UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10345
                                                     ---------------------

                   Nuveen Dividend Advantage Municipal Fund 3
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2005

Nuveen Investments
Municipal Exchange-Traded
Closed-End Funds

                                    NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
                                                                             NPP

                                           NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
                                                                             NMA

                                  NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
                                                                             NMO

                                        NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NAD

                                      NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NXZ

                                      NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NZF

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

Given recent reports of a strengthening economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin selling your holdings of fixed-income investments.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2005

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NPP, NMA, NMO, NAD, NXZ, NZF


Portfolio Manager's
        COMMENTS



Portfolio manager Tom Spalding discusses the economic and municipal market environments, key investment strategies and the annual performance of these six Funds. With 30 years of investment experience at Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO, NAD and NZF since 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005?

Between November 1, 2004, and October 31, 2005, the Federal Reserve implemented eight 0.25% increases in the closely-watched fed funds rate. These increases, which were aimed at controlling the pace of inflation, raised this short-term target rate to 3.75% from 1.75%. (On November 1, 2005, and December 13, 2005, the fed funds rate was increased by 0.25% to reach 4.25%.) Over this same 12-month period, shorter-term municipal market rates also rose significantly.

Longer-term yields declined throughout much of this period before rising toward the end of the fiscal year. The yield on the benchmark 10-year U.S. Treasury note ended October 2005 at 4.56%, compared with 4.03% one year earlier. Longer-term yields in the municipal market followed a similar pattern, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, ending the reporting period at 5.21%, an increase of 24 basis points from October 31, 2004. Together, the steady rise in shorter-term rates and the much more modest increase in longer rates over this period produced an overall flattening of the yield curve, which generally led to better relative performance for bonds with longer effective maturities and poorer returns for bonds with shorter maturities or short call dates.

The economy continued to improve over the 12-month period. After expanding at an annualized rate of 3.3% in the fourth quarter of 2004, the U.S. gross domestic product (GDP) grew by annualized rates of 3.8% in the first quarter of 2005, 3.3% in the second quarter and 3.8% in the third quarter. The overall employment picture showed some improvement, with national unemployment at 5.0% in October 2005, down from 5.5% in October 2004. However, the 4.3% year-over-year increase in the Consumer Price Index as of October 2005 raised some inflation concerns.

Over the 12 months ended October 2005, municipal bond new issue supply nationwide remained strong, as $363.4 billion in new securities came to market. A major factor behind this strong supply was the flattening yield curve, which made advance refundings more economically attractive for many issuers. (Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund the principal and interest payments of older, previously issued bonds that carry a higher coupon rate. This process usually results in lower total borrowing costs for bond issuers.) Between January and October 2005, pre-refunding volume was nearly 50% higher than during the same period in 2004, as issuers sought to take advantage of the current interest rate environment.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

With rising short-term interest rates and the overall flattening of the yield curve, our focus during this period centered on finding attractive bonds that we believed would add value to the Funds' portfolios and that, in our judgment, also had the potential to perform well under a variety of future market scenarios, regardless of economic or interest rate trends.

In general, our purchase activity centered on buying bonds that matured in about 25 years and that had about 10 years of call protection. In our opinion, bonds with these maturity and call protection characteristics offered more attractive opportunities and the best values during this period. In particular, we looked for attractively priced premium bonds - bonds that at the time of purchase were trading above their par values because their coupons were higher than current coupon levels. Historically, premium bonds have held their value better than current coupon bonds when interest rates have risen. Premium bonds also are good candidates for advance refundings, and trading pre-refunded bonds at opportune times in the interest rate cycle has historically been a key strategy for adding value to these Funds.

Overall, the ample new issue supply during this period provided us with opportunities to find the types of bonds we were seeking. While our main focus was on the 25-year part of the yield curve, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. In general, we were buying essential services revenue bonds that would also help us keep the Funds well diversified geographically. Lower-rated bonds generally were in great demand during this period, and as a result we did not find many attractive opportunities among lower-rated issues to add securities that we believed would enhance value. As a result, the majority of our purchase activity focused on higher quality bonds, especially during the second half of this 12-month period.

In NXZ, our strategy also included the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce some of NXZ's interest rate risk. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the interest rate risk of the Fund without having a negative impact on its income stream or common share dividends over the short term. We believe the hedging strategy was effective in achieving the intended goal of helping to reduce NXZ's net asset value (NAV) volatility, and in September 2005, we removed the hedge from this Fund. However, during the period that the hedge was in place, it had a slight negative impact on NXZ's performance, which affected the Fund's total return for the entire reporting period. The negative impact was caused by the decline of long-term interest rates during much of the period the hedge was in place, which resulted in a decline in the value of the hedge as the value of the Fund's portfolio rose.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 10/31/05

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NPP                        3.83%            7.86%             6.62%
--------------------------------------------------------------------------------
NMA                        4.42%            8.36%             6.87%
--------------------------------------------------------------------------------
NMO                        3.78%            7.33%             6.15%
--------------------------------------------------------------------------------
NAD                        4.27%            9.14%             NA
--------------------------------------------------------------------------------
NXZ                        7.83%            NA                NA
--------------------------------------------------------------------------------
NZF                        6.09%            NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index1                2.54%            5.98%             5.85%
--------------------------------------------------------------------------------
Lipper General
Leveraged
Municipal Debt
Funds Average2             5.08%            7.75%             6.52%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman Brothers index do not reflect any expenses.

2 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 64 funds; 5 years, 48 funds; and 10 years, 43 funds. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended October 31, 2005, the total returns on NAV for all six of the Funds in this report exceeded the return on the Lehman Brothers Municipal Bond Index. NXZ and NZF also outperformed the average return for their Lipper peer group for this period, while NPP, NMA, NMO and NAD underperformed this peer average.

One of the factors that, on balance, benefited the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage, even though increases in longer-term municipal bond rates caused the value of the Funds' holdings to fall, and the Funds' financial leverage exacerbated this decline in value. Leveraging can provide opportunities for enhanced income for common shareholders when short-term interest rates remain below the yields of the bonds purchased for the Funds' portfolios. This continued to be the case during these 12 months. At the same time, leveraging can add volatility to a Fund's NAV and share price, and can act to constrain overall Fund performance during periods when interest rates rise. This was evident during this reporting period.

As noted earlier, longer maturity bonds generally performed better than securities with shorter maturities over the course of this 12-month period. Yield curve positioning or, more specifically, heavier exposure to the longer end of the yield curve helped the performances of NXZ and NZF, which were established in 2001. The other four Funds, which were introduced between 1989 and 1999, had relatively greater exposures to the shorter end of the yield curve. One of our ongoing tasks is to more closely align the yield curve positioning of all of these Funds.

Each of these Funds benefited during this period from their allocations of lower-rated bonds, as these bonds generally outperformed higher-rated credits. As of October 31, 2005, allocations of bonds rated BBB or lower and non-rated bonds accounted for 10% of NMO's portfolio, 12% of NPP, 15% of NAD, 18% of NZF, 19% of NMA and 20% of NXZ.

Among the specific securities making contributions to the Funds' total returns for this period were bonds backed by the 1998 master tobacco settlement agreement as the litigation environment improved and supply/demand dynamics drove tobacco bond prices higher. Each Fund had about 5% to 6% of their portfolio in uninsured tobacco bonds as of October 31, 2005. Lower-rated hospital holdings also contributed positively to the Funds' total returns, as the healthcare sector ranked second in performance among the Lehman municipal revenue sectors for the period.

An additional factor in the performance differential among these Funds was their relative weightings of zero coupon bonds. These bonds do not make periodic interest payments and therefore typically have very long initial maturities. The prices of these bonds tend to be very sensitive to changes in interest rates. Zero coupon bonds in the Lehman Municipal Bond Index outperformed the general market by 130 basis points.

In addition to yield curve positioning, credit exposure, and specific holdings, another factor in the Funds' performances during this period was advance refundings. Refinancings rose sharply during this period, and the Funds' performances benefited from the amount of their portfolios that became advance refunded and the timing of these events. Generally, newly refunded bonds receive a higher credit rating, which usually translates to a higher price.

While newly pre-refunded bonds tended to enhance the Funds' returns, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, primarily because of the shorter effective maturities of these bonds. This was especially true in NPP and NMO.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2005?

We continued to believe that maintaining strong credit quality was an important requirement. As of October 31, 2005, all six of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 68% in NXZ to 77% in NMA, 80% in NZF, 83% in NAD and 84% in NPP and NMO.

As of October 31, 2005, potential call exposure for the period from November 2005 through the end of 2006 ranged from 3% in NZF to 4% in NXZ, 6% in NMO, 9% in NAD, and 10% in NMA and NPP. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

               Dividend and Share Price
                      INFORMATION



All of the Funds in this report use leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred(R) shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of these benefits was reduced. This resulted in one monthly dividend reduction in NZF and two in NPP, NMA, NMO and NAD over the 12-month period ended October 31, 2005. The dividend of NXZ remained stable throughout this reporting period.

In addition, due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPP                          $0.0151                            $0.0037
--------------------------------------------------------------------------------
NMA                          $0.0149                            $    --
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2005, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' were trading at discounts to their NAVs as shown in the accompanying chart:

                            10/31/05                          12-MONTH
                            DISCOUNT                   AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NPP                           -6.96%                             -7.42%
--------------------------------------------------------------------------------
NMA                           -3.25%                             -3.53%
--------------------------------------------------------------------------------
NMO                           -6.27%                             -7.06%
--------------------------------------------------------------------------------
NAD                           -4.58%                             -3.95%
--------------------------------------------------------------------------------
NXZ                           -1.01%                             -2.06%
--------------------------------------------------------------------------------
NZF                           -5.94%                             -6.28%
--------------------------------------------------------------------------------

Nuveen Performance Plus Municipal Fund, Inc.
NPP


Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              76%
AA                                8%
A                                 4%
BBB                               9%
BB or Lower                       1%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.081
Dec                            0.081
Jan                            0.081
Feb                            0.081
Mar                            0.078
Apr                            0.078
May                            0.078
Jun                            0.078
Jul                            0.078
Aug                            0.078
Sep                           0.0745
Oct                           0.0745

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.93
                              14.96
                              14.91
                              14.9
                              14.55
                              14.14
                              14.31
                              14.24
                              14.31
                              14.37
                              14.42
                              14.47
                              14.51
                              14.49
                              14.43
                              14.45
                              14.47
                              14.45
                              14.45
                              14.31
                              14.22
                              14.27
                              14.17
                              14.28
                              14.33
                              14.33
                              14.4
                              14.34
                              14.37
                              14.3
                              14.29
                              14.34
                              14.25
                              14.27
                              14.28
                              14.25
                              14.27
                              14.21
                              14.23
                              14.24
                              14.33
                              14.45
                              14.49
                              14.55
                              14.53
                              14.5
                              14.58
                              14.71
                              14.55
                              14.5
                              14.44
                              14.35
                              14.33
                              14.37
                              14.31
                              14.32
                              14.4
                              14.4
                              14.34
                              14.37
                              14.39
                              14.47
                              14.46
                              14.53
                              14.6
                              14.59
                              14.69
                              14.78
                              14.8
                              14.88
                              14.91
                              14.81
                              14.77
                              14.68
                              14.69
                              14.65
                              14.54
                              14.4
                              14.56
                              14.7
                              14.75
                              14.76
                              14.75
                              14.76
                              14.78
                              14.83
                              14.88
                              14.84
                              14.69
                              14.64
                              14.54
                              14.39
                              14.35
                              14.2
                              14.27
                              14.22
                              14.11
                              13.87
                              13.58
                              13.68
                              13.74
                              13.72
                              14
                              14.13
                              14.3
                              14.18
                              14.14
                              14.23
                              14.14
                              14.1
                              14.15
                              14.17
                              14.16
                              14.12
                              14.1
                              14.15
                              14.19
                              14.15
                              14.08
                              14.13
                              14.15
                              14.15
                              14.31
                              14.24
                              14.25
                              14.25
                              14.31
                              14.33
                              14.4
                              14.45
                              14.39
                              14.45
                              14.47
                              14.43
                              14.37
                              14.37
                              14.41
                              14.43
                              14.49
                              14.5
                              14.45
                              14.51
                              14.51
                              14.49
                              14.51
                              14.59
                              14.65
                              14.64
                              14.7
                              14.76
                              14.76
                              14.8
                              14.8
                              14.75
                              14.75
                              14.61
                              14.62
                              14.69
                              14.69
                              14.7
                              14.68
                              14.77
                              14.78
                              14.76
                              14.79
                              14.81
                              14.9
                              14.94
                              14.98
                              14.91
                              14.91
                              14.98
                              15.07
                              15.17
                              15.2
                              15.26
                              15.18
                              15.13
                              15.19
                              14.98
                              15.1
                              15.1
                              15.01
                              15.13
                              15.1
                              15.23
                              15.24
                              15.26
                              15.2
                              15.2
                              15.23
                              15.29
                              15.2
                              15.24
                              15.11
                              15.09
                              15.11
                              15.19
                              15.08
                              15.16
                              15.17
                              15.13
                              15.09
                              15.03
                              15.05
                              15.06
                              15.09
                              15.09
                              15.13
                              15.14
                              15.21
                              15.28
                              15.33
                              15.37
                              15.41
                              15.46
                              15.38
                              15.39
                              15.44
                              15.39
                              15.29
                              15.2
                              15
                              15.05
                              15.08
                              15.14
                              15.16
                              14.95
                              14.95
                              14.78
                              14.79
                              14.93
                              14.97
                              15.03
                              15.05
                              15.08
                              15.08
                              15.05
                              15.04
                              15.02
                              15.04
                              14.74
                              14.64
                              14.54
                              14.46
                              14.37
                              14.43
                              14.42
                              14.53
                              14.58
                              14.58
                              14.48
                              14.46
                              14.45
10/31/05                      14.43


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.43
------------------------------------
Common Share
Net Asset Value               $15.51
------------------------------------
Premium/(Discount) to NAV     -6.96%
------------------------------------
Market Yield                   6.20%
------------------------------------
Taxable-Equivalent Yield1      8.61%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $929,544
------------------------------------
Average Effective Maturity
on Securities (Years)          15.39
------------------------------------
Leverage-Adjusted Duration      8.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.02%         3.83%
------------------------------------
5-Year         10.31%         7.86%
------------------------------------
10-Year         6.12%         6.62%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.2%
------------------------------------
New York                        9.8%
------------------------------------
California                      9.0%
------------------------------------
New Jersey                      4.8%
------------------------------------
Louisiana                       4.6%
------------------------------------
Michigan                        4.5%
------------------------------------
Indiana                         4.5%
------------------------------------
Texas                           3.9%
------------------------------------
Colorado                        3.3%
------------------------------------
Florida                         3.1%
------------------------------------
Washington                      3.0%
------------------------------------
Utah                            3.0%
------------------------------------
Massachusetts                   2.8%
------------------------------------
South Carolina                  2.8%
------------------------------------
Ohio                            2.7%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
Nevada                          2.4%
------------------------------------
Georgia                         2.1%
------------------------------------
Minnesota                       2.1%
------------------------------------
Wisconsin                       1.4%
------------------------------------
Other                          14.5%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                25.6%
------------------------------------
Tax Obligation/Limited         15.4%
------------------------------------
Tax Obligation/General         13.2%
------------------------------------
Utilities                      10.0%
------------------------------------
Transportation                  9.3%
------------------------------------
Healthcare                      8.7%
------------------------------------
Consumer Staples                5.9%
------------------------------------
Other                          11.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0188 per share.

Nuveen Municipal Advantage Fund, Inc.
NMA


Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              66%
AA                               11%
A                                 4%
BBB                              16%
BB or Lower                       3%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.086
Dec                            0.086
Jan                            0.086
Feb                            0.086
Mar                            0.083
Apr                            0.083
May                            0.083
Jun                            0.083
Jul                            0.083
Aug                            0.083
Sep                           0.0795
Oct                           0.0795

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.68
                              15.75
                              15.77
                              15.72
                              15.43
                              15.04
                              15.2
                              15.2
                              15.29
                              15.21
                              15.3
                              15.44
                              15.52
                              15.5
                              15.46
                              15.46
                              15.37
                              15.37
                              15.4
                              15.36
                              15.25
                              15.28
                              15.19
                              15.31
                              15.34
                              15.34
                              15.33
                              15.32
                              15.4
                              15.27
                              15.22
                              15.27
                              15.18
                              15.12
                              15.06
                              15.1
                              15.07
                              15.1
                              15.1
                              15.04
                              15.11
                              15.23
                              15.29
                              15.34
                              15.3
                              15.39
                              15.37
                              15.46
                              15.43
                              15.48
                              15.33
                              15.3
                              15.12
                              15.15
                              15.2
                              15.27
                              15.22
                              15.2
                              15.17
                              15.18
                              15.23
                              15.31
                              15.36
                              15.44
                              15.4
                              15.44
                              15.58
                              15.59
                              15.7
                              15.75
                              15.79
                              15.76
                              15.76
                              15.76
                              15.66
                              15.55
                              15.47
                              15.38
                              15.41
                              15.52
                              15.7
                              15.68
                              15.67
                              15.71
                              15.7
                              15.7
                              15.68
                              15.7
                              15.47
                              15.42
                              15.26
                              15.21
                              15.19
                              15.09
                              15.1
                              15.08
                              15.05
                              14.85
                              14.42
                              14.55
                              14.36
                              14.35
                              14.52
                              14.65
                              14.78
                              14.76
                              14.74
                              14.78
                              14.77
                              14.79
                              14.82
                              14.87
                              14.89
                              14.92
                              14.96
                              15.04
                              15.15
                              14.87
                              14.92
                              14.93
                              15.14
                              15.14
                              15.1
                              15.21
                              15.2
                              15.2
                              15.17
                              15.23
                              15.28
                              15.33
                              15.28
                              15.26
                              15.39
                              15.28
                              15.26
                              15.32
                              15.24
                              15.17
                              15.28
                              15.33
                              15.29
                              15.31
                              15.25
                              15.22
                              15.21
                              15.31
                              15.32
                              15.38
                              15.45
                              15.46
                              15.5
                              15.55
                              15.49
                              15.5
                              15.41
                              15.34
                              15.33
                              15.31
                              15.4
                              15.37
                              15.39
                              15.46
                              15.48
                              15.57
                              15.59
                              15.69
                              15.68
                              15.67
                              15.67
                              15.7
                              15.69
                              15.78
                              15.75
                              15.83
                              15.85
                              15.91
                              15.8
                              15.77
                              15.71
                              15.56
                              15.63
                              15.66
                              15.61
                              15.6
                              15.66
                              15.65
                              15.68
                              15.81
                              15.72
                              15.72
                              15.78
                              15.89
                              15.77
                              15.72
                              15.65
                              15.65
                              15.57
                              15.63
                              15.58
                              15.66
                              15.68
                              15.77
                              15.7
                              15.78
                              15.77
                              15.75
                              15.8
                              15.82
                              15.77
                              15.8
                              15.82
                              15.81
                              15.84
                              15.88
                              15.93
                              15.97
                              15.95
                              15.94
                              16.01
                              16.06
                              16.01
                              15.89
                              15.71
                              15.66
                              15.64
                              15.7
                              15.76
                              15.68
                              15.6
                              15.51
                              15.58
                              15.66
                              15.75
                              15.84
                              15.84
                              15.84
                              15.81
                              15.72
                              15.76
                              15.85
                              15.75
                              15.55
                              15.44
                              15.38
                              15.39
                              15.34
                              15.3
                              15.24
                              15.19
                              15.2
                              15.19
                              15.05
                              15.13
                              15.17
10/31/05                      15.19


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.19
------------------------------------
Common Share
Net Asset Value               $15.70
------------------------------------
Premium/(Discount) to NAV     -3.25%
------------------------------------
Market Yield                   6.28%
------------------------------------
Taxable-Equivalent Yield1      8.72%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $675,678
------------------------------------
Average Effective Maturity
on Securities (Years)          17.26
------------------------------------
Leverage-Adjusted Duration      7.11
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.29%         4.42%
------------------------------------
5-Year         10.68%         8.36%
------------------------------------
10-Year         7.01%         6.87%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          12.2%
------------------------------------
New York                       11.0%
------------------------------------
Illinois                       10.1%
------------------------------------
Washington                      9.5%
------------------------------------
California                      6.9%
------------------------------------
Wisconsin                       5.1%
------------------------------------
Louisiana                       5.1%
------------------------------------
Tennessee                       3.4%
------------------------------------
South Carolina                  3.1%
------------------------------------
Ohio                            3.0%
------------------------------------
Colorado                        2.8%
------------------------------------
Nevada                          2.5%
------------------------------------
Indiana                         2.4%
------------------------------------
North Carolina                  2.1%
------------------------------------
Alabama                         2.1%
------------------------------------
New Jersey                      2.1%
------------------------------------
Massachusetts                   1.6%
------------------------------------
Oklahoma                        1.5%
------------------------------------
Other                          13.5%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                21.6%
------------------------------------
Healthcare                     16.5%
------------------------------------
Utilities                      15.8%
------------------------------------
Transportation                 13.0%
------------------------------------
Tax Obligation/Limited          7.0%
------------------------------------
Housing/Single Family           6.7%
------------------------------------
Tax Obligation/General          6.1%
------------------------------------
Consumer Staples                5.4%
------------------------------------
Other                           7.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0149 per share.

Nuveen Municipal Market Opportunity Fund, Inc.
NMO

Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              73%
AA                               11%
A                                 6%
BBB                               7%
BB or Lower                       2%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                            0.079
Dec                            0.079
Jan                            0.079
Feb                            0.079
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.076
Jul                            0.076
Aug                            0.076
Sep                           0.0725
Oct                           0.0725

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.49
                              14.56
                              14.53
                              14.6
                              14.35
                              14.04
                              14.16
                              14.09
                              14.2
                              14.24
                              14.24
                              14.28
                              14.34
                              14.29
                              14.2
                              14.24
                              14.22
                              14.2
                              14.22
                              14.1
                              14.09
                              14.12
                              13.99
                              14.11
                              14.13
                              14.15
                              14.12
                              14.1
                              14.16
                              14.09
                              14.04
                              14.01
                              13.96
                              13.93
                              13.96
                              13.96
                              13.9
                              13.95
                              13.9
                              13.95
                              13.96
                              14.03
                              14.08
                              14.14
                              14.07
                              14.12
                              14.23
                              14.34
                              14.32
                              14.28
                              14.25
                              14.17
                              14.14
                              14.23
                              14.15
                              14.22
                              14.22
                              14.23
                              14.25
                              14.24
                              14.27
                              14.47
                              14.44
                              14.48
                              14.45
                              14.47
                              14.5
                              14.5
                              14.49
                              14.55
                              14.58
                              14.53
                              14.57
                              14.59
                              14.58
                              14.59
                              14.44
                              14.33
                              14.44
                              14.53
                              14.59
                              14.62
                              14.65
                              14.67
                              14.68
                              14.63
                              14.56
                              14.53
                              14.36
                              14.33
                              14.13
                              14.04
                              13.94
                              13.91
                              13.83
                              13.77
                              13.62
                              13.55
                              13.33
                              13.46
                              13.26
                              13.24
                              13.45
                              13.65
                              13.74
                              13.73
                              13.71
                              13.81
                              13.74
                              13.71
                              13.73
                              13.75
                              13.68
                              13.71
                              13.7
                              13.77
                              13.84
                              13.78
                              13.75
                              13.79
                              13.82
                              13.86
                              13.92
                              13.97
                              13.93
                              13.93
                              13.97
                              14.01
                              14.04
                              14.13
                              13.97
                              14
                              14.1
                              14.11
                              14.08
                              14.07
                              14.08
                              14.11
                              14.16
                              14.18
                              14.15
                              14.17
                              14.23
                              14.24
                              14.17
                              14.29
                              14.32
                              14.45
                              14.6
                              14.45
                              14.5
                              14.47
                              14.41
                              14.39
                              14.44
                              14.27
                              14.29
                              14.26
                              14.39
                              14.39
                              14.39
                              14.43
                              14.48
                              14.54
                              14.68
                              14.79
                              14.74
                              14.87
                              14.92
                              14.88
                              14.92
                              14.95
                              14.94
                              14.97
                              14.98
                              15.03
                              14.99
                              15.01
                              14.95
                              14.84
                              14.84
                              14.85
                              14.72
                              14.75
                              14.78
                              14.9
                              14.98
                              14.96
                              14.94
                              14.94
                              14.92
                              14.96
                              14.95
                              14.94
                              14.87
                              14.88
                              14.84
                              14.92
                              14.89
                              14.9
                              14.79
                              14.87
                              14.8
                              14.74
                              14.75
                              14.81
                              14.83
                              14.88
                              14.87
                              14.79
                              14.82
                              14.88
                              14.86
                              14.94
                              14.95
                              14.93
                              14.92
                              14.98
                              14.94
                              14.96
                              14.9
                              14.86
                              14.65
                              14.62
                              14.6
                              14.55
                              14.59
                              14.46
                              14.46
                              14.25
                              14.33
                              14.44
                              14.47
                              14.51
                              14.5
                              14.48
                              14.46
                              14.44
                              14.39
                              14.37
                              14.41
                              14.22
                              14.01
                              14.05
                              14
                              14.06
                              14.05
                              14
                              14.11
                              14.15
                              14.18
                              14.11
                              14.13
                              14.14
10/31/05                      14.19

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.19
------------------------------------
Common Share
Net Asset Value               $15.14
------------------------------------
Premium/(Discount) to NAV     -6.27%
------------------------------------
Market Yield                   6.13%
------------------------------------
Taxable-Equivalent Yield1      8.51%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $689,682
------------------------------------
Average Effective Maturity
on Securities (Years)          14.25
------------------------------------
Leverage-Adjusted Duration      7.83
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.70%         3.78%
------------------------------------
5-Year          8.57%         7.33%
------------------------------------
10-Year         6.22%         6.15%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          15.6%
------------------------------------
New York                       13.7%
------------------------------------
Washington                     12.0%
------------------------------------
Illinois                        7.3%
------------------------------------
Minnesota                       5.3%
------------------------------------
California                      4.4%
------------------------------------
South Carolina                  4.3%
------------------------------------
Georgia                         3.9%
------------------------------------
Nevada                          3.5%
------------------------------------
Colorado                        3.3%
------------------------------------
North Dakota                    2.8%
------------------------------------
New Jersey                      2.7%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
Massachusetts                   2.2%
------------------------------------
Puerto Rico                     1.9%
------------------------------------
Other                          14.6%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                29.4%
------------------------------------
Tax Obligation/General         16.6%
------------------------------------
Transportation                 16.5%
------------------------------------
Tax Obligation/Limited          9.6%
------------------------------------
Healthcare                      7.0%
------------------------------------
Utilities                       7.0%
------------------------------------
Consumer Staples                5.4%
------------------------------------
Other                           8.5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Dividend Advantage Municipal Fund
NAD

Performance
     OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              72%
AA                               11%
A                                 2%
BBB                               7%
BB or Lower                       5%
NR                                3%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                           0.0855
Dec                           0.0855
Jan                           0.0855
Feb                           0.0855
Mar                           0.0825
Apr                           0.0825
May                           0.0825
Jun                           0.0825
Jul                           0.0825
Aug                           0.0825
Sep                            0.079
Oct                            0.079

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.33
                              15.45
                              15.35
                              15.34
                              15.02
                              14.6
                              14.7
                              14.64
                              14.67
                              14.73
                              14.73
                              14.78
                              14.86
                              14.77
                              14.63
                              14.7
                              14.72
                              14.79
                              14.79
                              14.67
                              14.52
                              14.56
                              14.35
                              14.58
                              14.67
                              14.76
                              14.8
                              14.86
                              14.89
                              14.9
                              14.82
                              14.91
                              14.83
                              14.75
                              14.74
                              14.73
                              14.66
                              14.74
                              14.69
                              14.7
                              14.64
                              14.67
                              14.87
                              14.9
                              14.81
                              14.8
                              15.06
                              15.1
                              14.9
                              14.73
                              14.59
                              14.6
                              14.56
                              14.54
                              14.49
                              14.59
                              14.57
                              14.48
                              14.52
                              14.54
                              14.64
                              14.73
                              14.75
                              14.79
                              14.87
                              14.86
                              14.89
                              14.94
                              14.92
                              15.03
                              15.07
                              15
                              15.04
                              14.96
                              14.95
                              14.92
                              14.86
                              14.83
                              14.82
                              14.97
                              14.99
                              15.02
                              15.02
                              14.96
                              15.01
                              15.02
                              15.05
                              14.96
                              14.74
                              14.72
                              14.6
                              14.49
                              14.42
                              14.4
                              14.41
                              14.35
                              14.32
                              14.19
                              13.82
                              13.89
                              13.84
                              13.84
                              13.91
                              14.05
                              14.2
                              14.24
                              14.26
                              14.31
                              14.27
                              14.28
                              14.34
                              14.4
                              14.35
                              14.3
                              14.28
                              14.34
                              14.43
                              14.39
                              14.29
                              14.34
                              14.44
                              14.36
                              14.47
                              14.53
                              14.54
                              14.54
                              14.62
                              14.63
                              14.7
                              14.77
                              14.67
                              14.82
                              14.88
                              14.82
                              14.87
                              14.81
                              14.83
                              14.88
                              14.85
                              14.9
                              14.87
                              14.85
                              14.83
                              14.82
                              14.81
                              14.87
                              14.94
                              14.97
                              15.07
                              15.01
                              15.07
                              15.09
                              15.15
                              15.15
                              15.15
                              15
                              15
                              14.98
                              15
                              14.97
                              14.97
                              15.03
                              15.12
                              15.15
                              15.2
                              15.25
                              15.22
                              15.32
                              15.43
                              15.42
                              15.43
                              15.43
                              15.48
                              15.52
                              15.49
                              15.55
                              15.54
                              15.53
                              15.48
                              15.3
                              15.52
                              15.5
                              15.43
                              15.46
                              15.48
                              15.45
                              15.54
                              15.59
                              15.55
                              15.55
                              15.5
                              15.57
                              15.55
                              15.59
                              15.49
                              15.44
                              15.44
                              15.49
                              15.41
                              15.38
                              15.39
                              15.38
                              15.33
                              15.35
                              15.44
                              15.4
                              15.46
                              15.46
                              15.53
                              15.55
                              15.58
                              15.58
                              15.64
                              15.65
                              15.74
                              15.79
                              15.72
                              15.78
                              15.8
                              15.75
                              15.67
                              15.59
                              15.5
                              15.45
                              15.42
                              15.45
                              15.57
                              15.47
                              15.38
                              15.21
                              15.2
                              15.24
                              15.28
                              15.28
                              15.32
                              15.31
                              15.26
                              15.15
                              15.1
                              15.03
                              15.12
                              14.89
                              14.77
                              14.7
                              14.58
                              14.53
                              14.62
                              14.58
                              14.65
                              14.67
                              14.63
                              14.57
                              14.51
                              14.53
10/31/05                      14.58

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.58
------------------------------------
Common Share
Net Asset Value               $15.28
------------------------------------
Premium/(Discount) to NAV     -4.58%
------------------------------------
Market Yield                   6.50%
------------------------------------
Taxable-Equivalent Yield1      9.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $599,887
------------------------------------
Average Effective Maturity
on Securities (Years)          15.66
------------------------------------
Leverage-Adjusted Duration      7.91
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.77%         4.27%
------------------------------------
5-Year          9.79%         9.14%
------------------------------------
Since
Inception       6.15%         7.61%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       24.8%
------------------------------------
New York                       10.2%
------------------------------------
Texas                          10.1%
------------------------------------
Washington                      7.7%
------------------------------------
Wisconsin                       4.7%
------------------------------------
New Jersey                      4.4%
------------------------------------
Florida                         3.8%
------------------------------------
Pennsylvania                    3.4%
------------------------------------
Ohio                            2.8%
------------------------------------
Louisiana                       2.7%
------------------------------------
Indiana                         2.6%
------------------------------------
Colorado                        2.5%
------------------------------------
Michigan                        2.4%
------------------------------------
California                      2.3%
------------------------------------
Rhode Island                    2.2%
------------------------------------
Other                          13.4%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     17.1%
------------------------------------
U.S. Guaranteed                16.1%
------------------------------------
Tax Obligation/Limited         14.2%
------------------------------------
Tax Obligation/General         13.4%
------------------------------------
Transportation                 11.8%
------------------------------------
Utilities                       8.3%
------------------------------------
Consumer Staples                5.4%
------------------------------------
Other                          13.7%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Dividend Advantage Municipal Fund 2
NXZ

Performance
     OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              61%
AA                                7%
A                                12%
BBB                               9%
BB or Lower                       8%
NR                                3%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                            0.086
Dec                            0.086
Jan                            0.086
Feb                            0.086
Mar                            0.086
Apr                            0.086
May                            0.086
Jun                            0.086
Jul                            0.086
Aug                            0.086
Sep                            0.086
Oct                            0.086

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.44
                              15.53
                              15.65
                              15.65
                              15.18
                              14.76
                              15
                              14.9
                              14.89
                              15.03
                              15.16
                              15.2
                              15.19
                              15.14
                              14.96
                              15.14
                              15.14
                              15.11
                              15.18
                              15.07
                              15.09
                              15.09
                              14.93
                              15.21
                              15.25
                              15.22
                              15.35
                              15.35
                              15.42
                              15.41
                              15.42
                              15.47
                              15.47
                              15.48
                              15.45
                              15.49
                              15.48
                              15.46
                              15.47
                              15.48
                              15.46
                              15.62
                              15.67
                              15.46
                              15.29
                              15.34
                              15.41
                              15.45
                              15.45
                              15.42
                              15.34
                              15.23
                              15.14
                              15.03
                              15.05
                              15.04
                              15.04
                              15
                              14.97
                              14.99
                              15.06
                              15.21
                              15.2
                              15.37
                              15.33
                              15.45
                              15.45
                              15.56
                              15.52
                              15.55
                              15.55
                              15.43
                              15.43
                              15.38
                              15.34
                              15.44
                              15.25
                              15.15
                              15.21
                              15.28
                              15.42
                              15.38
                              15.35
                              15.39
                              15.5
                              15.57
                              15.7
                              15.65
                              15.33
                              15.41
                              15.3
                              15.03
                              15.03
                              15
                              14.95
                              14.97
                              15.03
                              14.87
                              14.56
                              14.69
                              14.57
                              14.61
                              14.88
                              14.95
                              15.14
                              15.13
                              15.09
                              15.2
                              15.14
                              15.11
                              15.07
                              15.09
                              15.1
                              15.09
                              15.16
                              15.1
                              15.18
                              15.08
                              15.06
                              15.05
                              15.08
                              15.09
                              15.24
                              15.28
                              15.29
                              15.29
                              15.38
                              15.42
                              15.4
                              15.43
                              15.39
                              15.39
                              15.52
                              15.39
                              15.45
                              15.5
                              15.53
                              15.52
                              15.55
                              15.5
                              15.41
                              15.47
                              15.5
                              15.51
                              15.54
                              15.59
                              15.62
                              15.69
                              15.77
                              15.72
                              15.76
                              15.86
                              15.9
                              15.84
                              15.84
                              15.65
                              15.64
                              15.7
                              15.89
                              15.84
                              15.81
                              15.82
                              15.84
                              15.94
                              16
                              15.92
                              15.84
                              15.96
                              16.05
                              15.98
                              15.92
                              16
                              16.05
                              16.08
                              16.16
                              16.22
                              16.1
                              16.04
                              16.06
                              15.83
                              16.01
                              15.99
                              15.94
                              15.99
                              15.87
                              15.82
                              15.97
                              16
                              16
                              16
                              16.01
                              16.07
                              16.14
                              16.12
                              16.03
                              16.01
                              15.99
                              16.02
                              15.94
                              16
                              16.03
                              15.99
                              15.97
                              16
                              16.07
                              16.11
                              16.29
                              16.24
                              16.29
                              16.32
                              16.22
                              16.2
                              16.39
                              16.59
                              16.64
                              16.68
                              16.7
                              16.85
                              16.79
                              16.85
                              16.6
                              16.33
                              16.31
                              16.46
                              16.45
                              16.32
                              16.4
                              16.39
                              16.15
                              16.14
                              16.09
                              16.15
                              16.19
                              16.25
                              16.27
                              16.24
                              16.22
                              16.19
                              16.27
                              16.21
                              16.3
                              16.01
                              15.64
                              15.6
                              15.67
                              15.58
                              15.49
                              15.5
                              15.82
                              15.55
                              15.56
                              15.45
                              15.5
                              15.45
10/31/05                      15.64


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.64
------------------------------------
Common Share
Net Asset Value               $15.80
------------------------------------
Premium/(Discount) to NAV     -1.01%
------------------------------------
Market Yield                   6.60%
------------------------------------
Taxable-Equivalent Yield1      9.17%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $462,862
------------------------------------
Average Effective Maturity
on Securities (Years)          22.27
------------------------------------
Leverage-Adjusted Duration      7.40
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
            ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.58%         7.83%
------------------------------------
Since
Inception       7.71%         8.87%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          16.7%
------------------------------------
Michigan                        9.7%
------------------------------------
California                      7.6%
------------------------------------
Illinois                        7.6%
------------------------------------
New York                        4.3%
------------------------------------
Colorado                        4.2%
------------------------------------
Washington                      4.1%
------------------------------------
New Mexico                      3.7%
------------------------------------
Florida                         3.4%
------------------------------------
Missouri                        3.4%
------------------------------------
Indiana                         3.3%
------------------------------------
Alabama                         2.9%
------------------------------------
Louisiana                       2.8%
------------------------------------
Nevada                          2.8%
------------------------------------
Massachusetts                   2.7%
------------------------------------
Kansas                          2.6%
------------------------------------
Oregon                          2.6%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
Other                          13.1%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     17.9%
------------------------------------
Tax Obligation/Limited         15.5%
------------------------------------
U.S. Guaranteed                13.3%
------------------------------------
Transportation                 13.2%
------------------------------------
Water and Sewer                 8.8%
------------------------------------
Utilities                       7.0%
------------------------------------
Tax Obligation/General          6.3%
------------------------------------
Consumer Staples                5.1%
------------------------------------
Other                          12.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Dividend Advantage Municipal Fund 3
NZF

Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              71%
AA                                9%
A                                 2%
BBB                              10%
BB or Lower                       2%
NR                                6%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                           0.0805
Dec                           0.0805
Jan                           0.0805
Feb                           0.0805
Mar                           0.0805
Apr                           0.0805
May                           0.0805
Jun                           0.0805
Jul                           0.0805
Aug                           0.0805
Sep                            0.077
Oct                            0.077

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.45
                              14.49
                              14.62
                              14.62
                              14.39
                              13.95
                              14
                              14
                              14
                              14.07
                              14.16
                              14.26
                              14.31
                              14.37
                              14.25
                              14.32
                              14.33
                              14.34
                              14.32
                              14.17
                              14.2
                              14.16
                              14
                              14.1
                              14.14
                              14.12
                              14.14
                              14.17
                              14.22
                              14.1
                              14.07
                              14.07
                              14
                              13.95
                              13.99
                              14.03
                              14.07
                              14.08
                              14.15
                              14.03
                              14.07
                              14.15
                              14.18
                              14.24
                              14.3
                              14.26
                              14.45
                              14.51
                              14.69
                              14.62
                              14.5
                              14.43
                              14.32
                              14.12
                              14.17
                              14.18
                              14.24
                              14.16
                              14.14
                              14.13
                              14.15
                              14.23
                              14.34
                              14.4
                              14.39
                              14.39
                              14.49
                              14.53
                              14.53
                              14.57
                              14.6
                              14.54
                              14.57
                              14.56
                              14.5
                              14.45
                              14.39
                              14.3
                              14.37
                              14.43
                              14.45
                              14.46
                              14.45
                              14.51
                              14.54
                              14.6
                              14.69
                              14.55
                              14.46
                              14.45
                              14.3
                              14.19
                              14.16
                              14.18
                              14.22
                              14.18
                              14.07
                              13.91
                              13.67
                              13.79
                              13.8
                              13.79
                              13.95
                              14.1
                              14.14
                              14.12
                              14.15
                              14.23
                              14.15
                              14.16
                              14.13
                              14.21
                              14.09
                              14.07
                              14.07
                              14.08
                              14.18
                              14.16
                              14.12
                              14.1
                              14.15
                              14.18
                              14.26
                              14.35
                              14.32
                              14.32
                              14.35
                              14.44
                              14.44
                              14.41
                              14.3
                              14.39
                              14.47
                              14.35
                              14.41
                              14.41
                              14.48
                              14.45
                              14.48
                              14.48
                              14.47
                              14.49
                              14.52
                              14.56
                              14.56
                              14.61
                              14.67
                              14.69
                              14.78
                              14.77
                              14.78
                              14.85
                              14.85
                              14.9
                              14.91
                              14.77
                              14.76
                              14.71
                              14.75
                              14.68
                              14.72
                              14.75
                              14.82
                              14.86
                              14.92
                              14.86
                              14.82
                              14.9
                              14.99
                              15
                              15.05
                              15.13
                              15.15
                              15.19
                              15.26
                              15.31
                              15.25
                              15.24
                              15.18
                              14.95
                              15.04
                              14.95
                              14.94
                              14.98
                              14.98
                              14.98
                              15
                              15.05
                              15.1
                              15.1
                              15.14
                              15.13
                              15.12
                              15.11
                              15.03
                              15
                              15.03
                              15.09
                              15.05
                              15.06
                              15.08
                              15.12
                              15.06
                              15.11
                              15.17
                              15.13
                              15.06
                              15.08
                              15.13
                              15.17
                              15.18
                              15.2
                              15.26
                              15.35
                              15.42
                              15.47
                              15.3
                              15.32
                              15.41
                              15.4
                              15.21
                              15.08
                              14.91
                              14.9
                              14.91
                              14.94
                              14.93
                              14.56
                              14.47
                              14.4
                              14.35
                              14.51
                              14.5
                              14.53
                              14.5
                              14.5
                              14.45
                              14.49
                              14.48
                              14.45
                              14.53
                              14.33
                              14.08
                              14.1
                              14.1
                              14.05
                              14.09
                              14.09
                              14.33
                              14.35
                              14.38
                              14.3
                              14.36
                              14.37
10/31/05                      14.41

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.41
------------------------------------
Common Share
Net Asset Value               $15.32
------------------------------------
Premium/(Discount) to NAV     -5.94%
------------------------------------
Market Yield                   6.41%
------------------------------------
Taxable-Equivalent Yield1      8.90%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $617,358
------------------------------------
Average Effective Maturity
on Securities (Years)          18.72
------------------------------------
Leverage-Adjusted Duration      7.03
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.11%         6.09%
------------------------------------
Since
Inception       5.62%         8.09%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       12.2%
------------------------------------
Texas                          12.1%
------------------------------------
Washington                     10.7%
------------------------------------
California                      6.9%
------------------------------------
Michigan                        6.1%
------------------------------------
Nevada                          5.3%
------------------------------------
Colorado                        5.2%
------------------------------------
Indiana                         4.0%
------------------------------------
Iowa                            3.8%
------------------------------------
New York                        3.5%
------------------------------------
Wisconsin                       3.0%
------------------------------------
Louisiana                       2.3%
------------------------------------
Kentucky                        2.1%
------------------------------------
Missouri                        1.7%
------------------------------------
Oregon                          1.7%
------------------------------------
Ohio                            1.6%
------------------------------------
New Jersey                      1.6%
------------------------------------
Georgia                         1.5%
------------------------------------
Other                          14.7%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Transportation                 17.6%
------------------------------------
Healthcare                     16.1%
------------------------------------
Tax Obligation/General         12.9%
------------------------------------
U.S. Guaranteed                10.1%
------------------------------------
Water and Sewer                 8.3%
------------------------------------
Utilities                       7.4%
------------------------------------
Education and Civic
   Organizations                5.9%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Tax Obligation/Limited          5.5%
------------------------------------
Other                          10.4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Shareholder
        MEETING REPORT

The Annual Shareholder Meeting was held on July 26, 2005 at The Northern Trust Bank, 50 S. LaSalle St., Chicago, Illinois.

                                                   NPP                              NMA                             NMO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                          Common and                       Common and                      Common and
                                       MuniPreferred                    MuniPreferred                   MuniPreferred
                                       shares voting                    shares voting                   shares voting
                                            together                         together                        together
                                          as a class                       as a class                      as a class
====================================================================================================================================
      For                                 52,862,723                       37,087,433                      40,218,602
      Against                                373,374                          336,660                         334,594
      Abstain                                574,348                          444,500                         413,430
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445                       37,868,593                      40,966,626
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                          Common and                                       Common and                     Common and
                                       MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred  MuniPreferred
                                       shares voting   shares voting   shares voting    shares voting   shares voting  shares voting
                                            together        together        together         together        together       together
                                          as a class      as a class      as a class       as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
      For                                 53,315,159              --      37,446,063               --      40,553,436             --
      Withhold                               495,286              --         422,530               --         413,190             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================
Lawrence H. Brown
      For                                 53,296,458              --      37,452,096               --      40,590,710             --
      Withhold                               513,987              --         416,497               --         375,916             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================
Jack B. Evans
      For                                 53,324,307              --      37,457,019               --      40,585,623             --
      Withhold                               486,138              --         411,574               --         381,003             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================
William C. Hunter
      For                                 53,322,571              --      37,507,732               --      40,593,172             --
      Withhold                               487,874              --         360,861               --         373,454             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================
David J. Kundert
      For                                 53,331,019              --      37,501,768               --      40,592,913             --
      Withhold                               479,426              --         366,825               --         373,713             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================
William J. Schneider
      For                                         --          16,898              --           13,106              --         14,539
      Withhold                                    --              97              --               49              --             69
------------------------------------------------------------------------------------------------------------------------------------
      Total                                       --          16,995              --           13,155              --         14,608
====================================================================================================================================
Timothy R. Schwertfeger
      For                                         --          16,895              --           13,098              --         14,547
      Withhold                                    --             100              --               57              --             61
------------------------------------------------------------------------------------------------------------------------------------
      Total                                       --          16,995              --           13,155              --         14,608
====================================================================================================================================
Judith M. Stockdale
      For                                 53,310,458              --      37,499,595               --      40,587,488             --
      Withhold                               499,987              --         368,998               --         379,138             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================
Eugene S. Sunshine
      For                                 53,307,530              --      37,502,134               --      40,577,226             --
      Withhold                               502,915              --         366,459               --         389,400             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               53,810,445              --      37,868,593               --      40,966,626             --
====================================================================================================================================

Shareholder
    MEETING REPORT (continued)
                                                   NAD                             NXZ                              NZF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                          Common and                       Common and                      Common and
                                       MuniPreferred                    MuniPreferred                   MuniPreferred
                                       shares voting                    shares voting                   shares voting
                                            together                         together                        together
                                          as a class                       as a class                      as a class
====================================================================================================================================
      For                                 37,977,618                       28,297,610                      38,783,698
      Against                                280,169                          162,725                         322,800
      Abstain                                269,279                          189,801                         228,204
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066                       28,650,136                      39,334,702
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                          Common and                                       Common and                     Common and
                                       MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred  MuniPreferred
                                       shares voting   shares voting   shares voting    shares voting   shares voting  shares voting
                                            together        together        together         together        together       together
                                          as a class      as a class      as a class       as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
      For                                 38,090,074              --      28,447,863               --      39,064,983             --
      Withhold                               436,992              --         202,273               --         269,719             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================
Lawrence H. Brown
      For                                 38,087,066              --      28,452,771               --      39,056,658             --
      Withhold                               440,000              --         197,365               --         278,044             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================
Jack B. Evans
      For                                 38,092,084              --      28,453,050               --      39,072,765             --
      Withhold                               434,982              --         197,086               --         261,937             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================
William C. Hunter
      For                                 38,106,231              --      28,458,908               --      39,070,348             --
      Withhold                               420,835              --         191,228               --         264,354             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================
David J. Kundert
      For                                 38,100,806              --      28,461,057               --      39,063,232             --
      Withhold                               426,260              --         189,079               --         271,470             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================
William J. Schneider
      For                                          --         11,467              --            8,635              --         11,964
      Withhold                                     --             11              --               40              --             41
------------------------------------------------------------------------------------------------------------------------------------
      Total                                        --         11,478              --            8,675              --         12,005
====================================================================================================================================
Timothy R. Schwertfeger
      For                                          --         11,467              --            8,635              --         11,964
      Withhold                                     --             11              --               40              --             41
------------------------------------------------------------------------------------------------------------------------------------
      Total                                        --         11,478              --            8,675              --         12,005
====================================================================================================================================
Judith M. Stockdale
      For                                 38,101,238              --      28,463,512               --      39,068,858             --
      Withhold                               425,828              --         186,624               --         265,844             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================
Eugene S. Sunshine
      For                                 38,097,911              --      28,470,902               --      39,070,723             --
      Withhold                               429,155              --         179,234               --         263,979             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               38,527,066              --      28,650,136               --      39,334,702             --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                         /s/  Ernst & Young LLP


Chicago, Illinois
December 14, 2005

               Nuveen Performance Plus Municipal Fund, Inc. (NPP)
               Portfolio of
                       INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.2% (0.8% OF TOTAL INVESTMENTS)

                Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                Series 1997A:
$       3,640    5.625%, 2/01/22 (Pre-refunded to 2/01/07) - FGIC Insured             2/07 at 101.00         AAA     $    3,785,673
        1,435    5.625%, 2/01/22 - FGIC Insured                                       2/07 at 101.00         AAA          1,487,550
        3,820    5.375%, 2/01/27 (Pre-refunded to 2/01/07) - FGIC Insured             2/07 at 100.00         AAA          3,924,515
        1,505    5.375%, 2/01/27 - FGIC Insured                                       2/07 at 100.00         AAA          1,537,764


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/12 at 100.00         AAA          1,088,630
                 Series 2002B, 5.250%, 7/01/22 (Pre-refunded to 7/01/12)

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                Airport Revenue Bonds, Series 2002B:
        5,365    5.750%, 7/01/15 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          5,829,233
        5,055    5.750%, 7/01/16 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          5,492,409


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,080   Independence County, Arkansas, Hydroelectric Power Revenue            5/13 at 100.00           A          5,214,010
                  Bonds, Series 2003, 5.350%, 5/01/28 - ACA Insured

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB            970,320
                 Washington Regional Medical Center, Series 2005A,
                 5.000%, 2/01/35


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 13.4% (9.0% OF TOTAL INVESTMENTS)

        3,500   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          2,587,410
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

       11,000   Anaheim Public Finance Authority, California, Subordinate               No Opt. Call         AAA          5,506,270
                 Lease Revenue Bonds, Public Improvement Project,
                 Series 1997C, 0.000%, 9/01/20 - FSA Insured

        3,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          3,011,670
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        2,380   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          2,422,816
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

        6,435   California, General Obligation Refunding Bonds, Series 2002,            No Opt. Call         AAA          7,471,743
                 6.000%, 4/01/16 - AMBAC Insured

        5,300   California, General Obligation Bonds, Series 2004, 5.100%, 2/01/34    2/09 at 100.00           A          5,350,244

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15                                                      5/12 at 101.00          A2          4,528,520
        2,975    5.375%, 5/01/22                                                      5/12 at 101.00          A2          3,203,718

                East Bay Municipal Utility District, Alameda and Contra Costa
                Counties, California, Water System Subordinated Revenue
                Refunding Bonds, Series 1996:
        3,935    4.750%, 6/01/21 (Pre-refunded to 6/01/06) - FGIC Insured             6/06 at 100.00         AAA          3,976,593
        2,990    4.750%, 6/01/21 - FGIC Insured                                       6/06 at 100.00         AAA          2,995,442

       10,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB         11,407,500
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        8,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00          A-          8,026,880
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45

        1,000   Mt. Diablo Hospital District, California, Insured Hospital Revenue   12/05 at 100.00         AAA          1,027,710
                 Bonds, Series 1993A, 5.125%, 12/01/23 - AMBAC Insured

       13,450   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         16,869,528
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.200%, 8/01/17 - MBIA Insured

       17,585   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA         18,870,112
                 Residential Mortgage Revenue Refunding Bonds,
                 Series 1991A, 7.150%, 2/01/10


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,325   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA     $    3,056,027
                 Restructured Single Family Mortgage Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

        2,000   San Francisco Airports Commission, California, Revenue Bonds,         5/09 at 101.00         AAA          2,050,980
                 San Francisco International Airport, Second Series 1999,
                 Issue 23B, 5.125%, 5/01/30 - FGIC Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          2,060,800
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.125%, 5/01/26 - FGIC Insured

        3,000   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA            682,200
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured

       15,745   Walnut Valley Unified School District, Los Angeles County,            8/11 at 103.00         AAA         19,127,341
                 California, General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.9% (3.3% OF TOTAL INVESTMENTS)

        3,000   Colorado Educational and Cultural Facilities Authority, Charter       8/14 at 100.00         AAA          3,147,210
                 School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2004, 5.250%, 8/15/34 - XLCA Insured

        5,860   Colorado Health Facilities Authority, Revenue Refunding Bonds,        9/11 at 100.00          AA          6,084,438
                 Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21

        7,575   Denver City and County, Colorado, Airport System Revenue             11/07 at 101.00         AAA          7,883,454
                 Bonds, Series 1997E, 5.250%, 11/15/23 - MBIA Insured

       20,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA         20,446,200
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/33 - XLCA Insured

       10,615   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          4,955,082
                 Bonds, Series 1997B, 0.000%, 9/01/21 - MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,601,100
                 Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured

          755   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA            791,882
                 Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,590   District of Columbia, General Obligation Bonds, Series 1999B,         6/09 at 101.00         AAA          5,983,704
                 5.500%, 6/01/13 - FSA Insured

        6,440   District of Columbia Tobacco Settlement Corporation, Tobacco          5/11 at 101.00         BBB          6,878,950
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

        6,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          6,336,780
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/10 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.7% (3.1% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Venice Homes Apartments,
                Series 2001A:
        1,545    5.700%, 1/01/32 (Alternative Minimum Tax) - FSA Insured              7/11 at 100.00         AAA          1,572,439
        1,805    5.800%, 1/01/36 (Alternative Minimum Tax) - FSA Insured              7/11 at 100.00         AAA          1,844,187

        2,915   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA          3,029,472
                 Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 (Alternative
                 Minimum Tax) - FSA Insured

       10,050   Florida State Board of Education, Full Faith and Credit Public        6/10 at 101.00         AAA         10,995,002
                 Education Capital Outlay Refunding Bonds, Series 1999D,
                 5.750%, 6/01/22

        7,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00         AAA          7,410,690
                 Tampa International Airport, Series 2003A, 5.250%, 10/01/17
                 (Alternative Minimum Tax) - MBIA Insured

       10,750   Martin County Industrial Development Authority, Florida,             12/05 at 101.00         BB+         10,832,130
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        2,570   Miami-Dade County Housing Finance Authority, Florida,                 6/11 at 100.00         AAA          2,669,716
                 Multifamily Mortgage Revenue Bonds, Country Club Villas II
                 Project, Series 2001-1A, 5.850%, 1/01/37 (Alternative
                 Minimum Tax) - FSA Insured

        3,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/15 at 100.00         AAA          3,510,430
                 International Airport, Series 2005A, 5.000%, 10/01/37
                 (Alternative Minimum Tax) (WI, settling 11/02/05) -
                 XLCA Insured

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00          AA          1,816,144
                 Development District, Special Assessment Bonds, Commercial
                 Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured


                                       21


                    Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$       4,920   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA     $    5,374,706
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded to 1/01/10) -
                 FGIC Insured

        5,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call         AAA          5,682,600
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,000   George L. Smith II World Congress Center Authority, Atlanta,          7/10 at 101.00         AAA          2,131,180
                 Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax) -
                 MBIA Insured

       15,000   Private Colleges and Universities Authority, Georgia, Revenue        11/09 at 101.00       AA***         16,328,100
                 Bonds, Emory University, Series 1999A, 5.500%, 11/01/25
                 (Pre-refunded to 11/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

          615   Idaho Housing and Finance Association, Single Family Mortgage         7/10 at 100.00         Aa2            641,574
                 Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative
                 Minimum Tax)

          865   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00          A1            898,562
                 Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 19.8% (13.2% OF TOTAL INVESTMENTS)

        3,000   Chicago, Illinois, General Obligation Bonds, Library Projects,        1/08 at 102.00         AAA          3,214,440
                 Series 1997, 5.750%, 1/01/17 (Pre-refunded to 1/01/08) -
                 FGIC Insured

                Chicago, Illinois, General Obligation Bonds, City Colleges of
                Chicago Capital Improvement Project, Series 1999:
       32,170    0.000%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA         15,714,723
       32,670    0.000%, 1/01/22 - FGIC Insured                                         No Opt. Call         AAA         15,126,863

       10,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          5,166,900
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/19 - FGIC Insured

       10,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          4,896,900
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

        9,145   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A,       1/07 at 101.00         AAA          9,421,545
                 5.500%, 1/01/29 - MBIA Insured

                DuPage County Forest Preserve District, Illinois, General
                Obligation Bonds, Series 2000:
        8,000    0.000%, 11/01/18                                                       No Opt. Call         AAA          4,402,240
       15,285    0.000%, 11/01/19                                                       No Opt. Call         AAA          7,987,330

        2,955   Illinois Health Facilities Authority, Revenue Bonds, Silver Cross     8/09 at 101.00           A          3,004,112
                 Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15

        4,580   Illinois Health Facilities Authority, Revenue Bonds, Midwest          8/10 at 102.00         Aaa          4,952,262
                 Care Center IX, Inc., Series 2000, 6.250%, 8/20/35

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/13 at 100.00          A-          3,197,730
                 Hospital, Series 2003, 6.000%, 7/01/33

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          4,088,480
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        4,415   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/06 at 100.00        BBB-          4,417,340
                 Proctor Community Hospital, Series 1991, 7.375%, 1/01/23

        5,000   Kane, McHenry, Cook and DeKalb Counties Community Unit               12/11 at 100.00         AAA          5,505,550
                 School District 300, Carpentersville, Illinois, General
                 Obligation Bonds, Series 2000, 5.500%, 12/01/19 (Pre-refunded to 12/01/11) - MBIA Insured

        3,700   Libertyville, Illinois, Affordable Housing Revenue Bonds,            11/09 at 100.00          A3          3,818,622
                 Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
                 (Alternative Minimum Tax)

        6,000   McHenry County Conservation District, Illinois, General               2/11 at 100.00         AAA          6,581,580
                 Obligation Bonds, Series 2001A, 5.625%, 2/01/21
                 (Pre-refunded to 2/01/11) - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
        9,400    0.000%, 12/15/18 - MBIA Insured                                        No Opt. Call         AAA          5,142,364
       16,570    0.000%, 12/15/20 - MBIA Insured                                        No Opt. Call         AAA          8,159,399
       23,550    0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call         AAA         10,418,991
       13,000    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          5,170,620


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1998A:
$       5,180    5.500%, 12/15/23 - FGIC Insured                                        No Opt. Call         AAA     $    5,960,212
        5,100    5.500%, 12/15/23 - FGIC Insured                                        No Opt. Call         AAA          5,778,147

       10,650   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA         13,890,689
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26

       17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA         20,735,727
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1999, 5.750%, 6/01/23 - FSA Insured

        6,090   Sherman, Illinois, GNMA Mortgage Revenue Refunding Bonds,            10/09 at 102.00         AAA          6,583,716
                 Villa Vianney, Series 1999A, 6.450%, 10/01/29


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.7% (4.5% OF TOTAL INVESTMENTS)

        2,465   Danville Multi-School Building Corporation, Indiana, First            7/11 at 100.00         AAA          2,643,392
                 Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 -
                 AMBAC Insured

       14,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA         14,948,780
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 - MBIA Insured

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,947,000
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Ancilla Systems Inc. Obligated Group, Series 1997:
       15,380    5.250%, 7/01/17 - MBIA Insured                                       7/07 at 101.00         AAA         16,068,716
        2,250    5.250%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          2,341,620
        4,320    5.250%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          4,495,910

        2,000   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,048,640
                 Community Hospitals of Indiana, Series 2005A,
                 5.000%, 5/01/35 - AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2000:
        1,285    5.375%, 12/01/25 (Pre-refunded to 12/01/10)                         12/10 at 100.00      Aa2***          1,395,767
        6,715    5.375%, 12/01/25                                                    12/10 at 100.00         Aa2          7,171,351

        3,105   Indiana University, Student Fee Revenue Bonds, Series 2003O,          8/13 at 100.00         AAA          3,337,689
                 5.250%, 8/01/20 - FGIC Insured

        1,000   Marion County Convention and Recreational Facilities Authority,       6/11 at 100.00         AAA          1,042,850
                 Indiana, Excise Taxes Lease Rental Revenue Refunding Senior
                 Bonds, Series 2001A, 5.000%, 6/01/21 - MBIA Insured

        2,395   Shelbyville Central Renovation School Building Corporation,           7/15 at 100.00         AAA          2,261,000
                 Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 -
                 MBIA Insured

        1,800   Sunman Dearborn High School Building Corporation, Indiana,            1/15 at 100.00         AAA          1,858,194
                 First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          5,142,300
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        3,790   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AA+          3,964,492
                 Series 2004A, 5.000%, 3/01/23

        5,790   Sedgwick County Unified School District 259, Wichita, Kansas,         9/10 at 100.00          AA          5,340,812
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/17

        3,200   Wyandotte County Unified School District 500, Kansas, General         9/11 at 100.00         AAA          3,025,248
                 Obligation Bonds, Series 2001, 4.000%, 9/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,700   Louisville and Jefferson County Metropolitan Sewer District,          5/07 at 101.00         AAA          3,909,642
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 1997A, 6.250%, 5/15/26 (Pre-refunded to 5/15/07) -
                 MBIA Insured


                                       23


                    Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.9% (4.6% OF TOTAL INVESTMENTS)

$       1,250   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa     $    1,291,438
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Refunding Bonds, Series 1997B-1,
                 5.750%, 10/01/26

        4,000   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,       11/14 at 100.00         AAA          4,218,520
                 Series 2004, 5.250%, 11/01/25 - MBIA Insured

        4,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton           7/14 at 100.00         AAA          4,809,960
                 Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                 MBIA Insured

       35,700   Louisiana Stadium and Exposition District, Hotel Occupancy            7/06 at 102.00         AAA         37,033,038
                 Tax Bonds, Series 1996, 5.750%, 7/01/26 (Pre-refunded to
                 7/01/06) - FGIC Insured

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
       10,000    5.500%, 5/15/30                                                      5/11 at 101.00         BBB         10,256,100
        6,250    5.875%, 5/15/39                                                      5/11 at 101.00         BBB          6,521,625


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,680   Portland, Maine, Airport Revenue Bonds, Series 2003A,                 7/13 at 100.00         AAA          5,815,809
                 5.000%, 7/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,110   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2          1,128,004
                 Revenue Bonds, Series 2000H, 5.800%, 9/01/32 (Alternative
                 Minimum Tax)

        7,720   Maryland Transportation Authority, Airport Parking Revenue            3/12 at 101.00         AAA          8,008,265
                 Bonds, Baltimore-Washington International Airport Passenger
                 Facility, Series 2002B, 5.125%, 3/01/20 (Alternative Minimum
                 Tax) - AMBAC Insured

        7,090   Takoma Park, Maryland, Hospital Facilities Revenue Refunding            No Opt. Call         AAA          7,990,288
                 and Improvement Bonds, Washington Adventist Hospital,
                 Series 1995, 6.500%, 9/01/12 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.2% (2.8% OF TOTAL INVESTMENTS)

        1,380   Massachusetts Educational Finance Authority, Student Loan            12/09 at 101.00         AAA          1,423,884
                 Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11
                 (Alternative Minimum Tax) - MBIA Insured

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
        1,255    5.250%, 1/01/22 (Pre-refunded to 1/01/13) - FGIC Insured             1/13 at 100.00         AAA          1,359,567
        3,745    5.250%, 1/01/22 (Pre-refunded to 1/01/13) - FGIC Insured             1/13 at 100.00         AAA          4,057,033

          890   Massachusetts, General Obligation Bonds, Consolidated Loan,          11/12 at 100.00       AA***            965,534
                 Series 2002C, 5.250%, 11/01/30 (Pre-refunded to 11/01/12)

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        4,000    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA          4,154,680
        5,625    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          5,788,350

        1,420   Massachusetts Health and Educational Facilities Authority,            7/08 at 101.00         Aaa          1,422,556
                 Revenue Bonds, Southcoast Health System Obligated Group,
                 Series 1998A, 4.750%, 7/01/27 - MBIA Insured

        4,365   Massachusetts Health and Educational Facilities Authority,           10/15 at 100.00         AAA          4,555,620
                 Revenue Bonds, Berkshire Health System, Series 2005F,
                 5.000%, 10/01/19 - AGC Insured

        5,745   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          5,861,394
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Route 3 North Transportation Improvements Association,                6/10 at 100.00         AAA          9,185,270
                 Massachusetts, Lease Revenue Bonds, Series 2000,
                 5.375%, 6/15/33 (Pre-refunded to 6/15/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.8% (4.5% OF TOTAL INVESTMENTS)

       17,000   Birmingham City School District, Oakland County, Michigan,           11/07 at 100.00         AAA         17,096,560
                 School Building and Site Bonds, Series 1998, 4.750%, 11/01/24 -
                 FSA Insured

        5,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          5,160,250
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        3,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/07 at 101.00         AAA          3,119,010
                 Bonds, Series 1997A, 5.000%, 7/01/21 (Pre-refunded to
                 7/01/07) - MBIA Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       4,030   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA     $    4,206,111
                 Mortgage Hospital Revenue Bonds, Portage Health System
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities         10/11 at 100.00         AA-          1,550,010
                 Program, Series 2001I, 5.000%, 10/15/24

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA          5,157,100
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                 MBIA Insured

        7,115   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          7,602,876
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.500%, 3/01/16

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue             No Opt. Call         AAA          5,409,400
                 Refunding Bonds, Sisters of Mercy Health Corporation,
                 Series 1993P, 5.375%, 8/15/14 - MBIA Insured

        3,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          3,141,660
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

       10,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA         10,478,800
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.375%, 12/01/16 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.1% (2.1% OF TOTAL INVESTMENTS)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,160,440
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/26 - FGIC Insured

       20,770   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         25,557,900
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.3% (0.9% OF TOTAL INVESTMENTS)

        9,750   Mississippi Business Finance Corporation, Pollution Control           4/06 at 100.00        BBB-          9,930,375
                 Revenue Refunding Bonds, System Energy Resources Inc.
                 Project, Series 1998, 5.875%, 4/01/22

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,478,341
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,058,520
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

        6,350   Kansas City, Missouri, Airport Revenue Bonds, General                 9/12 at 100.00         AAA          6,792,722
                 Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                 FGIC Insured

        3,815   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          4,146,218
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 (Pre-refunded to 6/01/11) - AMBAC Insured

        1,845   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          1,954,372
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.7% (0.5% OF TOTAL INVESTMENTS)

          830   Montana Board of Housing, Single Family Mortgage Bonds,               6/07 at 101.50         AA+            840,159
                 Series 1997A-1, 6.150%, 6/01/30 (Alternative Minimum Tax)

          920   Montana Board of Housing, Single Family Mortgage Bonds,              12/09 at 100.00         AA+            934,242
                 Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        4,795   Montana Higher Education Student Assistance Corporation,             12/08 at 101.00          A2          4,894,736
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,475   Nebraska Investment Finance Authority, Single Family Housing          9/10 at 100.00         AAA          1,483,850
                 Revenue Bonds, Series 2000E, 5.850%, 9/01/20 (Alternative
                 Minimum Tax)


                                       25

                    Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.6% (2.4% OF TOTAL INVESTMENTS)

$       5,000   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA     $    5,360,700
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 - FGIC Insured

       10,900   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         12,021,719
                 Series 2002C, 5.500%, 6/15/19 (Pre-refunded to 6/15/12) -
                 MBIA Insured

        4,980   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA          5,146,432
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

       10,465   Nevada, General Obligation Bonds, Municipal Bond Bank                 5/06 at 101.00         AAA         10,737,404
                 Project 52, Series 1996A, 6.000%, 5/15/21 (Pre-refunded
                 to 5/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.6% (1.0% OF TOTAL INVESTMENTS)

        3,265   New Hampshire Health and Education Facilities Authority,              1/15 at 100.00           A          3,287,463
                 Revenue Bonds, Southern New Hampshire University,
                 Series 2005, 5.000%, 1/01/30 - ACA Insured

                New Hampshire Housing Finance Authority, FHLMC Multifamily
                Housing Remarketed Revenue Bonds, Countryside LP,
                Series 1994:
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                            7/10 at 101.00         Aaa          3,937,064
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                            7/10 at 101.00         Aaa          7,304,890


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 7.2% (4.8% OF TOTAL INVESTMENTS)

        2,885   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA          2,931,362
                 Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13
                 (Alternative Minimum Tax) - MBIA Insured

        3,000   New Jersey Economic Development Authority, Transportation             5/09 at 100.00         AAA          3,180,150
                 Sublease Revenue Bonds, Light Rail Transit System,
                 Series 1999A, 5.250%, 5/01/17 (Pre-refunded to 5/01/09) -
                 FSA Insured

        8,750   New Jersey Transportation Trust Fund Authority, Transportation        6/07 at 102.00         AAA          9,211,563
                 System Bonds, Series 1996B, 5.250%, 6/15/16 (Pre-refunded
                 to 6/15/07)

        9,250   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA         10,255,290
                 System Bonds, Series 2003C, 5.500%, 6/15/23 (Pre-refunded
                 to 6/15/13)

        4,500   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          5,049,045
                 System Bonds, Series 2001C, 5.500%, 12/15/18 - FSA Insured

       10,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA         10,485,800
                 5.000%, 1/01/20 - FSA Insured

       13,890   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB         14,440,044
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        4,060   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          4,631,445
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39

                West Deptford Township, Gloucester County, New Jersey,
                General Obligation Bonds, Series 2000:
        3,150    5.500%, 9/01/21 (Pre-refunded to 9/01/10) - FGIC Insured             9/10 at 100.00         Aaa          3,429,500
        3,335    5.500%, 9/01/22 (Pre-refunded to 9/01/10) - FGIC Insured             9/10 at 100.00         Aaa          3,630,915


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.7% (9.8% OF TOTAL INVESTMENTS)

        1,500   Hempstead Industrial Development Agency, New York, Resource             No Opt. Call         BB+          1,559,655
                 Recovery Revenue Refunding Bonds, American Ref-Fuel
                 Company of Hempstead LP, Series 2001, 5.000%, 12/01/10
                 (Mandatory put 6/01/10)

       13,220   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA         14,434,389
                 Tax Fund Bonds, Series 2002A, 5.500%, 11/15/26 -
                 FSA Insured

            5   New York City, New York, General Obligation Bonds, Fiscal             2/06 at 100.00          A+              5,064
                 Series 1987D, 8.500%, 8/01/08

        6,300   New York City, New York, General Obligation Bonds, Fiscal             5/10 at 101.00         AAA          7,029,729
                 Series 2000A, 6.250%, 5/15/26 - FSA Insured

       16,295   New York City, New York, General Obligation Bonds, Fiscal             2/06 at 101.50       A+***         16,653,979
                 Series 1996F, 5.750%, 2/01/15 (Pre-refunded to 2/01/06)

       10,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00      AA+***         10,920,200
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2000A, 5.750%, 6/15/30 (Pre-refunded to 6/15/09)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 1996B:
        7,270    5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA Insured             6/06 at 101.00         AAA          7,466,799
       13,380    5.750%, 6/15/26 - MBIA Insured                                       6/06 at 101.00         AAA         13,733,901


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 1997A:
$       3,495    5.500%, 6/15/24 (Pre-refunded to 6/15/06) - MBIA Insured             6/06 at 101.00         AAA     $    3,584,262
        1,380    5.500%, 6/15/24 - MBIA Insured                                       6/06 at 101.00         AAA          1,412,554

        7,810   New York City Transitional Finance Authority, New York, Future        8/09 at 101.00         AAA          8,556,246
                 Tax Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                 (Pre-refunded to 8/15/09)

        2,250   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA          2,439,877
                 Bonds, State University Dormitory Facilities, Series 1999C,
                 5.500%, 7/01/29 (Pre-refunded to 7/01/09) - MBIA Insured

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,          8/07 at 101.00         AAA          1,565,370
                 St. Barnabas Hospital, Series 1997, 5.450%, 8/01/35 -
                 AMBAC Insured

        2,070   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          2,202,294
                 Bonds, 853 Schools Program, Gateway-Longview Inc.,
                 Series 1998A, 5.500%, 7/01/18 - AMBAC Insured

        5,500   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          5,675,120
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1996B:
        1,930    5.375%, 2/15/26 (Pre-refunded to 2/15/06) - MBIA Insured             2/06 at 102.00         AAA          1,982,207
           35    5.375%, 2/15/26 (Pre-refunded to 2/15/06) - MBIA Insured             2/06 at 102.00         AAA             35,947
           35    5.375%, 2/15/26 - MBIA Insured                                       2/06 at 102.00         AAA             35,884

       17,000   Dormitory Authority of the State of New York, Third General           7/09 at 101.00         AAA         18,434,630
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1999-1, 5.500%, 7/01/29 (Pre-refunded to
                 7/01/09) - FSA Insured

        3,000   Dormitory Authority of the State of New York, Third General           1/08 at 102.00         AAA          3,193,050
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.375%, 7/01/24 (Pre-refunded
                 to 1/01/08) - FSA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
        1,580    6.375%, 7/01/13 - RAAI Insured                                       7/09 at 101.00          AA          1,731,980
        9,235    6.125%, 7/01/21 - RAAI Insured                                       7/09 at 101.00          AA         10,011,941

        3,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          3,225,030
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation, Series 1998A, 5.950%, 9/01/33 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/08 at 102.00         AAA          2,080,260
                 Revenue Bonds, Series 1998A, 5.000%, 1/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.0% (2.7% OF TOTAL INVESTMENTS)

        7,500   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA          7,634,400
                 5.000%, 1/01/31 - FSA Insured

        3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          3,715,773
                 Initiatives, Series 2004A, 5.000%, 5/01/30

        5,080   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     7/09 at 100.00         Aaa          5,115,204
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)

        6,600   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          6,639,864
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

       13,600   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R         14,060,496
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,400   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-          3,237,956
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0% (0.7% OF TOTAL INVESTMENTS)

        9,150   Port of St. Helens, Oregon, Pollution Control Revenue Bonds,            No Opt. Call        Baa1          9,276,179
                 Portland General Electric Company, Series 1985B,
                 4.800%, 6/01/10


                                       27

                    Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.7% (2.5% OF TOTAL INVESTMENTS)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
$       3,125    0.000%, 5/15/22 - FSA Insured                                          No Opt. Call         AAA     $    1,412,344
        3,125    0.000%, 5/15/23 - FSA Insured                                          No Opt. Call         AAA          1,334,656
        3,135    0.000%, 5/15/24 - FSA Insured                                          No Opt. Call         AAA          1,266,321
        3,155    0.000%, 5/15/26 - FSA Insured                                          No Opt. Call         AAA          1,137,314
        4,145    0.000%, 11/15/26 - FSA Insured                                         No Opt. Call         AAA          1,457,506
        2,800    0.000%, 5/15/28 - FSA Insured                                          No Opt. Call         AAA            901,908
        3,000    0.000%, 11/15/28 - FSA Insured                                         No Opt. Call         AAA            942,330

        3,935   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          4,215,998
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

       11,000   Delaware County Authority, Pennsylvania, Health System Revenue       11/08 at 102.00         AAA         11,248,600
                 Bonds, Catholic Health East Issue, Series 1998A,
                 4.875%, 11/15/18 - AMBAC Insured

                Pennsylvania Economic Development Financing Authority, Senior
                Lien Resource Recovery Revenue Bonds, Northampton Generating
                Project, Series 1994A:
        2,100    6.400%, 1/01/09 (Alternative Minimum Tax)                            1/06 at 100.00        BBB-          2,106,321
        4,500    6.500%, 1/01/13 (Alternative Minimum Tax)                            1/06 at 100.00        BBB-          4,544,460

          700   Pennsylvania Economic Development Financing Authority,                1/06 at 100.00         N/R            701,302
                 Subordinate Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994C, 6.875%, 1/01/11 (Alternative
                 Minimum Tax)

        2,750   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         N/R          2,774,640
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994B, 6.750%, 1/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,250   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00         AAA          1,390,788
                 Revenue Bonds, Series 2000B, 5.875%, 7/01/21 (Pre-refunded to 7/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.2% (0.9% OF TOTAL INVESTMENTS)

        2,000   Kent County Water Authority, Rhode Island, General Revenue            7/12 at 100.00         AAA          2,079,980
                 Bonds, Series 2002A, 5.000%, 7/15/23 - MBIA Insured

        7,000   Rhode Island Housing and Mortgage Finance Corporation,               10/14 at 100.00         AA+          6,783,280
                 Homeownership Opportunity Bond Program, Series 50A,
                 4.650%, 10/01/34

                Rhode Island Health and Educational Building Corporation,
                Revenue Refunding Bonds, Salve Regina University, Series 2002:
        1,260    5.250%, 3/15/17 - RAAI Insured                                       3/12 at 101.00          AA          1,322,698
        1,080    5.250%, 3/15/18 - RAAI Insured                                       3/12 at 101.00          AA          1,130,684


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.1% (2.8% OF TOTAL INVESTMENTS)

        2,625   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,770,320
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/25 - MBIA Insured

       22,855   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          6,439,853
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 -
                 AMBAC Insured

        6,925   South Carolina, General Obligation Bonds, Series 1999A,              10/09 at 101.00         Aaa          6,966,342
                 4.000%, 10/01/14

       21,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB         22,284,570
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.3% (0.9% OF TOTAL INVESTMENTS)

        2,260   Johnson City Health and Educational Facilities Board,                 7/23 at 100.00         AAA          2,366,288
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Johnson City Medical Center, Series 1998C,
                 5.125%, 7/01/25 (Pre-refunded to 7/01/23) - MBIA Insured

        1,700   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          1,833,892
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
                 Minimum Tax) - AMBAC Insured

        6,000   Metropolitan Government of Nashville-Davidson County                 12/17 at 100.00         AAA          6,982,320
                 Health and Educational Facilities Board, Tennessee,
                 Revenue Refunding and Improvement Bonds, Meharry
                 Medical College, Series 1996, 6.000%, 12/01/19 -
                 AMBAC Insured

        1,000   Tennessee Housing Development Agency, Homeownership                   7/10 at 101.00          AA          1,010,380
                 Program Bonds, Series 2000-1, 6.375%, 7/01/25 (Alternative
                 Minimum Tax)


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.8% (3.9% OF TOTAL INVESTMENTS)

$       3,740   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue          11/09 at 100.00         AAA     $    4,056,666
                 Refunding Bonds, Series 1999, 5.625%, 11/15/17
                 (Pre-refunded to 11/15/09) - AMBAC Insured

        3,975   Bell County Health Facilities Development Corporation, Texas,         2/10 at 101.00         AAA          4,349,008
                 Revenue Bonds, Scott and White Memorial Hospital and
                 Scott, Sherwood and Brindley Foundation, Series 2000A,
                 6.125%, 8/15/23 - MBIA Insured

                Central Texas Regional Mobility Authority, Travis and Williamson
                Counties, Toll Road Revenue Bonds, Series 2005:
        4,000    5.000%, 1/01/35 - FGIC Insured                                       1/15 at 100.00         AAA          4,095,760
        3,000    5.000%, 1/01/45 - FGIC Insured                                       1/15 at 100.00         AAA          3,038,340

        1,000   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/08 at 100.00       AA***          1,044,620
                 Series 1998, 5.250%, 2/15/15 (Pre-refunded to 2/15/08)

        1,000   Harlingen Independent School District, Cameron County, Texas,         8/09 at 100.00         AAA          1,080,960
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.650%, 8/15/29 (Pre-refunded to 8/15/09)

        1,625   Harris County Health Facilities Development Corporation,              7/09 at 101.00         AAA          1,711,564
                 Texas, Revenue Bonds, Christus Health, Series 1999A,
                 5.375%, 7/01/24 - MBIA Insured

        4,000   Houston Community College, Texas, Limited Tax General                 2/13 at 100.00         AAA          4,119,080
                 Obligation Bonds, Series 2003, 5.000%, 2/15/27 -
                 AMBAC Insured

        3,885   Houston Independent School District, Public Facility                    No Opt. Call         AAA          2,018,529
                 Corporation, Harris County, Texas, Lease Revenue Bonds,
                 Cesar E. Chavez High School, Series 1998A,
                 0.000%, 9/15/19 - AMBAC Insured

        1,690   Webb County, Laredo, Texas, Combination Tax and Sewer                 2/08 at 100.00         AAA          1,695,188
                 System, Revenue Certificates of Obligation, Series 1998A,
                 4.500%, 2/15/18 - MBIA Insured

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                       8/06 at 46.47         AAA          2,204,647
        3,705    0.000%, 8/15/22                                                       8/06 at 41.33         AAA          1,481,741

          385   Lubbock Housing Finance Corporation, Texas, GNMA                      6/07 at 102.00         AAA            388,542
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1997A,
                 6.125%, 12/01/17

        3,480   Pearland, Texas, General Obligation Bonds, Series 2002,               3/12 at 100.00         AAA          3,571,872
                 5.000%, 3/01/27 - FGIC Insured

        6,835   San Antonio, Texas, Electric and Gas System Revenue                   2/09 at 100.00         Aa1          6,839,716
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21

        6,000   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          6,181,140
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        4,000   Tarrant Regional Water District, Texas, Water Revenue                 3/13 at 100.00         AAA          4,161,520
                 Refunding and Improvement Bonds, Series 1999,
                 5.000%, 3/01/22 - FSA Insured

        1,740   Texas, General Obligation Bonds, Water Financial Assistance,          8/09 at 100.00         AAA          1,842,991
                 State Participation Program, Series 1999C,
                 5.500%, 8/01/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 4.4% (3.0% OF TOTAL INVESTMENTS)

        2,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/06 at 102.00         AAA          2,074,560
                 Bonds, Special Obligation Crossover, Sixth Series 1996B,
                 6.000%, 7/01/16 - MBIA Insured

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, Series 1997B:
        3,315    5.750%, 7/01/19 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 102.00         AAA          3,519,734
        6,685    5.750%, 7/01/19 - MBIA Insured                                       7/07 at 102.00         AAA          7,060,162

                Utah County, Utah, Hospital Revenue Bonds, IHC Health
                Services Inc., Series 1997:
       12,885    5.250%, 8/15/21 - MBIA Insured                                       8/07 at 101.00         AAA         13,372,826
        3,900    5.250%, 8/15/26 - MBIA Insured                                       8/07 at 101.00         AAA          3,973,554

        3,870   Utah Housing Corporation, Single Family Mortgage Bonds,               1/12 at 100.00         AA-          3,926,579
                 Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)

           25   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 100.00          AA             25,105
                 Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

        2,105   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         AA-          2,149,373
                 Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)


                                       29

                    Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH (continued)

$       2,470   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         Aa1     $    2,535,109
                 Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative
                 Minimum Tax)

          685   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00          AA            687,815
                 Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative
                 Minimum Tax)

          985   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/11 at 100.00          AA          1,007,547
                 Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)

          815   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/11 at 100.00         Aa2            837,804
                 Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,920   Vermont Housing Finance Agency, Single Family Housing Bonds,         12/05 at 101.00      Aa3***          3,092,280
                 Series 1994-5, 7.000%, 11/01/27 (Alternative Minimum
                 Tax) (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,500   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          2,732,900
                 Refinery Project - Hovensa LLC, Series 2003,
                 6.125%, 7/01/22 (Alternative Minimum Tax)

        4,700   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00          AA          4,818,769
                 Loan Note, Series 2003, 5.000%, 10/01/33 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.5% (3.0% OF TOTAL INVESTMENTS)

       12,235   Chelan County Public Utility District 1, Washington, Columbia           No Opt. Call         AAA          4,261,573
                 River-Rock Island Hydro-Electric System Revenue Refunding
                 Bonds, Series 1997A, 0.000%, 6/01/26 - MBIA Insured

        3,100   Cowlitz County Public Utilities District 1, Washington, Electric      9/14 at 100.00         AAA          3,190,117
                 Production Revenue Bonds, Series 2004, 5.000%, 9/01/28 -
                 FGIC Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          5,423,700
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

        1,815   Grant County Public Utility District 2, Washington, Revenue           1/06 at 102.00         AAA          1,859,504
                 Bonds, Master Lease Program, Wanapum Hydroelectric
                 Development, Series 1997A, 5.625%, 1/01/26 (Pre-refunded
                 to 1/01/06) - MBIA Insured

        2,295   King County School District 414, Lake Washington,                    12/10 at 100.00      Aa1***          2,491,727
                 Washington, General Obligation Bonds, Series 2000,
                 5.375%, 12/01/16 (Pre-refunded to 12/01/10)

        2,015   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          2,209,024
                 Terminal 18, Series 1999A, 6.000%, 9/01/29 - MBIA Insured

       12,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds,          1/11 at 100.00         Aa1         12,463,320
                 Series 2001D, 5.250%, 1/01/26

        5,000   Washington State Housing Finance Commission, Non-Profit               7/09 at 101.00          AA          5,379,950
                 Housing Revenue Bonds, Kline Galland Center, Series 1999,
                 6.000%, 7/01/29 - RAAI Insured

        4,685   Washington State Healthcare Facilities Authority, Revenue            12/09 at 101.00         AAA          4,982,638
                 Bonds, Providence Services, Series 1999, 5.375%, 12/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,091,850
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1% (1.4% OF TOTAL INVESTMENTS)

       11,620   Wisconsin Health and Educational Facilities Authority,                2/10 at 101.00          AA         12,663,825
                 Revenue Bonds, Marshfield Clinic, Series 1999,
                 6.250%, 2/15/29 - RAAI Insured

        7,490   Wisconsin Health and Educational Facilities Authority, Revenue        7/08 at 103.00         N/R          6,994,459
                 Bonds, Millennium Housing Foundation Inc., Series 1998,
                 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------

$   1,468,055   Total Long-Term Investments (cost $1,301,727,964) - 149.1%                                            1,386,493,621
=============-----------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.2% (0.1% OF TOTAL INVESTMENTS)

$       1,500   Puerto Rico Government Development Bank, Adjustable                                       VMIG-1     $    1,500,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 2.580%, 12/01/15 - MBIA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       1,500   Total Short-Term Investments (cost $1,500,000)                                                            1,500,000
============------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,303,227,964) - 149.3%                                                      1,387,993,621
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     20,550,863
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                       (479,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  929,544,484
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                    Nuveen Municipal Advantage Fund, Inc. (NMA)
                    Portfolio of
                            INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$      10,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA     $   10,710,400
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured

        5,075   Lauderdale County and Florence Healthcare Authority,                  7/09 at 101.00         AAA          5,350,725
                 Alabama, Revenue Bonds, Coffee Health Group,
                 Series 1999A, 5.250%, 7/01/24 - MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,535,130
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4% (0.2% OF TOTAL INVESTMENTS)

                Alaska Housing Finance Corporation, General Housing Purpose
                Bonds, Series 2005A:
        1,125    5.250%, 12/01/34 - FGIC Insured                                     12/14 at 100.00         AAA          1,181,734
        1,280    5.250%, 12/01/41 - FGIC Insured                                     12/14 at 100.00         AAA          1,335,834

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Maricopa County Pollution Control Corporation, Arizona,               5/06 at 101.00         BBB          5,085,300
                 Remarketed Revenue Refunding Bonds, Public Service
                 Company of New Mexico, Series 1992A, 5.750%, 11/01/22

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.4% (6.9% OF TOTAL INVESTMENTS)

        2,500   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          1,848,150
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          3,011,670
                 Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/33

        3,550   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,822,924
                 Revenue Bonds, Series 2002A, 5.375%, 5/01/22

        7,500   California State Public Works Board, Lease Revenue Bonds,             4/14 at 100.00          A-          7,704,075
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.125%, 6/01/29

        9,955   Capistrano Unified School District, Orange County, California,          No Opt. Call         AAA          2,703,579
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 0.000%, 9/01/31 - FGIC Insured

        7,535   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          9,867,761
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax)

        2,990   East Bay Municipal Utility District, Alameda and Contra Costa         6/06 at 100.00         AAA          2,995,442
                 Counties, California, Water System Subordinated Revenue
                 Refunding Bonds, Series 1996, 4.750%, 6/01/21 -
                 FGIC Insured

        2,000   Folsom Cordova Unified School District, Sacramento County,              No Opt. Call         AAA            622,280
                 California, General Obligation Bonds, School Facilities
                 Improvement District 1, Series 2004B, 0.000%, 10/01/28 -
                 MBIA Insured

        3,360   Folsom Cordova Unified School District, Sacramento County,              No Opt. Call         AAA          1,144,483
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2002A, 0.000%, 7/01/27 -
                 MBIA Insured

        2,315   Gateway Unified School District, California, General Obligation         No Opt. Call         AAA            600,766
                 Bonds, Series 2004B, 0.000%, 8/01/32 - FGIC Insured

        3,000   Golden State Tobacco Securitization Corporation, California,            No Opt. Call         AAA          1,071,690
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 0.000%, 6/01/26 - FSA Insured

        1,275   Madera Unified School District, Madera County, California,            8/12 at 100.00         AAA          1,364,416
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/23 -
                 FSA Insured

                North Orange County Community College District, California,
                General Obligation Bonds, Series 2003B:
        7,735    0.000%, 8/01/25 - FGIC Insured                                         No Opt. Call         AAA          2,933,421
        4,000    0.000%, 8/01/26 - FGIC Insured                                         No Opt. Call         AAA          1,429,760

        5,000   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          5,902,800
                 Residential Mortgage Revenue Refunding Bonds,
                 Series 1991B, 7.375%, 2/01/12


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,000   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA     $    6,561,850
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax)

        9,315   Perris, California, GNMA Mortgage-Backed Securities Program             No Opt. Call         AAA         11,457,450
                 Single Family Mortgage Revenue Bonds, Series 1989A,
                 7.600%, 1/01/23 (Alternative Minimum Tax)

       13,000   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA          2,956,200
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured

        7,250   San Jose-Evergreen Community College District, Santa Clara            9/15 at 100.00         AAA          2,082,563
                 County, California, General Obligation Bonds, Series 2005A,
                 0.000%, 9/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.2% (2.8% OF TOTAL INVESTMENTS)

        8,350   Colorado Health Facilities Authority, Remarketed Revenue Bonds,       7/06 at 102.00         AAA          8,732,597
                 Kaiser Permanente System, Series 1994A, 5.350%, 11/01/16

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 1997B:
        2,650    0.000%, 9/01/16 - MBIA Insured                                         No Opt. Call         AAA          1,617,560
        7,650    0.000%, 9/01/26 - MBIA Insured                                         No Opt. Call         AAA          2,684,691

        1,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA          1,104,180
                 Bonds, Series 2000A, 5.750%, 9/01/35 - MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,601,100
                 Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured

        4,125   Municipal Subdistrict Northern Colorado Water District, Revenue      12/07 at 101.00         AAA          4,317,019
                 Bonds, Series 1997G, 5.250%, 12/01/15 - AMBAC Insured

                Platte River Power Authority, Colorado, Power Revenue
                Refunding Bonds, Series 2002EE:
        2,000    5.375%, 6/01/17                                                      6/12 at 100.00          AA          2,166,740
        5,000    5.375%, 6/01/18                                                      6/12 at 100.00          AA          5,416,850

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4% (0.3% OF TOTAL INVESTMENTS)

          715   District of Columbia Housing Finance Agency, GNMA                    12/05 at 102.00         AAA            733,619
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988F-1, 6.375%, 6/01/26 (Alternative Minimum Tax)

        2,165   District of Columbia Housing Finance Agency, GNMA/FNMA                6/07 at 102.00         AAA          2,170,477
                 Single Family Mortgage Revenue Bonds, Series 1997B,
                 5.900%, 12/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        2,770   Florida Housing Finance Corporation, Housing Revenue Bonds,          12/10 at 100.00         AAA          2,875,288
                 Stratford Point Apartments, Series 2000O-1, 5.850%, 12/01/31
                 (Alternative Minimum Tax) - FSA Insured

       10,130   Tampa, Florida, Healthcare System Revenue Bonds, Allegany            12/05 at 100.00         AAA         10,162,112
                 Health System - St. Mary's Hospital, Series 1993,
                 5.125%, 12/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/14 at 100.00         AAA          4,225,120
                 Series 2004, 5.250%, 10/01/39 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5% (0.4% OF TOTAL INVESTMENTS)

        1,285   Hawaii Housing Finance and Development Corporation,                   7/07 at 102.00         AAA          1,289,973
                 Single Family Mortgage Purchase Revenue Bonds,
                 Series 1997A, 5.750%, 7/01/30 (Alternative Minimum Tax)

        2,215   Hawaii Housing and Community Development Corporation,                 7/10 at 102.00         AAA          2,311,109
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Sunset Villas, Series 2000, 5.700%, 7/20/31

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.3% (10.1% OF TOTAL INVESTMENTS)

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          6,672,845
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded to 7/01/10) - FGIC Insured

        4,000   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          4,283,960
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997,
                 5.750%, 12/01/20 (Pre-refunded to 12/01/07) -
                 AMBAC Insured

       12,500   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA         13,084,000
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

        2,175   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA            681,667
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/28 - FGIC Insured


                                       33


                    Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,515   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA     $      407,323
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/31 - FGIC Insured

        5,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          2,272,050
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        5,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue      1/11 at 101.00         AAA          5,166,100
                 Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured

        5,000   Chicago, Illinois, Second Lien Wastewater Transmission                1/08 at 102.00         AAA          5,305,500
                 Revenue Bonds, Series 1997, 5.250%, 1/01/28 (Pre-refunded
                 to 1/01/08) - AMBAC Insured

       10,115   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/06 at 102.00         AAA         10,595,361
                 Rush-Presbyterian-St. Luke's Medical Center Obligated Group,
                 Series 1996A, 6.250%, 11/15/20 - MBIA Insured

        6,165   Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush       2/07 at 102.00           A          6,347,361
                 Lincoln Health Center, Series 1996B, 5.750%, 2/15/22

        4,210   Illinois Health Facilities Authority, Revenue Bonds, Victory          8/07 at 101.00        BBB-          4,182,425
                 Health Services, Series 1997A, 5.375%, 8/15/16

        6,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          6,266,940
                 Medical Center, Series 2002, 5.750%, 5/15/22

       10,740   Lake and McHenry Counties Community Unit School                        1/15 at 66.94         Aaa          4,547,531
                 District 118, Wauconda, Illinois, General Obligation Bonds,
                 Series 2005B, 0.000%, 1/01/23 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1999A:
       13,455    5.500%, 12/15/24 - FGIC Insured                                     12/09 at 101.00         AAA         14,504,221
       10,430    5.250%, 12/15/28 - FGIC Insured                                     12/09 at 101.00         AAA         10,968,814

        4,600   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          5,747,746
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

        1,940   University of Illinois, Auxiliary Facilities Systems Revenue          4/13 at 100.00         AAA          2,015,388
                 Bonds, Series 2003A, 5.000%, 4/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.6% (2.4% OF TOTAL INVESTMENTS)

        5,205   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA          5,557,743
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 - MBIA Insured

        9,000   Indiana Health Facility Financing Authority, Hospital Revenue         5/06 at 102.00         AAA          9,280,710
                 Refunding and Improvement Bonds, Community Hospitals
                 of Indiana, Series 1995, 5.700%, 5/15/22 - MBIA Insured

        6,075   LaGrange County Jail Building Corporation, Indiana, First            10/09 at 101.00       A3***          6,566,589
                 Mortgage Jail Bonds, Series 1998, 5.400%, 10/01/21
                 (Pre-refunded to 10/01/09)

        2,725   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/09 at 102.00         BBB          2,844,273
                 Madison Center Inc., Series 1999, 5.450%, 2/15/12

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   Burlington, Kansas, Environmental Improvement Revenue                   No Opt. Call          A3          5,103,500
                 Bonds, Kansas City Power and Light Company Project,
                 Series 1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

        4,935   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+          5,172,768
                 Bonds, Series 2004A, 5.000%, 3/01/22

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,848,823
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,500   Louisville and Jefferson County Metropolitan Sewer District,          5/07 at 101.00         AAA          5,683,480
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 1997A, 5.250%, 5/15/27 - MBIA Insured

        4,950   Louisville and Jefferson County Metropolitan Sewer District,         11/07 at 101.00         AAA          5,143,149
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 1997B, 5.200%, 5/15/25 - MBIA Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 7.7% (5.1% OF TOTAL INVESTMENTS)

$      13,500   De Soto Parish, Louisiana, Pollution Control Revenue                  9/09 at 102.00         AAA     $   14,774,265
                 Refunding Bonds, Cleco Utility Group Inc. Project,
                 Series 1999, 5.875%, 9/01/29 - AMBAC Insured

        6,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton           7/14 at 100.00         AAA          6,878,760
                 Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                 MBIA Insured

        9,395   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB         11,843,055
                 Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/14

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
        6,000    5.500%, 5/15/30                                                      5/11 at 101.00         BBB          6,153,660
       11,750    5.875%, 5/15/39                                                      5/11 at 101.00         BBB         12,260,655

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,750   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         AAA          1,789,428
                 Revenue Bonds, UMass Memorial Healthcare, Series 1998A,
                 5.000%, 7/01/28 - AMBAC Insured

        4,135   Massachusetts Housing Finance Agency, Single Family                  12/09 at 100.00         AAA          4,145,999
                 Housing Revenue Bonds, Series 77, 5.950%, 6/01/25
                 (Alternative Minimum Tax) - FSA Insured

       10,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         10,117,500
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6% (1.1% OF TOTAL INVESTMENTS)

        3,275   Michigan State Hospital Finance Authority, Revenue Refunding          2/06 at 100.00         BB-          3,276,507
                 Bonds, Detroit Medical Center Obligated Group,
                 Series 1993A, 6.500%, 8/15/18

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Detroit Medical Center Obligated Group, Series 1998A:
        4,995    5.250%, 8/15/23                                                      8/08 at 101.00         BB-          4,742,103
        3,000    5.250%, 8/15/28                                                      8/08 at 101.00         BB-          2,799,000

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        5,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          5,200,500
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/32 - FGIC Insured

        4,780   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          4,896,632
                 Revenue Bonds, Series 2000C, 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        2,510   Minnesota Housing Finance Agency, Single Family Mortgage              1/10 at 100.00         AA+          2,535,326
                 Revenue Bonds, Series 2000J, 5.400%, 1/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.0% (0.0% OF TOTAL INVESTMENTS)

           55   Coahoma-Clarksdale Housing Development Corporation,                   2/06 at 100.00         AAA             55,101
                 Mississippi, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Gooden Estates and
                 McLaurin Arms, Series 1990A, 8.000%, 8/01/24

           60   Coahoma-Clarksdale Housing Development Corporation,                   2/06 at 100.00         AAA             60,110
                 Mississippi, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Gooden Estates and
                 McLaurin Arms, Series 1990B, 8.000%, 8/01/24

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          1,543,890
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

          255   Missouri Housing Development Commission, Single Family                9/09 at 102.00         AAA            264,782
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2000A-1, 7.500%, 3/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.6% (1.0% OF TOTAL INVESTMENTS)

       3,730    Montana Board of Housing, Single Family Program Bonds,               12/05 at 102.00         AA+         3,738,877
                 Series 1995B, 6.400%, 12/01/27 (Alternative Minimum Tax)

        6,920   Montana Board of Housing, Single Family Mortgage Bonds,               6/07 at 101.50         AA+          7,124,901
                 Series 1997A-1, 6.050%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.7% (2.5% OF TOTAL INVESTMENTS)

        7,310   Clark County, Nevada, Limited Tax General Obligation Bank             7/10 at 100.00          AA          7,863,952
                 Bonds, Series 2000, 5.500%, 7/01/19


                                       35

                    Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$       7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/10 at 101.00         AAA     $    8,352,225
                 Series 1999A, 6.000%, 7/01/29 (Pre-refunded to 7/01/10) -
                 MBIA Insured

        7,910   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA          8,174,352
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

          660   Nevada Housing Division, Single Family Mortgage Bonds,                4/07 at 102.00         Aaa            671,920
                 Senior Series 1997C-2, 5.750%, 4/01/29 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.1% (2.1% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
       15,150    5.750%, 6/01/32                                                      6/12 at 100.00         BBB         15,749,940
        5,000    6.125%, 6/01/42                                                      6/12 at 100.00         BBB          5,247,700

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.1% (0.8% OF TOTAL INVESTMENTS)

        7,500   Farmington, New Mexico, Pollution Control Revenue Refunding           4/06 at 101.00         BBB          7,657,200
                 Bonds, Public Service Company of New Mexico - San Juan
                 Project, Series 1997B, 5.800%, 4/01/22

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.5% (11.0% OF TOTAL INVESTMENTS)

        7,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          7,283,920
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 2000F:
        3,980    7.000%, 3/01/11 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          4,539,110
        4,070    7.000%, 3/01/12 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          4,641,754
        3,925    7.000%, 3/01/15 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          4,476,384

       10,000   New York City, New York, General Obligation Bonds, Fiscal            10/07 at 101.00         Aaa         10,642,500
                 Series 1997G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

        7,435   New York City, New York, General Obligation Bonds, Fiscal             5/10 at 101.00       A+***          8,229,504
                 Series 2000A, 5.750%, 5/15/20 (Pre-refunded to 5/15/10)

        9,850   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA         10,756,397
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2000A, 5.750%, 6/15/31 (Pre-refunded to 6/15/09) -
                 FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/07 at 101.00         AAA          5,259,500
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 1997B, 5.750%, 6/15/29 (Pre-refunded to 6/15/07) -
                 FGIC Insured

       10,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA         10,308,300
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

       10,000   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00         AAA         11,150,600
                 Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                 (Pre-refunded to 5/15/10)

        4,975   New York City Industrial Development Agency, New York,               12/08 at 102.00         Ba2          4,227,307
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        3,000   New York City Industrial Development Agency, New York,               12/12 at 101.00         Ba2          3,231,870
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)

        3,655   Dormitory Authority of the State of New York, Revenue Bonds,          5/08 at 101.00      AA-***          3,861,690
                 State University Educational Facilities, Series 1997,
                 5.125%, 5/15/27 (Pre-refunded to 5/15/08)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 1997B:
        2,965    5.625%, 2/15/21 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***          3,115,148
        4,395    5.625%, 2/15/21                                                      2/07 at 102.00         AA-          4,581,524

        9,495   New York State Mortgage Agency, Homeowner Mortgage                    4/10 at 100.00         Aa1          9,899,487
                 Revenue Bonds, Series 94, 5.800%, 10/01/20 (Alternative
                 Minimum Tax)

        5,000   New York State Urban Development Corporation, Service                 1/09 at 101.00         AAA          5,443,650
                 Contract Revenue Bonds, Correctional Facilities, Series 1999C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        8,200   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          8,501,350
                 Revenue Bonds, 1998 Trust Agreement, Series 7A,
                 6.250%, 1/01/29 (Alternative Minimum Tax)

        5,735   North Carolina Housing Finance Agency, Home Ownership                 1/10 at 100.00          AA          5,848,438
                 Revenue Bonds, 1998 Trust Agreement, Series 8A,
                 5.950%, 1/01/27 (Alternative Minimum Tax)


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)

$       5,880   North Carolina Housing Finance Agency, Home Ownership                 1/10 at 100.00          AA     $    6,069,806
                 Revenue Bonds, 1998 Trust Agreement, Series 9A,
                 5.875%, 7/01/31 (Alternative Minimum Tax)

        1,250   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA          1,270,963
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,515   North Dakota Housing Finance Agency, Home Mortgage Finance            7/08 at 102.00         Aaa          2,534,215
                 Program Bonds, Series 1998B, 5.500%, 7/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.5% (3.0% OF TOTAL INVESTMENTS)

        5,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,       11/09 at 101.00        Baa1          5,118,900
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.375%, 11/15/18

        6,000   Cuyahoga County, Ohio, Hospital Revenue Bonds, University             7/09 at 101.00         AAA          6,388,440
                 Hospitals Health System, Series 1999, 5.500%, 1/15/30 -
                 AMBAC Insured

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        7,840    6.750%, 4/01/18                                                      4/10 at 101.00           A          8,621,648
        5,000    6.750%, 4/01/22                                                      4/10 at 101.00           A          5,485,850
        1,915   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,963,392
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

        2,650   Ohio, General Obligation Bonds, Higher Education, Series 2003A,       5/13 at 100.00         AA+          2,765,779
                 5.000%, 5/01/22

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.2% (1.5% OF TOTAL INVESTMENTS)

                Oklahoma State Industries Authority, Health System Revenue
                Bonds, Integris Baptist Medical Center, Series 1999A:
        2,110    5.750%, 8/15/29 (Pre-refunded to 8/15/09) - MBIA Insured             8/09 at 101.00         AAA          2,299,795
        2,890    5.750%, 8/15/29 - MBIA Insured                                       8/09 at 101.00         AAA          3,105,623

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00          B-          9,429,100
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.3% (0.8% OF TOTAL INVESTMENTS)

        2,225   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          2,383,887
                 Resource Recovery Revenue Refunding Bonds, Panther
                 Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,837,562
                 Series 2004A, 5.500%, 12/01/31 -  AMBAC Insured

        3,240   Washington County Authority, Pennsylvania, Capital Funding              No Opt. Call         AAA          3,448,948
                 Revenue Bonds, Capital Projects and Equipment Acquisition
                 Program, Series 1999, 6.150%, 12/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.4% (0.9% OF TOTAL INVESTMENTS)

        4,000   Puerto Rico, General Obligation Bonds, Series 2000B,                  7/10 at 100.00         AAA          4,351,160
                 5.625%, 7/01/19 - MBIA Insured

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          5,247,900
                 Series 2005RR, 5.000%, 7/01/26 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.9% (1.2% OF TOTAL INVESTMENTS)

       12,250   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         12,843,022
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group, Series 1996, 5.500%, 5/15/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.7% (3.1% OF TOTAL INVESTMENTS)

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00      AA-***         11,448,000
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20
                 (Pre-refunded to 12/01/12)

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,651,975
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,075,840
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

        1,220   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA            527,882
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 -
                 FGIC Insured


                                       37


                    Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                South Carolina Public Service Authority, Revenue Refunding
                Bonds, Santee Cooper Electric System, Series 2003A:
$       3,560    5.000%, 1/01/20 - AMBAC Insured                                      7/13 at 100.00         AAA     $    3,732,945
        2,125    5.000%, 1/01/21 - AMBAC Insured                                      7/13 at 100.00         AAA          2,222,559

        7,500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          8,056,050
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 5.2% (3.4% OF TOTAL INVESTMENTS)

        6,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          6,323,400
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,415   Knox County Health, Educational and Housing Facilities Board,          1/13 at 75.87         AAA         11,032,878
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant
                 Health, Series 2002A, 0.000%, 1/01/18 - FSA Insured

        1,750   Metropolitan Government of Nashville-Davidson County,                 5/11 at 100.00          AA          1,808,170
                 Tennessee, Electric System Revenue Bonds, Series 2001A,
                 5.125%, 5/15/26

       14,385   Metropolitan Government of Nashville-Davidson County                 11/09 at 101.00         AAA         15,814,725
                 Health and Educational Facilities Board, Tennessee,
                 Revenue Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/28 (Pre-refunded to 11/15/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.3% (12.2% OF TOTAL INVESTMENTS)

       11,810   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2         12,498,641
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds,                 No Opt. Call         AAA          6,349,440
                 Houston Lighting and Power Company, Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax) -
                 AMBAC Insured

       10,000   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA         10,127,800
                 Williamson Counties, Toll Road Revenue Bonds,
                 Series 2005, 5.000%, 1/01/45 - FGIC Insured

        8,400   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/09 at 101.00        BBB-          8,542,128
                 Revenue Bonds, Valero Energy Corporation, Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)

       10,000   Harris County Health Facilities Development Corporation,              5/06 at 102.00         AAA         10,325,800
                 Texas, Special Facilities Revenue Bonds, Texas Medical
                 Center Project, Series 1996, 5.900%, 5/15/16 - MBIA Insured

        5,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          5,096,000
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       13,110   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         13,996,367
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

                Houston Community College, Texas, Limited Tax General
                Obligation Bonds, Series 2003:
        3,460    5.000%, 2/15/28 (Pre-refunded to 2/15/13) - AMBAC Insured            2/13 at 100.00         AAA          3,717,424
        1,540    5.000%, 2/15/28 - AMBAC Insured                                      2/13 at 100.00         AAA          1,581,041

                Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993A-J:
        5,490    6.800%, 12/15/10 - AMBAC Insured                                       No Opt. Call         AAA          6,251,408
        2,000    6.800%, 12/15/11 - AMBAC Insured                                       No Opt. Call         AAA          2,310,240

        9,345   Leander Independent School District, Williamson and Travis             8/15 at 35.34         AAA          1,962,917
                 Counties, Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/34 - FGIC Insured

       16,305   Matagorda County Navigation District 1, Texas, Revenue                5/09 at 101.00        BBB-         16,591,968
                 Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

        3,425   Sabine River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2          3,629,746
                 Refunding Bonds, TXU Electric Company, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          4,970,344
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        4,000   Texas, General Obligation Bonds, Water Financial Assistance,          8/09 at 100.00         Aa1          4,239,640
                 State Participation Program, Series 1999C, 5.500%, 8/01/35

        6,840   Travis County Health Facilities Development Corporation,             11/09 at 101.00         AAA          7,519,828
                 Texas, Revenue Bonds, Ascension Health Credit Group,
                 Series 1999A, 5.875%, 11/15/24 (Pre-refunded to 11/15/09) -
                 AMBAC Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,500   Trinity River Authority of Texas, Pollution Control Revenue             No Opt. Call        Baa2     $    2,528,675
                 Refunding Bonds, TXU Electric Company, Series 2001A,
                 5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory
                 put 11/01/06)

          245   Wood Glen Housing Finance Corporation, Texas, FHA-Insured             1/06 at 100.00         AAA            245,811
                 Section 8 Assisted Mortgage Revenue Bonds,
                 Copperwood I Project, Series 1990A, 7.625%, 1/01/10 -
                 MBIA Insured

        3,000   Wylie Independent School District, Taylor County, Texas,               8/15 at 74.57         AAA          1,369,230
                 General Obligation Bonds, Series 2005, 0.000%, 8/15/21

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, Series 1997B:
          730    5.750%, 7/01/19 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 102.00         AAA            775,085
        1,470    5.750%, 7/01/19 - MBIA Insured                                       7/07 at 102.00         AAA          1,552,496

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 14.3% (9.5% OF TOTAL INVESTMENTS)

        8,810   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA          9,343,357
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax) - MBIA Insured

       10,730   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA         11,435,498
                 Consolidated System Revenue Refunding Bonds,
                 Series 2001C, 5.650%, 7/01/32 (Alternative Minimum
                 Tax) - MBIA Insured

        5,665   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA          5,802,093
                 Consolidated System Revenue Bonds, Series 2002B,
                 5.250%, 7/01/37 (Alternative Minimum Tax) - AMBAC Insured

       10,730   Pierce County School District 320, Sumner, Washington,               12/10 at 100.00         Aaa         12,083,268
                 Unlimited Tax General Obligation Bonds, Series 2000,
                 6.250%, 12/01/17 (Pre-refunded to 12/01/10) - FSA Insured

       10,550   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AA+         11,253,791
                 Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)

        5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B,               No Opt. Call         AAA          5,760,450
                 6.000%, 2/01/10 (Alternative Minimum Tax) - MBIA Insured

       19,475   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA         21,350,248
                 Terminal 18, Series 1999A, 6.000%, 9/01/29 - MBIA Insured

        5,000   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          5,408,650
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

        5,000   Washington State Healthcare Facilities Authority, Revenue            12/09 at 101.00         AAA          5,317,650
                 Bonds, Providence Services, Series 1999, 5.375%, 12/01/19 -
                 MBIA Insured

        8,750   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          9,149,520
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,091,850
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 7.7% (5.1% OF TOTAL INVESTMENTS)

        7,395   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          7,841,584
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        2,250   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa          2,323,260
                 Series 2004, 5.000%, 11/01/29 - FSA Insured

        5,000   Madison, Wisconsin, Industrial Development Revenue                    4/12 at 100.00         AA-          5,329,400
                 Refunding Bonds, Madison Gas and Electric Company Projects,
                 Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

        3,000   Southeast Wisconsin Professional Baseball Park District, Sales          No Opt. Call         AAA          3,383,040
                 Tax Revenue Refunding Bonds, Series 1998A,
                 5.500%, 12/15/19 - MBIA Insured


                                       39

                    Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       2,350   Wisconsin Housing and Economic Development Authority,                 3/10 at 100.00          AA     $    2,403,320
                 Home Ownership Revenue Bonds,  Series 2000B,
                 5.750%, 3/01/22 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Aurora Medical Group Inc., Series 1996:
       10,000    5.600%, 11/15/16 - FSA Insured                                       5/06 at 102.00         AAA         10,308,100
       20,000    5.750%, 11/15/25 - FSA Insured                                       5/06 at 102.00         AAA         20,623,400
------------------------------------------------------------------------------------------------------------------------------------
$   1,044,000   Total Long-Term Investments (cost $951,789,105) - 150.8%                                              1,019,106,800
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     14,571,273
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.0)%                                                       (358,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  675,678,073
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                    Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                    Portfolio of
                            INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4% (0.2% OF TOTAL INVESTMENTS)

                Alaska Housing Finance Corporation, General Housing
                Purpose Bonds, Series 2005A:
$       1,125    5.250%, 12/01/34 - FGIC Insured                                     12/14 at 100.00         AAA     $    1,181,734
        1,275    5.250%, 12/01/41 - FGIC Insured                                     12/14 at 100.00         AAA          1,330,615


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/11 at 100.00         AAA          3,249,150
                 Series 2001, 5.250%, 7/01/20 (Pre-refunded to 7/01/11)

          250   Pima County Industrial Development Authority, Arizona,                5/07 at 105.85         AAA            252,838
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 1997A, 7.100%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   Arkansas Development Finance Authority, Hospital Revenue              2/10 at 100.00      BBB***          5,640,500
                 Bonds, Washington Regional Medical Center, Series 2000,
                 7.000%, 2/01/15 (Pre-refunded to 2/01/10)

        3,480   Cabot School District 4, Lonoke County, Arkansas, General             8/08 at 100.00         Aaa          3,582,347
                 Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/27 -
                 AMBAC Insured

        2,865   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          3,175,194
                 Bonds, Series 2002, 5.500%, 12/01/20 (Pre-refunded to
                 12/01/12) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.7% (4.4% OF TOTAL INVESTMENTS)

        1,350   Antelope Valley Union High School District, Los Angeles                 No Opt. Call         AAA            406,323
                 County, California, General Obligation Bonds, Series 2004B,
                 0.000%, 8/01/29 - MBIA Insured

        1,350   California Educational Facilities Authority, Revenue Refunding          No Opt. Call         Aaa            242,312
                 Bonds, Loyola Marymount University, Series 2001A,
                 0.000%, 10/01/39 - MBIA Insured

        4,295   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          4,311,708
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        1,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          1,100,100
                 Revenue Bonds, Series 2002A, 5.750%, 5/01/17

       10,445   Castaic Lake Water Agency, California, Revenue Certificates             No Opt. Call         AAA          3,183,323
                 of Participation, Water System Improvement Project,
                 Series 1999, 0.000%, 8/01/29 - AMBAC Insured

        5,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          5,368,750
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.000%, 6/01/38 (Pre-refunded to 6/01/13) -
                 AMBAC Insured

        3,500   Golden State Tobacco Securitization Corporation, California,            No Opt. Call         AAA          1,250,305
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 0.000%, 6/01/26 - FSA Insured

          490   Los Angeles Department of Water and Power, California,                4/06 at 100.00      AA-***            490,823
                 Electric Plant Revenue Bonds, Second Series 1993,
                 4.750%, 10/15/20

          995   Los Angeles Department of Water and Power, California,                2/06 at 100.00      AA-***          1,001,229
                 Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34

                Orange County, California, Recovery Certificates of Participation,
                Series 1996A:
       13,100    5.875%, 7/01/19 (Pre-refunded to 7/01/06) - MBIA Insured             7/06 at 102.00         AAA         13,606,970
          690    6.000%, 7/01/26 (Pre-refunded to 7/01/06) - MBIA Insured             7/06 at 102.00         AAA            717,220

        1,000   Pajaro Valley Unified School District, Santa Cruz County,               No Opt. Call         AAA            298,900
                 California, General Obligation Bonds, Series 2005B,
                 0.000%, 8/01/29 - FSA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        5,000    0.000%, 1/15/17 - MBIA Insured                                       1/14 at 102.00         AAA          5,025,100
       26,000    0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call         AAA          5,912,400


                                       41

                    Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,000   San Jose-Evergreen Community College District, Santa Clara            9/15 at 100.00         AAA     $    1,517,350
                 County, California, General Obligation Bonds, Series 2005A,
                 0.000%, 9/01/28 - MBIA Insured

        4,825   Santa Monica Community College District, Los Angeles County,            No Opt. Call         AAA          1,757,313
                 California, General Obligation Bonds, Series 2005C,
                 0.000%, 8/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.1% (3.3% OF TOTAL INVESTMENTS)

        3,000   Broomfield, Colorado, Master Facilities Lease Purchase               12/09 at 100.00         AAA          3,233,340
                 Agreement, Certificates of Participation, Series 1999,
                 5.750%, 12/01/24 - AMBAC Insured

        6,285   Broomfield, Colorado, Sales and Use Tax Revenue Refunding            12/12 at 100.00         Aaa          6,873,465
                 and Improvement Bonds, Series 2002A, 5.500%, 12/01/22 -
                 AMBAC Insured

       11,465   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         12,450,073
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/18
                 (Alternative Minimum Tax) - AMBAC Insured

       20,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          5,220,400
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                 to 9/01/10) - MBIA Insured

                E-470 Public Highway Authority, Colorado, Toll Revenue
                Bonds, Series 2004B:
        3,500    0.000%, 9/01/27 - MBIA Insured                                        9/20 at 67.94         AAA          1,107,120
       13,300    0.000%, 9/01/31 - MBIA Insured                                        9/20 at 53.77         AAA          3,313,296
        6,250    0.000%, 9/01/32 - MBIA Insured                                        9/20 at 50.83         AAA          1,472,250
        8,000    0.000%, 3/01/36 - MBIA Insured                                         No Opt. Call         AAA          1,550,960


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,165   Washington Convention Center Authority, District of Columbia,        10/08 at 100.00         AAA          3,145,187
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.9% (3.9% OF TOTAL INVESTMENTS)

       15,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA         16,386,300
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded to
                 1/01/10) - FGIC Insured

       14,330   Fulton County Facilities Corporation, Georgia, Certificates          11/10 at 101.00         AAA         15,599,781
                 of Participation, Public Purpose Project, Series 1999,
                 5.500%, 11/01/18 - AMBAC Insured

        8,000   Georgia, General Obligation Bonds, Series 1995C,                        No Opt. Call         AAA          8,811,040
                 7.250%, 7/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.1% (7.3% OF TOTAL INVESTMENTS)

        5,250   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/09 at 101.00         AAA          5,351,325
                 Series 1998B, 5.000%, 1/01/28 - MBIA Insured

        2,300   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,              No Opt. Call         AAA          2,519,190
                 Series 1993, 5.375%, 1/01/14 - AMBAC Insured

        4,000   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,        7/13 at 100.00         AAA          4,087,880
                 5.000%, 1/01/33 - AMBAC Insured

        5,210   Illinois Housing Development Authority, Section 8 Elderly             1/06 at 100.00          A-          5,265,747
                 Housing Revenue Bonds, Garden House of River Oaks
                 West Development, Series 1992A, 6.875%, 1/01/20

       38,645   Illinois, General Obligation Bonds, Illinois FIRST Program,           4/10 at 100.00         AAA         41,154,220
                 Series 2000, 5.500%, 4/01/25 - MBIA Insured

                Lake and McHenry Counties Community Unit School District 118,
                Wauconda, Illinois, General Obligation Bonds, Series 2005B:
       10,230    0.000%, 1/01/22 - FSA Insured                                         1/15 at 70.63         Aaa          4,586,314
        6,780    0.000%, 1/01/24 - FSA Insured                                         1/15 at 63.44         Aaa          2,711,051

        1,975   Lake County Community High School District 127, Grayslake,              No Opt. Call         AAA          2,600,601
                 Illinois, General Obligation Bonds, Series 2002A,
                 9.000%, 2/01/13 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        3,250    0.000%, 6/15/25 - MBIA Insured                                       6/22 at 101.00         AAA          1,937,163
        3,270    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          3,358,421
        1,830    0.000%, 6/15/37 - MBIA Insured                                         No Opt. Call         AAA            377,456
       11,000    0.000%, 12/15/38 - MBIA Insured                                        No Opt. Call         AAA          2,101,770
        3,650    0.000%, 6/15/39 - MBIA Insured                                         No Opt. Call         AAA            678,170


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       4,695   Indiana Educational Facilities Authority, Revenue Bonds,              2/11 at 100.00         AAA     $    5,027,500
                 Butler University, Series 2001, 5.500%, 2/01/26 -
                 MBIA Insured

       14,251   Indianapolis, Indiana, Special Facility Revenue Bonds,               11/05 at 102.00         N/R          1,748,461
                 United Airlines Inc., Indianapolis Maintenance Center
                 Project, Series 1995A, 6.500%, 11/15/31 (Alternative
                 Minimum Tax)#

        2,000   Petersburg, Indiana, Pollution Control Revenue Refunding              8/11 at 102.00        Baa2          2,079,240
                 Bonds, Indianapolis Power and Light Company, Series 1991,
                 5.750%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,215   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,             No Opt. Call         N/R          4,282,735
                 IPSCO Project, Series 1997, 6.000%, 6/01/27 (Alternative
                 Minimum Tax) (Mandatory put 6/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.1% OF TOTAL INVESTMENTS)

                Jefferson County School District Finance Corporation,
                Kentucky, School Building Revenue Bonds, Series 2000A:
        3,045    5.250%, 7/01/17 - FSA Insured                                        1/10 at 101.00         AAA          3,248,650
        7,490    5.250%, 7/01/20 - FSA Insured                                        1/10 at 101.00         AAA          7,947,639


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        7,415   Louisiana Local Government Environmental Facilities and              12/12 at 100.00         AAA          7,554,105
                 Community Development Authority, Revenue Bonds,
                 Baton Rouge Community College Facilities Corporation,
                 Series 2002, 5.000%, 12/01/32 - MBIA Insured

        3,350   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA          3,465,240
                 Baton Rouge General Hospital, Series 2004,
                 5.250%, 7/01/33 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.6% (1.0% OF TOTAL INVESTMENTS)

                Frederick County, Maryland, General Obligation Public
                Facilities Bonds, Series 2002:
        3,710    5.000%, 11/01/18                                                    11/12 at 101.00          AA          3,945,845
        3,890    5.000%, 11/01/19                                                    11/12 at 101.00          AA          4,133,864

        2,500   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          2,811,525
                 Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.4% (2.2% OF TOTAL INVESTMENTS)

                Massachusetts Bay Transportation Authority, Assessment
                Bonds, Series 2000A:
        4,150    5.250%, 7/01/30 (Pre-refunded to 7/01/10)                            7/10 at 100.00         AAA          4,464,612
        1,100    5.250%, 7/01/30                                                      7/10 at 100.00         AAA          1,162,260

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         11,018,500
                 Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded to
                 8/01/10) - FGIC Insured

        6,195   University of Massachusetts Building Authority, Facilities           11/10 at 100.00         AAA          6,652,501
                 Revenue Bonds, Senior Series 2000A, 5.125%, 11/01/25
                 (Pre-refunded to 11/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,090   Grand Rapids Building Authority, Kent County, Michigan,               8/10 at 100.00         AAA          2,239,686
                 Limited Tax General Obligation Bonds, Series 2000,
                 5.375%, 8/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 8.1% (5.3% OF TOTAL INVESTMENTS)

       13,675   Minnesota, General Obligation Bonds, Series 2000,                    11/10 at 100.00         AAA         14,605,447
                 5.125%, 11/01/16

        2,895   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          2,977,073
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

                Minnesota Agricultural and Economic Development Board,
                Healthcare System Revenue Bonds, Fairview Hospital and
                Healthcare Services, Series 2000A:
       29,070    6.375%, 11/15/29 (Pre-refunded to 11/15/10)                         11/10 at 101.00        A***         32,977,880
          930    6.375%, 11/15/29                                                    11/10 at 101.00           A          1,004,558

        3,225   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA          3,968,427
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured


                                       43

                    Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.1% (0.8% OF TOTAL INVESTMENTS)

$       5,900   Mississippi Business Finance Corporation, Pollution Control           4/06 at 100.00        BBB-     $    6,009,150
                 Revenue Refunding Bonds, System Energy Resources Inc.
                 Project, Series 1998, 5.875%, 4/01/22

        1,340   Mississippi Home Corporation, GNMA Mortgage-Backed                    7/07 at 105.00         Aaa          1,399,322
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1997D-5, 6.750%, 7/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.4% (0.2% OF TOTAL INVESTMENTS)

        7,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          2,451,750
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.3% (3.5% OF TOTAL INVESTMENTS)

        9,555   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA         10,197,287
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/20 - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        8,500    0.000%, 1/01/26 - AMBAC Insured                                        No Opt. Call         AAA          3,090,685
        5,315    0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call         AAA          1,822,939
       21,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         21,701,820


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.2% (2.7% OF TOTAL INVESTMENTS)

          170   Camden County Pollution Control Financing Authority,                 12/05 at 100.00        Baa3            170,828
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       18,000   New Jersey Transportation Trust Fund Authority, Transportation        6/10 at 100.00         AAA         19,737,180
                 System Bonds, Series 2000B, 5.750%, 6/15/17 (Pre-refunded
                 to 6/15/10)

        5,000   New Jersey Turnpike Authority, Revenue Bonds, Growth and              1/17 at 100.00         AAA          3,198,900
                 Income Securities, Series 2004B, 0.000%, 1/01/35 -
                 AMBAC Insured

        3,000   Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue             No Opt. Call         Aaa          1,145,640
                 Bonds, Series 2005A, 0.000%, 9/01/25 - MBIA Insured

        3,165   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          3,321,794
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42

        1,195   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          1,326,617
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.375%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.9% (1.2% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital                  8/11 at 101.00      AA-***          6,524,373
                 Revenue Bonds, Presbyterian Healthcare Services,
                 Series 2001A, 5.500%, 8/01/21 (Pre-refunded to 8/01/11)

        5,675   University of New Mexico, Revenue Refunding Bonds,                      No Opt. Call          AA          6,347,885
                 Series 1992A, 6.250%, 6/01/12


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 20.9% (13.7% OF TOTAL INVESTMENTS)

        5,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          5,248,500
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 MBIA Insured

        6,750   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00        BBB-          7,139,205
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2002G:
        1,000    5.000%, 8/01/17                                                      8/12 at 100.00          A+          1,037,310
       10,500    5.750%, 8/01/18                                                      8/12 at 100.00          A+         11,554,095

        5,000   New York City, New York, General Obligation Bonds,                    8/12 at 100.00          A+          5,501,950
                 Fiscal Series 2003A, 5.750%, 8/01/16

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997H:
        1,510    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                            8/07 at 101.00       A+***          1,602,065
        8,490    6.125%, 8/01/25                                                      8/07 at 101.00          A+          8,943,706

       19,715   New York City, New York, General Obligation Bonds,                    3/06 at 101.50       A+***         20,226,999
                 Fiscal Series 1996I, 5.875%, 3/15/18 (Pre-refunded
                 to 3/15/06)

       17,870   New York City Transitional Finance Authority, New York,               8/09 at 101.00         AAA         19,577,479
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.750%, 8/15/24 (Pre-refunded to 8/15/09)


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1997A:
$      19,290    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***     $   20,296,938
          465    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***            489,273
          245    5.750%, 2/15/27                                                      2/07 at 102.00         AA-            256,226

        4,500   New York State Energy Research and Development Authority,             1/06 at 101.00         AAA          4,552,155
                 Gas Facilities Revenue Bonds, Brooklyn Union Gas Company,
                 Series 1989C, 5.600%, 6/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

        4,785   New York State Medical Care Facilities Finance Agency,               11/05 at 102.00         Aa1          4,891,706
                 Secured Mortgage Revenue Bonds, Brookdale Family Care
                 Centers Inc., Series 1995A, 6.375%, 11/15/19

        7,805   New York State Power Authority, General Revenue Bonds,               11/12 at 100.00         Aa2          8,120,712
                 Series 2002A, 5.000%, 11/15/21

       10,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA         10,593,000
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured
        5,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          5,767,416
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        8,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         BBB          8,465,680
                 Series 1999-1, 6.250%, 7/15/34


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.2% (0.9% OF TOTAL INVESTMENTS)

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          8,011,275
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 4.3% (2.8% OF TOTAL INVESTMENTS)

       22,905   Fargo, North Dakota, Health System Revenue Bonds, MeritCare           6/10 at 101.00         AAA         24,731,674
                 Obligated Group, Series 2000A, 5.625%, 6/01/31 - FSA Insured

                North Dakota Water Commission, Water Development and
                Management Program Bonds, Series 2000A:
        2,230    5.700%, 8/01/18 (Pre-refunded to 8/01/10) - MBIA Insured             8/10 at 100.00         AAA          2,444,682
        2,450    5.750%, 8/01/19 (Pre-refunded to 8/01/10) - MBIA Insured             8/10 at 100.00         AAA          2,691,178


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.6% (1.7% OF TOTAL INVESTMENTS)

       16,140   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,             No Opt. Call           A         17,988,191
                 Kettering Medical Center, Series 1999, 6.300%, 4/01/12


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-            285,702
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,000   Oregon Health Sciences University, Revenue Bonds,                     1/13 at 100.00         AAA          5,356,850
                 Series 2002A, 5.250%, 7/01/22 - MBIA Insured

                Portland, Oregon, Water System Revenue Bonds, Series 2000A:
        6,780    5.375%, 8/01/18                                                      8/10 at 100.00         Aa1          7,268,635
        3,880    5.500%, 8/01/20                                                      8/10 at 100.00         Aa1          4,171,466


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.9% (2.5% OF TOTAL INVESTMENTS)

        5,000   Delaware County Industrial Development Authority,                     1/08 at 102.00         BB+          5,177,150
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Series 1997A, 6.200%, 7/01/19

       15,050   Pennsylvania, General Obligation Bonds, Second                        9/11 at 101.00          AA         16,082,129
                 Series 2001, 5.000%, 9/15/14

        5,000   Pennsylvania Higher Education Assistance Agency, Capital             12/10 at 100.00         AAA          5,543,300
                 Acquisition Revenue Bonds, Series 2000, 5.875%, 12/15/30
                 (Pre-refunded to 12/15/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.9% (1.9% OF TOTAL INVESTMENTS)

        7,700   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          7,934,927
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       12,500   Puerto Rico Housing Finance Authority, Capital Fund Program             No Opt. Call          AA         12,264,375
                 Revenue Bonds, Series 2003, 4.500%, 12/01/23


                                       45

                    Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.5% (4.3% OF TOTAL INVESTMENTS)

$      24,730   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-     $   26,519,710
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22

       21,570   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          6,389,897
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,405   Three Rivers Solid Waste Authority, South Carolina, Solid             1/07 at 102.00         AAA          1,462,479
                 Waste Disposal Facilities Revenue Bonds, Series 1997,
                 5.300%, 1/01/27 - MBIA Insured

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB         10,741,400
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities                7/13 at 100.00          AA          5,082,450
                 Board, Tennessee, Hospital Revenue Bonds, East Tennessee
                 Children's Hospital, Series 2003A, 5.000%, 7/01/23 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 24.0% (15.6% OF TOTAL INVESTMENTS)

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/05 at 100.00         CCC          3,776,550
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

       12,250   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue          11/09 at 100.00         AAA         13,362,668
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29 (Pre-refunded to 11/15/09) - AMBAC Insured

       11,255   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2         11,911,279
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

                Brownsville Independent School District, Cameron County,
                Texas, General Obligation Bonds, Series 1999:
        5,015    5.625%, 8/15/25 (Pre-refunded to 8/15/09)                            8/09 at 100.00         AAA          5,416,601
        8,825    5.625%, 8/15/29 (Pre-refunded to 8/15/09)                            8/09 at 100.00         AAA          9,531,706

        1,000   Cedar Hill Independent School District, Dallas County, Texas,           No Opt. Call         AAA            260,420
                 General Obligation Bonds, Series 2002, 0.000%, 8/15/32 -
                 FGIC Insured

       10,000   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA         10,127,800
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

                Clear Creek Independent School District, Galveston and
                Harris Counties, Texas, Unlimited Tax Schoolhouse and
                Refunding Bonds, Series 2000:
       16,740    5.400%, 2/15/18 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA         18,047,394
          585    5.400%, 2/15/18                                                      2/10 at 100.00         AAA            622,902
        9,660    5.650%, 2/15/19 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA         10,509,983
          340    5.650%, 2/15/19                                                      2/10 at 100.00         AAA            365,786
        6,645    5.700%, 2/15/20 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA          7,242,851
          235    5.700%, 2/15/20                                                      2/10 at 100.00         AAA            253,140
        7,750    5.700%, 2/15/21 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA          8,447,268
          270    5.700%, 2/15/21                                                      2/10 at 100.00         AAA            290,841

        6,000   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00        Caa2          3,896,460
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

       11,750   Dallas-Ft. Worth International Airport Facility Improvement          11/07 at 100.00         CCC         10,885,435
                 Corporation, Texas, Revenue Refunding Bonds, American
                 Airlines Inc., Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

       21,500   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         22,953,615
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

        1,250   Houston, Texas, Junior Lien Water and Sewerage System                12/11 at 100.00         AAA          1,306,625
                 Revenue Refunding Bonds, Series 2001A, 5.000%, 12/01/20 -
                 FSA Insured

        9,350   Leander Independent School District, Williamson and Travis             8/15 at 39.49         AAA          2,196,783
                 Counties, Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/32 - FGIC Insured

       15,000   San Antonio Independent School District, Bexar County,                8/09 at 100.00         AAA         16,288,350
                 Texas, General Obligation Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   White Settlement Independent School District, Tarrant County,          8/15 at 36.81         AAA     $    1,078,350
                 Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/34

        3,970   Wichita Falls, Wichita County, Texas, Priority Lien Water and         8/11 at 100.00         AAA          4,132,333
                 Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured

                Wylie Independent School District, Taylor County, Texas,
                General Obligation Bonds, Series 2005:
        3,000    0.000%, 8/15/23                                                       8/15 at 67.10         AAA          1,233,300
        2,000    0.000%, 8/15/24                                                       8/15 at 63.56         AAA            776,400


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 18.4% (12.0% OF TOTAL INVESTMENTS)

        5,500   Clark County Public Utility District 1, Washington, Generating        1/11 at 100.00         AAA          5,754,375
                 System Revenue Refunding Bonds, Series 2000,
                 5.125%, 1/01/20 - FSA Insured

        2,755   Cowlitz County, Washington, Special Sewerage Revenue                    No Opt. Call         AAA          3,081,054
                 Refunding Bonds, CSOB Wastewater Treatment Facilities,
                 Series 2002, 5.500%, 11/01/16 - FGIC Insured

       10,000   Energy Northwest, Washington, Electric Revenue Refunding              7/11 at 101.00         AAA         10,858,600
                 Bonds, Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 -
                 FSA Insured

        2,500   King County, Washington, Sewer Revenue Bonds,                         1/12 at 100.00         AAA          2,587,325
                 Series 2001, 5.000%, 1/01/23 - FGIC Insured

       33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         36,027,872
                 5.625%, 2/01/30 - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,379,649
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

                Seattle, Washington, General Obligation Refunding and
                Improvement Bonds, Series 2002:
        6,165    4.400%, 12/01/19                                                    12/12 at 100.00         AAA          6,170,364
        6,445    4.500%, 12/01/20                                                    12/12 at 100.00         AAA          6,485,604

        3,000   Spokane County School District 81, Spokane, Washington,               6/15 at 100.00         AAA          2,622,690
                 General Obligation Bonds, Series 2005, 0.000%, 6/01/24 -
                 MBIA Insured

                Tacoma, Washington, Electric System Revenue Refunding Bonds,
                Series 2001A:
        6,630    5.750%, 1/01/17 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 101.00         AAA          7,356,317
        3,500    5.750%, 1/01/18 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 101.00         AAA          3,883,425

       12,265   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB         13,296,977
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        9,000   Washington, Motor Vehicle Fuel Tax General Obligation                 1/12 at 100.00         AAA          9,369,180
                 Bonds, Series 2002C, 5.000%, 1/01/21 - FSA Insured

        7,890   Washington State Higher Education Facilities Authority,              11/09 at 101.00          AA          8,513,310
                 Revenue Bonds, Pacific Lutheran University, Series 1999,
                 5.950%, 11/01/29 - RAAI Insured

        3,520   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa          3,617,750
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.000%, 10/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.8% (0.6% OF TOTAL INVESTMENTS)

        4,220   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          4,474,842
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        1,250   Wisconsin Health and Educational Facilities Authority, Revenue        3/08 at 101.00         N/R          1,237,270
                 Bonds, United Lutheran Program for the Aging Inc.,
                 Series 1998, 5.700%, 3/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,800   Jackson National Rural Utilities Cooperative Financing                5/07 at 101.00           A          2,876,636
                 Corporation, Wyoming, Guaranteed Gas Supply Revenue
                 Bonds, Lower Valley Power and Light Inc., Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,155,086   Total Long-Term Investments (cost $993,471,718) - 152.4%                                              1,051,176,907
=============-----------------------------------------------------------------------------------------------------------------------


                                       47


                    Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.4% (0.3% OF TOTAL INVESTMENTS)

$       2,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1     $    2,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2000, 2.730%, 7/01/30 - FSA Insured +

        1,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1          1,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2005, 2.730%, 7/01/35 - FSA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       3,000   Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $996,471,718) - 152.8%                                                        1,054,176,907
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     15,505,286
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.1)%                                                       (380,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  689,682,193
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                    Nuveen Dividend Advantage Municipal Fund (NAD)
                    Portfolio of
                            INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,500   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A-     $    1,580,850
                 Bonds, Series 2000, 5.750%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

          750   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA            787,823
                 Bonds, Series 2005A, 5.250%, 12/01/34 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 3.4% (2.3% OF TOTAL INVESTMENTS)

        1,535   Alameda Corridor Transportation Authority, California, Senior           No Opt. Call         AAA            303,270
                 Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 -
                 MBIA Insured

                California, General Obligation Bonds, Series 1997:
        2,195    5.000%, 10/01/18 (Pre-refunded to 10/01/07) - AMBAC Insured         10/07 at 101.00         AAA          2,292,875
          210    5.000%, 10/01/18 (Pre-refunded to 10/01/07) - AMBAC Insured         10/07 at 101.00         AAA            219,364
          200    5.000%, 10/01/18 - AMBAC Insured                                    10/07 at 101.00         AAA            208,112

        3,500   Golden State Tobacco Securitization Corporation, California,            No Opt. Call         AAA          1,250,305
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 0.000%, 6/01/26 - FSA Insured

        2,475   Los Angeles Department of Water and Power, California,                7/06 at 100.00         AA-          2,497,176
                 Power System Revenue Bonds, Series 2001A-3,
                 5.375%, 7/01/20

        9,375   Sacramento County Sanitation District Financing Authority,           12/05 at 101.00          AA          9,489,938
                 California, Revenue Bonds, Series 2000A, 5.875%, 12/01/27

       17,000   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA          3,865,800
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.6% (2.5% OF TOTAL INVESTMENTS)

       10,250   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA         10,552,477
                 Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        2,950   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          3,049,917
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/22 - XLCA Insured

        1,475   Denver, Colorado, FHA-Insured Multifamily Housing Revenue            10/07 at 102.00         AAA          1,511,993
                 Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)

        3,205   Denver City and County, Colorado, Airport Special Facilities          1/09 at 101.00         AAA          3,444,253
                 Revenue Bonds, Rental Car Projects, Series 1999A,
                 6.000%, 1/01/12 (Alternative Minimum Tax) - MBIA Insured

        8,515   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          3,166,643
                 Bonds, Series 1997B, 0.000%, 9/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,700   Connecticut Development Authority, Health Facilities Revenue          2/06 at 101.00         N/R          2,722,653
                 Refunding Bonds, Alzheimer's Resource Center of Connecticut
                 Inc., Series 1994A, 7.125%, 8/15/14


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          5,280,650
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/13 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,630   Florida Housing Finance Agency, Housing Revenue Bonds,               12/07 at 102.00         AAA          1,690,995
                 Mar Lago Village Apartments, Series 1997F, 5.800%, 12/01/17
                 (Alternative Minimum Tax) - AMBAC Insured

       14,350   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2         15,437,300
                 Refunding Bonds, Issue 2, Series 2002-17, 5.250%, 10/01/13


                                       49


Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of INVESTMENTS October 31, 2005

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$      13,625   Martin County Industrial Development Authority, Florida,             12/05 at 101.00         BB+     $   13,729,095
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        2,405   Venice, Florida, Revenue Bonds, Bon Secours System, Revenue           8/06 at 102.00         AAA          2,494,370
                 Bonds, Series 1996, 5.600%, 8/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        4,000   Forsyth County Water and Sewerage Authority, Georgia,                 4/10 at 101.00       AA***          4,428,840
                 Revenue Bonds, Series 2000, 6.000%, 4/01/25 (Pre-refunded
                 to 4/01/10)

        3,500   Gainesville and Hall County Hospital Authority, Georgia,              5/09 at 101.00         AAA          3,730,650
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 1999, 5.500%, 5/15/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.3% (0.2% OF TOTAL INVESTMENTS)

          435   Idaho Housing and Finance Association, Single Family Mortgage         7/09 at 101.00         Aa2            436,588
                 Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative
                 Minimum Tax)

          495   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00         Aa2            518,542
                 Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative
                 Minimum Tax)

          615   Idaho Housing and Finance Association, Single Family Mortgage         7/10 at 100.00         Aaa            617,349
                 Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 35.9% (24.8% OF TOTAL INVESTMENTS)

        3,635   Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital,       12/09 at 102.00        BBB+          3,785,380
                 Series 1999, 5.750%, 12/01/12

       22,750   Chicago, Illinois, General Obligation Refunding Bonds,                  No Opt. Call         AAA         25,756,413
                 Emergency Telephone System, Series 1999, 5.500%, 1/01/23 -
                 FGIC Insured

        7,250   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          8,311,038
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 5.500%, 12/01/26 - FGIC Insured

        2,620   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,              No Opt. Call         AAA          2,869,686
                 Series 1993, 5.375%, 1/01/14 - AMBAC Insured

                Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue
                Bonds, Archer Court Apartments, Series 1999A:
          865    5.500%, 12/20/19 (Alternative Minimum Tax)                          10/10 at 101.00         AAA            902,238
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,237,467
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,963,789

                Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                Series 1995:
        3,795    5.125%, 1/01/25 (Pre-refunded to 1/01/06) - FGIC Insured             1/06 at 102.00         AAA          3,884,904
        1,145    5.125%, 1/01/25 - FGIC Insured                                       1/06 at 102.00         AAA          1,170,419

        1,000   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa          1,075,790
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

          500   Hoffman Estates Park District, Cook County, Illinois, General        12/09 at 102.00         AAA            532,260
                 Obligation Bonds, Series 1999, 5.375%, 12/01/29 -
                 MBIA Insured

       24,835   Illinois Development Finance Authority, Revenue Bonds,                9/07 at 102.00         AAA         26,172,861
                 Presbyterian Home of Lake Forest, Series 1999,
                 5.625%, 9/01/31 - FSA Insured

        3,935   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa          2,630,980
                 Program Revenue Bonds, Lake County School District 116 -
                 Round Lake, Series 1999, 0.000%, 1/01/15 - MBIA Insured

        5,570   Illinois Finance Authority, Revenue Bonds, University of              7/14 at 100.00         Aa1          5,697,442
                 Chicago, Series 2004A, 5.000%, 7/01/34

        5,400   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/07 at 101.00         AAA          5,506,758
                 University Health System, Series 1997A, 5.000%, 7/01/24 -
                 MBIA Insured

        5,490   Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush       2/07 at 102.00           A          5,654,151
                 Lincoln Health Center, Series 1996B, 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted Adjustable           10/07 at 102.00         AAA         18,492,192
                 Rate Revenue Bonds, Highland Park Hospital, Series 1991A,
                 6.000%, 10/01/15 (Pre-refunded to 10/01/07) - FGIC Insured

        9,900   Illinois Health Facilities Authority, Remarketed Revenue Bonds,       8/11 at 103.00         Aa1         10,718,136
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20


                                       50

                    Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       7,245   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/06 at 100.00        BBB-     $    7,248,840
                 Proctor Community Hospital, Series 1991, 7.375%, 1/01/23

        1,500   Illinois Housing Development Authority, Housing Finance               1/15 at 100.00         AAA          1,488,090
                 Bonds, Series 2005E, 4.800%, 1/01/36 (WI, settling
                 11/01/05) - FGIC Insured

        5,000   Kane, McHenry, Cook and DeKalb Counties Community Unit               12/11 at 100.00         AAA          5,505,550
                 School District 300, Carpentersville, Illinois, General
                 Obligation Bonds, Series 2000, 5.500%, 12/01/19
                 (Pre-refunded to 12/01/11) - MBIA Insured

       11,345   Lake and McHenry Counties Community Unit School                        1/15 at 60.14         Aaa          4,284,780
                 District 118, Wauconda, Illinois, General Obligation Bonds,
                 Series 2005B, 0.000%, 1/01/25 - FSA Insured

        3,000   Lombard Public Facilities Corporation, Illinois, First Tier           1/16 at 100.00         N/R          3,137,550
                 Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                 7.125%, 1/01/36

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
        9,750    0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call         AAA          4,313,595
       13,000    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          5,454,930

       22,500   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA         24,254,550
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19 - FSA Insured                                          No Opt. Call         AAA         26,039,346
        3,500    5.750%, 6/01/23 - FSA Insured                                          No Opt. Call         AAA          4,062,415

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,376,466
                 5.250%, 12/01/34 - FGIC Insured

        4,500   Will County School District 122, New Lenox, Illinois, General           No Opt. Call         Aaa          2,463,705
                 Obligation Bonds, Series 2000B, 0.000%, 11/01/18 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.8% (2.6% OF TOTAL INVESTMENTS)

        8,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA          8,603,600
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/26 - MBIA Insured

        8,755   Indiana Health Facility Financing Authority, Hospital Revenue        11/09 at 101.00         AAA          9,510,994
                 Bonds, Charity Obligated Group, Series 1999D,
                 5.500%, 11/15/24 (Pre-refunded to 11/15/09) -
                 MBIA Insured

        4,190   Indianapolis, Indiana, Economic Development Revenue Bonds,            6/09 at 101.00      Aa3***          4,547,323
                 Park Tudor Foundation Inc., Project, Series 1999,
                 5.700%, 6/01/24 (Pre-refunded to 6/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,825   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,           10/06 at 101.00         AAA          3,728,725
                 Series 1999, 4.000%, 10/01/18 - FGIC Insured

        1,000   Wyandotte County-Kansas City Unified Government, Kansas,             12/15 at 100.00         N/R          1,023,750
                 Sales Tax Special Obligation Bonds, Redevelopment
                 Project Area B, Series 2005, 5.000%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7% (1.2% OF TOTAL INVESTMENTS)

        3,030   Hardin County School District Finance Corporation, Kentucky,          2/10 at 101.00      Aa3***          3,330,334
                 School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20
                 (Pre-refunded to 2/01/10)

                Kentucky Economic Development Finance Authority, Hospital
                System Revenue Refunding and Improvement Bonds,
                Appalachian Regional Healthcare Inc., Series 1997:
        1,850    5.850%, 10/01/17                                                     4/08 at 102.00         BB-          1,828,059
        5,000    5.875%, 10/01/22                                                     4/08 at 102.00         BB-          4,882,000


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.0% (2.7% OF TOTAL INVESTMENTS)

        2,245   Lafayette, Louisiana, Sales Tax Revenue Bonds, Public                 5/10 at 101.50         AAA          2,435,892
                 Improvements, Series 2000B, 5.625%, 5/01/25 -
                 FGIC Insured

        1,750   Louisiana Local Government Environmental Facilities and               6/12 at 105.00         Aaa          1,916,425
                 Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                 Series 2002A, 6.500%, 6/20/37

        5,350   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA          5,534,040
                 Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                 MBIA Insured


                                       51

                    Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$      13,570   Louisiana Transportation Authority, Senior Lien Toll Road             12/10 at 38.73         AAA     $    4,022,284
                 Revenue Bonds, Series 2005B, 0.000%, 12/01/28 -
                 AMBAC Insured

        9,545   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB          9,789,447
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.500%, 5/15/30


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,500   Boston Industrial Development Financing Authority,                    9/12 at 102.00         N/R          1,476,330
                 Massachusetts, Subordinate Revenue Bonds, Crosstown
                 Center Project, Series 2002, 8.000%, 9/01/35 (Alternative
                 Minimum Tax)

        4,365   Massachusetts Health and Educational Facilities Authority,           10/15 at 100.00         AAA          4,555,620
                 Revenue Bonds, Berkshire Health System, Series 2005F,
                 5.000%, 10/01/19 - AGC Insured

          785   Massachusetts Port Authority, Special Facilities Revenue              9/06 at 102.00         AAA            812,185
                 Bonds, US Airways Group Inc., Series 1996A,
                 5.875%, 9/01/23 (Alternative Minimum Tax) - MBIA Insured

        7,000   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          7,311,080
                 Bonds, BOSFUEL Corporation, Series 1997, 5.500%, 7/01/18
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.5% (2.4% OF TOTAL INVESTMENTS)

        2,435   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA          2,554,339
                 Bonds, Series 2001A, 5.250%, 7/01/33 - FGIC Insured

       15,255   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-         14,232,915
                 Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/28

        4,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          4,191,520
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.375%, 12/01/16 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,250   Minneapolis-St. Paul Metropolitan Airports Commission,                4/11 at 101.00         N/R          1,440,000
                 Minnesota, Special Facilities Revenue Bonds, Northwest
                 Airlines Inc. Project, Series 2001A, 7.000%, 4/01/25
                 (Alternative Minimum Tax)#

        1,315   Minnesota Housing Finance Agency, Single Family Mortgage              1/10 at 101.00         AA+          1,344,995
                 Bonds, Series 1998H-1, 5.650%, 7/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.9% (1.3% OF TOTAL INVESTMENTS)

        7,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          2,451,750
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        2,185    5.250%, 6/01/21 (Pre-refunded to 6/01/11) - AMBAC Insured            6/11 at 101.00         AAA          2,382,786
        2,185    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          2,318,853
        3,670    5.250%, 6/01/28 (Pre-refunded to 6/01/11) - AMBAC Insured            6/11 at 101.00         AAA          3,988,629


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,245   Montana Board of Housing, Single Family Mortgage Bonds,              12/09 at 100.00         AA+          1,264,273
                 Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation,             12/09 at 100.00          A2          1,053,040
                 Student Loan Revenue Bonds, Subordinate Series 1999B,
                 6.400%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,600   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         AAA          1,634,992
                 Loan Program, Series 1993A-5A, 6.200%, 6/01/13
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,115   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA          2,267,576
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        8,000    0.000%, 1/01/19 - AMBAC Insured                                        No Opt. Call         AAA          4,289,600
        3,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          3,100,260


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.2% (0.2% OF TOTAL INVESTMENTS)

$       1,440   New Hampshire Housing Finance Agency, Single Family                   1/06 at 102.00         Aa2     $    1,446,221
                 Mortgage Acquisition Revenue Bonds, Series 1995D,
                 6.550%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.3% (4.4% OF TOTAL INVESTMENTS)

        2,505   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA          2,545,255
                 Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13
                 (Alternative Minimum Tax) - MBIA Insured

        1,460   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00         AAA          1,477,520
                 FHA-Insured Mortgage Revenue Bonds, Jersey City
                 Medical Center, Series 2001, 4.800%, 8/01/21 -
                 AMBAC Insured

        4,130   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          4,542,587
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/13 - AMBAC Insured

        4,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          4,541,400
                 System Bonds, Series 1999A, 5.750%, 6/15/18

       10,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA         10,637,400
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.900%, 12/01/17 (Alternative Minimum Tax) - MBIA Insured

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
       10,810    5.750%, 6/01/32                                                      6/12 at 100.00         BBB         11,238,076
        3,165    6.125%, 6/01/42                                                      6/12 at 100.00         BBB          3,321,794


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          4,085,800
                 Revenue Bonds, Series 2004, 5.000%, 7/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.7% (10.2% OF TOTAL INVESTMENTS)

        5,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          5,248,500
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 FSA Insured

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 1999B:
        4,005    5.250%, 6/01/19 (Pre-refunded to 6/01/09) - AMBAC Insured            6/09 at 102.00         AAA          4,338,737
        7,005    5.250%, 6/01/21 (Pre-refunded to 6/01/09) - AMBAC Insured            6/09 at 102.00         AAA          7,588,727

        2,000   New York City, New York, General Obligation Bonds, Fiscal             2/08 at 101.00         AAA          2,095,160
                 Series 1998E, 5.250%, 8/01/14 - AMBAC Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998F:
           70    5.375%, 8/01/19 (Pre-refunded to 2/01/08) - MBIA Insured             2/08 at 101.00         AAA             73,994
       13,930    5.375%, 8/01/19 - MBIA Insured                                       2/08 at 101.00         AAA         14,632,351

        5,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          5,154,150
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

       10,000   New York City Transitional Finance Authority, New York,               8/09 at 101.00         AAA         10,955,500
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.750%, 8/15/24 (Pre-refunded to 8/15/09)

        4,600   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA          4,799,686
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1996E, 5.250%, 2/15/18 - AMBAC Insured

        2,170   Dormitory Authority of the State of New York, Insured                 7/07 at 102.00          AA          2,279,064
                 Revenue Bonds, Franciscan Health Partnership Obligated
                 Group - Frances Shervier Home and Hospital, Series 1997,
                 5.500%, 7/01/17 - RAAI Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1996B:
        4,305    5.125%, 8/15/21 (Pre-refunded to 2/15/06) - MBIA Insured             2/06 at 102.00         AAA          4,417,877
           85    5.125%, 8/15/21 (Pre-refunded to 2/15/06) - MBIA Insured             2/06 at 102.00         AAA             87,239
           80    5.125%, 8/15/21 - MBIA Insured                                       2/06 at 102.00         AAA             81,978

        7,500   Dormitory Authority of the State of New York, Secured                 2/08 at 101.50         AAA          7,891,500
                 Hospital Revenue Refunding Bonds, Wyckoff Heights
                 Medical Center, Series 1998H, 5.300%, 8/15/21 -
                 MBIA Insured

        2,000   Dormitory Authority of the State of New York, Third General           1/08 at 102.00         AAA          2,128,700
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.375%, 7/01/24 (Pre-refunded
                 to 1/01/08) - FSA Insured


                                       53

                    Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       7,500   New York State Urban Development Corporation, Revenue                 1/06 at 102.00         AAA     $    7,680,900
                 Bonds, Correctional Facilities, Series 1995-6,
                 5.375%, 1/01/25 (Pre-refunded to 1/01/06) - AMBAC Insured

        8,800   New York City Sales Tax Asset Receivable Corporation,                10/14 at 100.00         AAA          9,137,656
                 New York, Dedicated Revenue Bonds, Local Government
                 Assistance Corporation, Series 2004A, 5.000%, 10/15/32 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.1% (2.8% OF TOTAL INVESTMENTS)

        2,300   Amherst Exempted Village School District, Ohio, Unlimited            12/11 at 100.00         Aaa          2,438,667
                 Tax General Obligation School Improvement Bonds,
                 Series 2001, 5.125%, 12/01/21 - FGIC Insured

        3,635   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/06 at 102.00          Aa          3,679,820
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          3,715,773
                 Initiatives, Series 2004A, 5.000%, 5/01/30

       13,000   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R         13,440,180
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

        1,115   Warren County, Ohio, Special Assessment Bonds, Waterstone            12/07 at 101.00         Aa2          1,172,233
                 Boulevard Project, Series 1997, 5.500%, 12/01/17


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,355   Portland, Oregon, Downtown Waterfront Urban Renewal and               6/10 at 101.00         Aaa          2,547,710
                 Redevelopment Revenue Bonds, Series 2000A,
                 5.500%, 6/15/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.0% (3.4% OF TOTAL INVESTMENTS)

        3,480   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B1          4,159,574
                 Pennsylvania, Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000B, 9.250%, 11/15/22

        1,970   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          2,110,678
                 Resource Recovery Revenue Refunding Bonds, Panther
                 Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

       18,900   Philadelphia Airport System, Pennsylvania, Revenue Refunding          6/08 at 102.00         AAA         19,901,133
                 Bonds, Series 1998A, 5.500%, 6/15/18 (Alternative
                 Minimum Tax) - FGIC Insured

        3,205   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,562,646
                 Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded to
                 8/01/12) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.0% (1.4% OF TOTAL INVESTMENTS)

       12,500   Puerto Rico Housing Finance Authority, Capital Fund Program             No Opt. Call          AA         12,264,375
                 Revenue Bonds, Series 2003, 4.500%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.2% (2.2% OF TOTAL INVESTMENTS)

        2,015   Central Falls, Rhode Island, General Obligation School Bonds,         5/09 at 102.00          AA          2,197,861
                 Series 1999, 6.250%, 5/15/20 - RAAI Insured

        3,500   Providence Redevelopment Agency, Rhode Island, Revenue                4/10 at 101.00         Aaa          3,856,405
                 Bonds, Public Safety and Municipal Building Projects,
                 Series 1999A, 5.750%, 4/01/29 (Pre-refunded to 4/01/10) -
                 AMBAC Insured

       12,500   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         13,254,875
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.125%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.8% (1.2% OF TOTAL INVESTMENTS)

        6,400   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          6,904,064
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
                 Minimum Tax) - AMBAC Insured

        2,425   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/11 at 100.00         AAA          2,501,582
                 Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured

          505   Tennessee Housing Development Agency, Homeownership                   7/10 at 101.00          AA            510,242
                 Program Bonds, Series 2000-1, 6.375%, 7/01/25
                 (Alternative Minimum Tax)

          910   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA            914,459
                 Program Bonds, Series 2000-2B, 6.250%, 1/01/20
                 (Alternative Minimum Tax)


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.7% (10.1% OF TOTAL INVESTMENTS)

$       1,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/05 at 100.00         CCC     $      755,310
                 Bonds, American Airlines Inc., Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          3,034,957
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District, Dallas         2/09 at 100.00         AAA          5,050,683
                 County, Texas, Unlimited Tax School Building Bonds,
                 Series 1999, 6.000%, 2/15/20 (Pre-refunded to 2/15/09)

        2,820   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          2,856,040
                 Williamson Counties, Toll Road Revenue Bonds,
                 Series 2005, 5.000%, 1/01/45 - FGIC Insured

                Coppell Independent School District, Dallas County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                       8/09 at 52.47         AAA          2,268,948
        7,000    0.000%, 8/15/21                                                       8/09 at 49.48         AAA          2,919,700
        7,345    0.000%, 8/15/23                                                       8/09 at 44.01         AAA          2,724,628
        7,000    0.000%, 8/15/24                                                       8/09 at 41.50         AAA          2,448,740
        7,350    0.000%, 8/15/25                                                       8/09 at 39.14         AAA          2,441,009
        7,000    0.000%, 8/15/26                                                       8/09 at 36.91         AAA          2,190,720

        6,000   Dallas-Ft. Worth International Airport Facility Improvement          11/07 at 100.00         CCC          5,558,520
                 Corporation, Texas, Revenue Refunding Bonds, American
                 Airlines Inc., Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

          820   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA            836,982
                 Bonds, Series 2001, 5.000%, 12/01/31 - AMBAC Insured

                Harris County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Christus Health, Series 1999A:
       12,240    5.375%, 7/01/24 - MBIA Insured                                       7/09 at 101.00         AAA         12,892,025
       11,180    5.375%, 7/01/29 - MBIA Insured                                       7/09 at 101.00         AAA         11,592,654

        2,205   Harris County-Houston Sports Authority, Texas, Senior Lien              No Opt. Call         AAA          1,077,297
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 -
                 MBIA Insured

        2,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA            717,025
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/30 - AMBAC Insured

        2,500   Jefferson County, Texas, Certificates of Obligation, Series 2000,     8/10 at 100.00         AAA          2,767,475
                 6.000%, 8/01/25 (Pre-refunded to 8/01/10) - FSA Insured

        2,000   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                  3/09 at 100.00         AAA          2,123,240
                 Series 2001, 5.300%, 3/15/26 (Pre-refunded to 3/15/09) -
                 FGIC Insured

       30,095   Leander Independent School District, Williamson and Travis             8/12 at 27.94         AAA          5,908,852
                 Counties, Texas, General Obligation Bonds, Series 2004,
                 0.000%, 8/15/34

        9,345   Leander Independent School District, Williamson and Travis             8/15 at 37.33         AAA          2,073,375
                 Counties, Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/33 - FGIC Insured

        1,500   Port Arthur, Texas, Jefferson County, General Obligation Bonds,       2/07 at 100.00         AAA          1,536,345
                 Series 1997, 5.000%, 2/15/21 (Pre-refunded to 2/15/07) -
                 MBIA Insured

       10,000   Tarrant County Health Facilities Development Corporation,             2/08 at 102.00         AAA         10,537,500
                 Texas, Revenue Bonds, Texas Health Resources System,
                 Series 1997A, 5.250%, 2/15/17 - MBIA Insured

        7,000   White Settlement Independent School District, Tarrant County,          8/15 at 34.92         AAA          1,431,360
                 Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/35

                Wylie Independent School District, Taylor County, Texas,
                General Obligation Bonds, Series 2005:
        3,000    0.000%, 8/15/20                                                       8/15 at 78.46         AAA          1,457,790
        3,000    0.000%, 8/15/22                                                       8/15 at 70.77         AAA          1,305,000


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 1999C-2, Class II:
          605    5.700%, 7/01/19 (Alternative Minimum Tax)                            1/10 at 101.50         AAA            607,535
          225    5.750%, 7/01/21 (Alternative Minimum Tax)                            1/10 at 101.50          AA            235,175

          220   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/09 at 101.00          AA            220,799
                 Series 1999D, 5.850%, 7/01/21 (Alternative Minimum Tax)


                                       55

                    Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH (continued)

$          80   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/09 at 101.50         Aa2     $       80,365
                 Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)

        1,440   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         AA-          1,475,986
                 Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,395   Virginia Small Business Financing Authority, Industrial              11/09 at 102.00         N/R          3,423,145
                 Development Water Revenue Bonds, S.I.L. Clean Water,
                 LLC Project, Series 1999, 7.250%, 11/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.1% (7.7% OF TOTAL INVESTMENTS)

        4,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          4,328,080
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                 XLCA Insured

                Port of Seattle, Washington, Special Facility Revenue Bonds,
                Terminal 18, Series 1999B:
        1,755    6.000%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          1,902,806
        2,590    6.000%, 9/01/16 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          2,808,130

                Port of Seattle, Washington, Special Facility Revenue Bonds,
                Terminal 18, Series 1999C:
          875    6.000%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA            948,693
        1,260    6.000%, 9/01/16 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          1,366,117

        9,760   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA         10,772,210
                 Bonds, Series 2001A, 5.625%, 1/01/21 (Pre-refunded to
                 1/01/11) - FSA Insured

        7,330   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          7,946,746
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       11,605   Washington, Certificates of Participation, Washington                 7/09 at 100.00         AAA         12,234,220
                 Convention and Trade Center, Series 1999, 5.250%, 7/01/16 -
                 MBIA Insured

        3,350   Washington, General Obligation Compound Interest Bonds,                 No Opt. Call         AAA          1,914,927
                 Series 1999S-2, 0.000%, 1/01/18 - FSA Insured

                Washington, General Obligation Compound Interest Bonds,
                Series 1999S-3:
       17,650    0.000%, 1/01/20                                                        No Opt. Call         Aa1          8,969,201
       18,470    0.000%, 1/01/21                                                        No Opt. Call         Aa1          8,868,740

        4,800   Washington Public Power Supply System, Revenue Refunding              7/07 at 102.00         AAA          5,027,616
                 Bonds, Nuclear Project 3, Series 1997A, 5.250%, 7/01/16 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.9% (4.7% OF TOTAL INVESTMENTS)

        2,250   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa          2,323,260
                 Series 2004, 5.000%, 11/01/29 - FSA Insured

        3,810   La Crosse, Wisconsin, Industrial Development Revenue                 12/08 at 102.00         AAA          4,066,299
                 Refunding Bonds, Dairyland Power Cooperative, Series 1997C,
                 5.550%, 2/01/15 - AMBAC Insured

        4,180   Wisconsin Health and Educational Facilities Authority,                5/09 at 101.00           A          4,295,911
                 Revenue Bonds, Kenosha Hospital and Medical Center Inc.,
                 Series 1999, 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, FH Healthcare Development Inc., Series 1999:
        8,375    6.250%, 11/15/20 (Pre-refunded to 11/15/09)                         11/09 at 101.00      N/R***          9,303,117
        5,000    6.250%, 11/15/28 (Pre-refunded to 11/15/09)                         11/09 at 101.00      N/R***          5,554,100

       12,700   Wisconsin Health and Educational Facilities Authority,                8/09 at 101.00         Aaa         13,460,600
                 Revenue Bonds, Mercy Health System Corporation,
                 Series 1999, 5.500%, 8/15/25 - AMBAC Insured

        2,200   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          2,222,350
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     980,415   Total Long-Term Investments (cost $810,884,644) - 145.0%                                                869,545,517
=============-----------------------------------------------------------------------------------------------------------------------


                                       56

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       3,000   Massachusetts Development Finance Authority, Revenue Bonds,                                 A-1+     $    3,000,000
                 Boston University, Variable Rate Demand Obligations,
                 Series 2002R-2, 2.720%, 10/01/42 - XLCA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       3,000   Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $813,884,644) - 145.5%                                                          872,545,517
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.7%                                                                     22,341,129
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.2)%                                                       (295,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  599,886,646
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On September 14, 2005, Northwest Airlines Corporation ("Northwest Airlines"), the holding company of Northwest Airlines Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely Northwest Airlines would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                    Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
                    Portfolio of
                            INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.2% (2.9% OF TOTAL INVESTMENTS)

$      18,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/11 at 101.00          A2     $   19,369,685
                 Series 2001A, 5.750%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,110   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/11 at 100.00         BBB          2,159,311
                 Settlement Asset-Backed Bonds, Series 2001, 5.500%, 6/01/29


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         AAA          2,571,275
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,130   Arkansas Development Finance Authority, Single Family                 1/12 at 100.00         AAA          2,180,140
                 Mortgage Revenue Bonds, GNMA Mortgage-Backed
                 Securities Program, Series 2002C, 5.400%, 1/01/34
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.1% (7.6% OF TOTAL INVESTMENTS)

        6,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          6,307,800
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

       13,825   California, Department of Veterans Affairs, Home Purchase             6/06 at 101.00         AAA         14,128,597
                 Revenue Bonds, Series 2001A, 5.550%, 12/01/25 -
                 AMBAC Insured

       11,200   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         11,710,160
                 5.250%, 2/01/28

        1,500   California Statewide Community Development Authority,                10/15 at 103.00         N/R          1,638,180
                 Senior Lien Revenue Bonds, East Valley Tourist Authority,
                 Series 2003A, 9.250%, 10/01/20 (a)

        6,000   California Statewide Community Development Authority,                   No Opt. Call          A+          5,882,400
                 Revenue Bonds, Kaiser Permanente System, Series 2004G,
                 2.300%, 4/01/34 (Mandatory put 5/01/07)

        5,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          5,703,750
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        6,000   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-          5,916,360
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project,
                 Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)

          200   Yuba County Water Agency, California, Yuba River Development          3/06 at 100.00        Baa3            198,770
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1966A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.1% (4.2% OF TOTAL INVESTMENTS)

        2,835   Colorado Educational and Cultural Facilities Authority, Charter       8/11 at 100.00         AAA          3,360,042
                 School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2001, 7.500%, 8/15/21 (Pre-refunded to 8/15/11)

        2,500   Colorado Educational and Cultural Facilities Authority,               6/14 at 100.00         N/R          2,633,900
                 Revenue Bonds, Colorado Lutheran High School Association,
                 Series 2004A, 7.625%, 6/01/34

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          2,610,200
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded to
                 9/01/10) - MBIA Insured

        1,885   Eagle County Air Terminal Corporation, Colorado, Airport              5/11 at 101.00         N/R          1,982,266
                 Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31
                 (Alternative Minimum Tax)

          755   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA            791,882
                 Obligation Bonds, Series 2004, 5.000%, 12/15/22 -
                 FSA Insured

        5,000   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA          5,229,600
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Northwest Parkway Public Highway Authority, Colorado,
                Senior Lien Revenue Bonds, Series 2001B:
$      22,000    0.000%, 6/15/28 - FSA Insured                                         6/11 at 35.65         AAA     $    6,117,100
       17,650    0.000%, 6/15/29 - AMBAC Insured                                       6/11 at 33.45         AAA          4,605,415

        1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax                6/14 at 101.00         N/R          1,099,380
                 Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,210   District of Columbia Tobacco Settlement Corporation, Tobacco          5/11 at 101.00         BBB          1,292,474
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0% (3.4% OF TOTAL INVESTMENTS)

       15,000   Jacksonville, Florida, Transportation Revenue Bonds,                 10/11 at 100.00         AAA         15,859,650
                 Series 2001, 5.250%, 10/01/29 - MBIA Insured

        3,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA          3,112,710
                 International Airport, Series 2002, 5.375%, 10/01/32
                 (Alternative Minimum Tax) - FGIC Insured

        4,000   Miami-Dade County Health Facility Authority, Florida, Hospital        8/11 at 101.00         AAA          4,143,400
                 Revenue Refunding Bonds, Miami Children's Hospital,
                 Series 2001A, 5.125%, 8/15/26 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.2% (1.5% OF TOTAL INVESTMENTS)

                Honolulu Board of Water Supply, Hawaii, Water System
                Revenue Bonds, Series 2001:
        3,000    5.250%, 7/01/26 - FSA Insured                                        7/11 at 100.00         AAA          3,182,040
        6,725    5.250%, 7/01/31 - FSA Insured                                        7/11 at 100.00         AAA          7,062,864


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.1% (7.6% OF TOTAL INVESTMENTS)

       15,270   Chicago, Illinois, General Obligation Bonds, Series 2001A,            1/11 at 101.00         AAA         15,873,165
                 5.250%, 1/01/33 - MBIA Insured

        1,290   Chicago, Illinois, General Obligation Refunding Bonds,                1/06 at 102.00         AAA          1,318,638
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

        3,670   Chicago, Illinois, FHA/GNMA Collateralized Multifamily               12/11 at 100.00          A+          3,774,632
                 Housing Revenue Bonds, Stone Terrace Apartments,
                 Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)

        1,755   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R            797,490
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum
                 Tax) (Mandatory put 5/01/13)#

        1,555   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             4/11 at 105.00         AAA          1,613,826
                 Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32
                 (Alternative Minimum Tax)

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/21 at 100.00         BBB          3,279,629
                 Chicago Charter School Foundation, Series 2002A,
                 6.250%, 12/01/32

        5,000   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         AAA          5,364,450
                 Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 -
                 AMBAC Insured

        3,100   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00          A-          3,295,827
                 Midwestern University, Series 2001B, 6.000%, 5/15/31

        5,000   Illinois Health Facilities Authority, Revenue Bonds, Edward           2/11 at 101.00         AAA          5,169,600
                 Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34 -
                 FSA Insured

        3,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          3,072,930
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

        2,275   Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16       6/11 at 100.00         AAA          2,470,832

        4,980   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/06 at 102.00         AAA          5,123,773
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 5.250%, 6/15/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.8% (3.3% OF TOTAL INVESTMENTS)

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00          A+          2,053,800
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,947,000
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2003A:
        4,000    5.000%, 6/01/23 - FSA Insured                                        6/13 at 100.00         AAA          4,158,400
        6,000    5.000%, 6/01/24 - FSA Insured                                        6/13 at 100.00         AAA          6,221,940


                                       59

                    Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       3,107   Indianapolis, Indiana, Special Facility Revenue Bonds,               11/05 at 102.00         N/R     $      381,197
                 United Airlines Inc., Indianapolis Maintenance Center
                 Project, Series 1995A, 6.500%, 11/15/31 (Alternative
                 Minimum Tax)#

        6,100   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/09 at 102.00         BBB          6,314,964
                 Madison Center Inc., Series 1999, 5.800%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,000   Iowa Higher Education Loan Authority, Private College Facility       10/12 at 100.00           A          1,036,870
                 Revenue Bonds, Wartburg College, Series 2002,
                 5.500%, 10/01/28 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.8% (2.6% OF TOTAL INVESTMENTS)

       17,000   Wichita, Kansas, Hospital Facilities Revenue Refunding               11/11 at 101.00          A+         17,772,140
                 and Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.625%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.1% (2.8% OF TOTAL INVESTMENTS)

       18,060   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB         18,844,888
                 Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.9% (2.7% OF TOTAL INVESTMENTS)

        2,875   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          3,019,038
                 Bonds, BOSFUEL Corporation, Series 1997, 5.750%, 7/01/39
                 (Alternative Minimum Tax) - MBIA Insured

       15,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         15,176,250
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 14.2% (9.7% OF TOTAL INVESTMENTS)

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
       14,610    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA         15,326,036
       15,390    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA         16,651,672
       20,000    5.500%, 7/01/33 - FGIC Insured                                       7/11 at 101.00         AAA         21,572,400

        4,000   Michigan Municipal Bond Authority, Public School Academy             10/09 at 102.00         Ba1          4,333,640
                 Revenue Bonds, Detroit Academy of Arts and Sciences
                 Charter School, Series 2001A, 8.000%, 10/01/31

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      2/06 at 100.00         BB-          2,000,680
        4,000    6.500%, 8/15/18                                                      2/06 at 100.00         BB-          4,001,840

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-          1,916,540
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.125%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.2% (2.2% OF TOTAL INVESTMENTS)

       14,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA         14,582,540
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.9% (3.4% OF TOTAL INVESTMENTS)

       21,000   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA         22,823,220
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 (Pre-refunded to 6/01/11) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8% (0.6% OF TOTAL INVESTMENTS)

        3,780   Montana Board of Housing, Single Family Program Bonds,               12/10 at 100.00         AA+          3,923,564
                 Series 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.0% (2.8% OF TOTAL INVESTMENTS)

       12,275   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA         12,685,231
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        3,500   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         N/R          3,650,780
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40

        2,330   Henderson, Nevada, Healthcare Facility Revenue Bonds,                 7/08 at 101.00          A-          2,393,120
                 Catholic Healthcare West, Series 1998A, 5.250%, 7/01/18


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       8,000   New Hampshire Business Finance Authority, Pollution Control          10/08 at 102.00          A3     $    8,348,320
                 Remarketed Revenue Refunding Bonds, Connecticut Light
                 and Power Company, Series 1992A, 5.850%, 12/01/22

        1,890   New Hampshire Housing Finance Agency, Single Family                   5/11 at 100.00         Aa2          1,924,474
                 Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.0% (1.3% OF TOTAL INVESTMENTS)

        3,995   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B          3,452,599
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

          480   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB            499,008
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,500    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,665,210
          425    6.750%, 6/01/39                                                      6/13 at 100.00         BBB            484,819
        2,700    6.250%, 6/01/43                                                      6/13 at 100.00         BBB          2,985,093


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 5.4% (3.7% OF TOTAL INVESTMENTS)

                New Mexico Hospital Equipment Loan Council, Hospital
                Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
       12,000    5.500%, 8/01/25 (Pre-refunded to 8/01/11)                            8/11 at 101.00      AA-***         13,213,920
       10,800    5.500%, 8/01/30 (Pre-refunded to 8/01/11)                            8/11 at 101.00      AA-***         11,892,528


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.2% (4.3% OF TOTAL INVESTMENTS)

        6,000   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-          6,295,560
                 General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

       12,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+         12,272,280
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001C, 5.125%, 6/15/33

        5,000   New York City Industrial Development Agency, New York,                8/12 at 101.00          B-          5,068,600
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

        4,900   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         Ba1          5,257,798
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.625%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,950   North Carolina Capital Facilities Financing Agency, Revenue           4/13 at 100.00         AAA          3,016,818
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.000%, 4/01/33 - XLCA Insured

        4,500   North Carolina Eastern Municipal Power Agency, Power System           1/09 at 102.00         BBB          4,734,045
                 Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,540   North Dakota Housing Finance Agency, Home Mortgage                    7/10 at 100.00         Aa1          2,578,430
                 Finance Program Refunding Bonds, Series 2001A,
                 5.550%, 1/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,845   Columbus City School District, Franklin County, Ohio, General         6/13 at 100.00         AAA          1,904,243
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8% (0.6% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Refunding
                Bonds, Hillcrest Healthcare System, Series 1999A:
        2,655    5.125%, 8/15/10 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA          2,835,354
        1,000    5.200%, 8/15/11 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA          1,070,570


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.8% (2.6% OF TOTAL INVESTMENTS)

        8,000   Clackamas County Hospital Facility Authority, Oregon, Revenue         5/11 at 101.00          AA          8,362,400
                 Refunding Bonds, Legacy Health System, Series 2001,
                 5.250%, 5/01/21

        9,000   Oregon Department of Administrative Services, Certificates            5/11 at 101.00         AAA          9,258,840
                 of Participation, Series 2001D, 5.000%, 5/01/26 -
                 AMBAC Insured


                                       61

                    Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.7% (2.5% OF TOTAL INVESTMENTS)

$       5,000   Allegheny County Hospital Development Authority, Pennsylvania,       11/10 at 102.00          B1     $    5,954,500
                 Revenue Bonds, West Penn Allegheny Health System,
                 Series 2000B, 9.250%, 11/15/30

        2,225   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          2,383,887
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        8,000   Pennsylvania Higher Educational Facilities Authority, Revenue         1/11 at 101.00         Aa3          8,682,080
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.1% (0.1% OF TOTAL INVESTMENTS)

          630   South Carolina Public Service Authority, Revenue Refunding            1/06 at 102.00         AAA            645,574
                 Bonds, Santee Cooper Electric System, Series 1996A,
                 5.750%, 1/01/22 (Pre-refunded to 1/01/06) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,820   South Dakota Housing Development Authority, Remarketed                5/09 at 102.00         AAA          5,011,643
                 Homeownership Mortgage Bonds, Series 1997E-4,
                 5.450%, 5/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 24.4% (16.7% OF TOTAL INVESTMENTS)

        7,500   Austin, Texas, Electric Utility System Revenue Refunding Bonds,      11/10 at 100.00         AAA          7,657,725
                 Series 2001, 5.000%, 11/15/30 - FSA Insured

                Dallas-Fort Worth International Airport Public Facility
                Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
       15,000    5.250%, 1/15/26 - FSA Insured                                        1/09 at 100.00         AAA         15,594,150
        1,750    5.200%, 1/15/31 - FSA Insured                                        1/09 at 100.00         AAA          1,806,368

        6,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise                9/14 at 100.00         N/R          6,467,160
                 Regional Health System, Series 2004A, 7.125%, 9/01/34

       10,000   Gulf Coast Industrial Development Authority, Texas, Solid             4/12 at 100.00         Ba1         11,278,100
                 Waste Disposal Revenue Bonds, Citgo Petroleum
                 Corporation Project, Series 1998, 8.000%, 4/01/28
                 (Alternative Minimum Tax)

        3,000   Harris County Health Facilities Development Corporation,              7/09 at 101.00         AAA          3,159,810
                 Texas, Revenue Bonds, Christus Health, Series 1999A,
                 5.375%, 7/01/24 - MBIA Insured

       40,000   Harris County-Houston Sports Authority, Texas, Senior                 11/30 at 54.04         AAA          5,963,200
                 Lien Revenue Refunding Bonds, Series 2001A,
                 0.000%, 11/15/40 - MBIA Insured

       30,980   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA         31,972,909
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

                Hays Consolidated Independent School District, Hays County,
                Texas, General Obligation School Building Bonds, Series 2001:
       10,715    0.000%, 8/15/25 (Pre-refunded to 8/15/11)                             8/11 at 43.18         AAA          3,684,674
       12,940    0.000%, 8/15/26 (Pre-refunded to 8/15/11)                             8/11 at 40.60         AAA          4,184,667

                Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds, Convention and Entertainment Project, Series 2001B:
        5,000    0.000%, 9/01/30 - AMBAC Insured                                        No Opt. Call         AAA          1,434,050
        5,000    0.000%, 9/01/31 - AMBAC Insured                                        No Opt. Call         AAA          1,364,400

        5,000   Metro Health Facilities Development Corporation, Texas,               1/11 at 100.00          B1          5,154,650
                 Hospital Revenue Bonds, Wilson N. Jones Memorial
                 Hospital, Series 2001, 7.250%, 1/01/31

       10,500   Texas, General Obligation Bonds, Water Financial Assistance           8/11 at 100.00         Aa1         10,902,360
                 Program, Series 2001, 5.250%, 8/01/35

        2,000   Tom Green County Health Facilities Development Corporation,           5/11 at 101.00        Baa3          2,144,100
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        5,000   Pocahontas Parkway Association, Virginia, Senior Lien Revenue          8/08 at 23.55         BB-          1,004,750
                 Bonds, Route 895 Connector Toll Road, Series 1998B,
                 0.000%, 8/15/33


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 6.0% (4.1% OF TOTAL INVESTMENTS)

                Seattle, Washington, Municipal Light and Power Revenue
                Refunding and Improvement Bonds, Series 2001:
$       4,820    5.500%, 3/01/19 - FSA Insured                                        3/11 at 100.00         AAA     $    5,196,249
        7,250    5.125%, 3/01/26 - FSA Insured                                        3/11 at 100.00         AAA          7,468,515

        3,500   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA          3,883,425
                 Bonds, Series 2001A, 5.750%, 1/01/18 (Pre-refunded to
                 1/01/11) - FSA Insured

          990   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          1,073,299
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        2,100   Washington, Certificates of Participation, Washington                 7/09 at 100.00         AAA          2,210,817
                 Convention and Trade Center, Series 1999, 5.125%, 7/01/13 -
                 MBIA Insured

        7,500   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA          7,854,900
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.250%, 10/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.1% (0.8% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,091,850
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/12 at 100.00         N/R          1,091,630
                 Bonds, Divine Savior Healthcare, Series 2002A,
                 7.375%, 5/01/26

        2,100   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00           A          2,121,331
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     745,627   Total Long-Term Investments (cost $629,002,629) - 145.9%                                                675,355,575
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      9,506,628
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.0)%                                                       (222,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  462,862,203
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

                    Nuveen Dividend Advantage Municipal Fund 3 (NZF)
                    Portfolio of
                            INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       5,655   Alabama State Port Authority, Revenue Bonds, State Docks             10/11 at 100.00         AAA     $    5,791,794
                 Department Facilities, Series 2001, 5.250%, 10/01/26
                 (Alternative Minimum Tax) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        4,000   Alaska Student Loan Corporation, Student Loan Revenue                 7/08 at 100.00         AAA          4,106,720
                 Bonds, Series 1998A, 5.250%, 7/01/14 (Alternative
                 Minimum Tax) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Sebastian County Health Facilities Board, Arkansas, Hospital
                Revenue Improvement Bonds, Sparks Regional Medical
                Center, Series 2001A:
        1,805    5.500%, 11/01/13                                                    11/11 at 101.00        Baa1          1,906,820
        1,900    5.500%, 11/01/14                                                    11/11 at 101.00        Baa1          1,994,753
        1,745    5.250%, 11/01/21                                                    11/11 at 101.00        Baa1          1,774,107

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.2% (6.9% OF TOTAL INVESTMENTS)

        5,000   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+          5,224,100
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

       18,850   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA         19,134,447
                 Series 2001BZ, 5.350%, 12/01/21 (Alternative Minimum
                 Tax) - MBIA Insured

        1,500   California Statewide Community Development Authority,                10/15 at 103.00         N/R          1,638,180
                 Senior Lien Revenue Bonds, East Valley Tourist Authority,
                 Series 2003A, 9.250%, 10/01/20 (a)

        5,000   California Statewide Community Development Authority,                   No Opt. Call          A+          4,902,000
                 Revenue Bonds, Kaiser Permanente System, Series 2004G,
                 2.300%, 4/01/34 (Mandatory put 5/01/07) Los Angeles Regional

                Airports Improvement Corporation, California, Lease Revenue
                Refunding Bonds, LAXFUEL Corporation at Los Angeles
                International Airport, Series 2001:
       13,955    5.750%, 1/01/16 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA         15,083,122
        5,000    5.375%, 1/01/21 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA          5,173,950
        1,500    5.250%, 1/01/23 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA          1,533,555
       10,000    5.500%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA         10,312,600

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.7% (5.2% OF TOTAL INVESTMENTS)

        2,250   Canterberry Crossing Metropolitan District II, Parker, Colorado,     12/12 at 100.00         N/R          2,363,423
                 Limited Tax General Obligation Bonds, Series 2002,
                 7.375%, 12/01/32

        1,775   Colorado Educational and Cultural Facilities Authority, Charter       6/11 at 100.00         Ba1          1,832,403
                 School Revenue Bonds, Weld County School District 6 -
                 Frontier Academy, Series 2001, 7.375%, 6/01/31

        3,250   Colorado Educational and Cultural Facilities Authority, Charter       5/12 at 102.00         N/R          3,439,605
                 School Revenue Bonds, Montessori Peaks Building
                 Foundation, Series 2002A, 8.000%, 5/01/32

        1,700   Colorado Educational and Cultural Facilities Authority, Charter       3/12 at 100.00         N/R          1,760,673
                 School Revenue Bonds, Belle Creek Education Center,
                 Series 2002A, 7.625%, 3/15/32

        3,380   Colorado Housing Finance Authority, Multifamily Project Bonds,       10/11 at 100.00         AAA          3,471,564
                 Class I, Series 2001A-1, 5.500%, 4/01/31 (Alternative
                 Minimum Tax)

       10,100   Colorado Springs, Colorado, Utility System Revenue Refunding         11/07 at 100.00          AA         10,436,330
                 and Improvement Bonds, Series 1997A, 5.375%, 11/15/26

        2,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          2,135,720
                 Refunding Bonds, Series 2001A, 5.500%, 11/15/16 (Alternative
                 Minimum Tax) - FGIC Insured


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Denver City and County, Colorado, Airport System Revenue
                Bonds, Series 1996A:
$      19,150    5.750%, 11/15/16 - MBIA Insured                                     11/06 at 101.00         AAA     $   19,805,122
        1,105    5.500%, 11/15/25 - MBIA Insured                                     11/06 at 101.00         AAA          1,137,609

        1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax                6/14 at 101.00         N/R          1,099,380
                 Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
                DELAWARE - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,835   Delaware Housing Authority, Multifamily Mortgage Revenue              7/12 at 100.00         Aa3          2,844,837
                 Bonds, Series 2001A, 5.400%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        6,000   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         AAA          6,453,360
                 America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,000   Dade County, Florida, Water and Sewerage System Revenue              10/07 at 102.00         AAA          2,113,280
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

                Orange County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
        1,105    5.400%, 12/01/32 - FSA Insured                                      12/11 at 100.00         AAA          1,130,161
        2,195    5.450%, 12/01/41 - FSA Insured                                      12/11 at 100.00         AAA          2,238,790

        4,175   Pace Property Finance Authority Inc., Florida, Utility System         9/07 at 102.00         AAA          4,392,142
                 Improvement and Revenue Refunding Bonds, Series 1997,
                 5.250%, 9/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        5,000   Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,        1/10 at 101.00         AAA          5,233,900
                 5.625%, 1/01/30 (Alternative Minimum Tax) - FGIC Insured

        2,700   Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project,    12/11 at 101.00         N/R          2,915,244
                 Series 2001, 7.900%, 12/01/24

        3,740   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          3,835,781
                 Revenue Anticipation Certificates, Northeast Georgia
                 Health Services Inc., Series 2001, 5.500%, 5/15/31

        2,000   Henry County Water and Sewerage Authority, Georgia, Revenue           2/10 at 101.00         AAA          2,189,260
                 Bonds, Series 2000, 5.625%, 2/01/30 (Pre-refunded to
                 2/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,125   Hawaii, Highway Revenue Bonds, Series 2001,                           7/11 at 100.00         AAA          5,583,175
                 5.375%, 7/01/21 (Pre-refunded to 7/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 18.0% (12.2% OF TOTAL INVESTMENTS)

        3,000   Chicago, Illinois, General Obligation Bonds, Neighborhoods            1/11 at 100.00         AAA          3,270,090
                 Alive 21 Program, Series 2001A, 5.500%, 1/01/31
                 (Pre-refunded to 1/01/11) - FGIC Insured

                Chicago, Illinois, General Obligation Refunding Bonds,
                Series 1996B:
        1,210    5.125%, 1/01/25 (Pre-refunded to 1/01/06) - FGIC Insured             1/06 at 102.00         AAA          1,238,665
        1,290    5.125%, 1/01/25 - FGIC Insured                                       1/06 at 102.00         AAA          1,318,638

        8,375   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,       1/11 at 101.00         AAA          8,827,501
                 5.500%, 1/01/19 (Alternative Minimum Tax) - FSA Insured

        4,950   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA          5,114,439
                 Revenue Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured

        1,750   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              7/08 at 102.00         AAA          1,830,605
                 5.250%, 1/01/28 - FGIC Insured

       10,800   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1999,              1/09 at 101.00         AAA         11,553,624
                 5.375%, 1/01/30 (Pre-refunded to 1/01/09) - FGIC Insured

                Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2001A:
        2,220    5.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,463,467
        8,610    5.500%, 1/01/26 (Pre-refunded to 1/01/11) - AMBAC Insured            1/11 at 100.00         AAA          9,385,158

       10,000   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001,     11/11 at 100.00         AAA         10,733,800
                 5.000%, 11/01/26 (Pre-refunded to 11/01/11) - AMBAC Insured


                                       65

                    Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       2,415   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa     $    2,510,513
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/24 - AMBAC Insured

        1,100   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/10 at 101.00        Baa2          1,175,713
                 Medical Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00        Baa1         15,769,800
                 University Health System, Series 2001A, 6.125%, 7/01/31

        9,000   Illinois Health Facilities Authority, Revenue Bonds, Covenant        12/11 at 101.00         BBB          9,312,120
                 Retirement Communities Inc., Series 2001, 5.875%, 12/01/31

        7,000   Lombard Public Facilities Corporation, Illinois, First Tier           1/16 at 100.00         N/R          7,320,950
                 Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                 7.125%, 1/01/36

        2,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          2,287,400
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1998A, 5.500%, 6/15/29 - FGIC Insured

       16,900   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA         17,773,054
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.250%, 12/15/28 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.9% (4.0% OF TOTAL INVESTMENTS)

                Clark-Pleasant Community School Building Corporation, Indiana,
                First Mortgage Bonds, Series 2001:
        1,255    5.000%, 7/15/21 (Pre-refunded to 1/15/12) - AMBAC Insured            1/12 at 100.00         AAA          1,345,373
        1,000    5.000%, 1/15/26 (Pre-refunded to 1/15/12) - AMBAC Insured            1/12 at 100.00         AAA          1,072,010

                Evansville Vanderburgh Public Library Lease Corporation, Indiana,
                First Mortgage Bonds, Series 2001:
        2,000    5.750%, 7/15/18 (Pre-refunded to 1/15/12) - MBIA Insured             1/12 at 100.00         AAA          2,226,520
        2,750    5.125%, 1/15/24 (Pre-refunded to 1/15/12) - MBIA Insured             1/12 at 100.00         AAA          2,966,948

        3,425   Gary, Indiana, GNMA/FHA Mortgage Revenue Bonds, Windsor              11/11 at 102.00         AAA          3,467,881
                 Square Project, Series 2001A, 5.375%, 10/20/41
                 (Alternative Minimum Tax)

        1,250   Hamilton Southeastern Cumberland Campus School Building               1/12 at 100.00         AAA          1,313,487
                 Corporation, Indiana, First Mortgage Bonds, Series 2001,
                 5.125%, 1/15/23 - AMBAC Insured

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,868,096
                 Community Hospitals of Indiana, Series 2005A,
                 5.000%, 5/01/35 - AMBAC Insured

        9,500   Indiana Educational Facilities Authority, Revenue Bonds,              2/11 at 100.00         AAA         10,172,790
                 Butler University, Series 2001, 5.500%, 2/01/26 -
                 MBIA Insured

        4,230   Indiana Finance Authority, Educational Facilities Revenue Bonds,      6/15 at 100.00         Aa3          4,359,776
                 Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24

        2,650   Indianapolis, Indiana, Special Facility Revenue Bonds, United        11/05 at 102.00         N/R            325,139
                 Airlines Inc., Indianapolis Maintenance Center Project,
                 Series 1995A, 6.500%, 11/15/31 (Alternative Minimum Tax)#

        3,500   University of Southern Indiana, Student Fee Bonds,                   10/11 at 100.00         Aaa          3,652,285
                 Series 2001H, 5.000%, 10/01/21 - AMBAC Insured

                Wayne County Jail Holding Corporation, Indiana, First Mortgage
                Bonds, Series 2001:
        1,150    5.625%, 7/15/18 - AMBAC Insured                                      1/13 at 101.00         AAA          1,274,557
        1,090    5.500%, 7/15/22 - AMBAC Insured                                      1/13 at 101.00         AAA          1,196,013

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 5.6% (3.8% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Great River         5/11 at 100.00         AAA          2,060,920
                 Medical Center, Series 2001, 5.250%, 5/15/31 - FSA Insured

                Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed
                Revenue Bonds, Series 2001B:
       28,000    5.300%, 6/01/25                                                      6/11 at 101.00         BBB         28,425,880
        3,950    5.600%, 6/01/35                                                      6/11 at 101.00         BBB          4,062,417

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.1% (2.1% OF TOTAL INVESTMENTS)

       18,500   Louisville and Jefferson County Metropolitan Sewer District,         11/11 at 101.00         AAA         19,325,470
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 2001A, 5.125%, 5/15/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.4% (2.3% OF TOTAL INVESTMENTS)

       19,890   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB         20,754,419
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39


                                       66

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Maine State Housing Authority, Single Family Mortgage
                Purchase Bonds, Series 2001B:
$       4,610    5.400%, 11/15/21 (Alternative Minimum Tax)                          11/10 at 100.00         AA+     $    4,748,392
        2,015    5.500%, 11/15/32 (Alternative Minimum Tax)                          11/10 at 100.00         AA+          2,061,587

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Maryland Community Development Administration, Insured
                Multifamily Housing Mortgage Loan Revenue Bonds,
                Series 2001B:
          715    5.250%, 5/15/21 (Alternative Minimum Tax)                            5/11 at 100.00         Aa2            733,790
        1,570    5.250%, 7/01/21 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2          1,612,029

       10,600   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R         10,762,286
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.7% (1.2% OF TOTAL INVESTMENTS)

        5,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,       1/11 at 101.00         AAA          5,196,750
                 Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18
                 (Alternative Minimum Tax) - AMBAC Insured

          315   Massachusetts Housing Finance Agency, Single Family                   6/09 at 100.00         AAA            315,954
                 Housing Revenue Bonds, Series 71, 5.650%, 6/01/31
                 (Alternative Minimum Tax) - FSA Insured

        5,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          5,058,750
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 9.1% (6.1% OF TOTAL INVESTMENTS)

       15,000   Detroit City School District, Wayne County, Michigan,                   No Opt. Call         AAA         18,181,050
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 6.000%, 5/01/29 - FSA Insured

       11,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00       AA***         12,094,500
                 Spectrum Health, Series 2001A, 5.500%, 1/15/31
                 (Pre-refunded to 7/15/11)

        1,235   Michigan State Building Authority, Revenue Bonds, Facilities         10/11 at 100.00         AA-          1,345,594
                 Program, Series 2001I, 5.500%, 10/15/18

        3,485   Michigan State Hospital Finance Authority, Hospital Revenue             No Opt. Call         AAA          3,770,352
                 Refunding Bonds, Sisters of Mercy Health Corporation,
                 Series 1993P, 5.375%, 8/15/14 - MBIA Insured

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Sparrow Obligated Group, Series 2001:
        1,400    5.500%, 11/15/21                                                    11/11 at 101.00          A+          1,463,448
        2,500    5.625%, 11/15/31                                                    11/11 at 101.00          A+          2,595,450

        1,355   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-          1,286,396
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

       12,640   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA         13,075,448
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,395   Ypsilanti Community Utilities Authority, Washtenaw County,            5/11 at 100.00         AAA          2,509,697
                 Michigan, General Obligation Bonds, Sanitary Sewerage
                 System 3, Series 2001, 5.100%, 5/01/31 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,350   Dakota County Community Development Agency, Minnesota,               10/11 at 105.00         Aaa          2,473,845
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Rose Apartments Project, Series 2001, 6.350%, 10/20/37
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,155   Mississippi Business Finance Corporation, GNMA Collateralized         5/09 at 103.00         AAA          2,199,630
                 Retirement Facility Mortgage Revenue Refunding Bonds,
                 Aldersgate Retirement Community Inc. Project, Series 1999A,
                 5.450%, 5/20/34

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.5% (1.7% OF TOTAL INVESTMENTS)

        2,000   Fenton, Missouri, Tax Increment Refunding and Improvement            10/12 at 100.00         N/R          2,043,900
                 Revenue Bonds, Gravois Bluffs Redevelopment Project,
                 Series 2002, 6.125%, 10/01/21

                Missouri Development Finance Board, Cultural Facilities
                Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
        3,335    5.250%, 12/01/19 - MBIA Insured                                     12/11 at 100.00         AAA          3,587,459
        3,510    5.250%, 12/01/20 - MBIA Insured                                     12/11 at 100.00         AAA          3,754,507
        3,695    5.250%, 12/01/21 - MBIA Insured                                     12/11 at 100.00         AAA          3,952,394
        2,040    5.250%, 12/01/22 - MBIA Insured                                     12/11 at 100.00         AAA          2,175,395


                                       67

                    Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8% (0.6% OF TOTAL INVESTMENTS)

$       5,000   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00          B1     $    5,194,350
                 Bonds, Stillwater Mining Company, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Nebraska Investment Finance Authority, Single Family Housing
                Revenue Bonds, Series 2001D:
        2,570    5.250%, 9/01/21 (Alternative Minimum Tax)                            9/11 at 100.00         AAA          2,633,967
        3,460    5.375%, 9/01/32 (Alternative Minimum Tax)                            9/11 at 100.00         AAA          3,521,207

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.9% (5.3% OF TOTAL INVESTMENTS)

       35,000   Clark County, Nevada, Limited Tax General Obligation Bank             7/10 at 100.00         AAA         37,458,750
                 Bonds, Series 2000, 5.500%, 7/01/30 - MBIA Insured

        2,000   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA          2,066,840
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        4,000   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         N/R          4,172,320
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40

          350   Nevada Housing Division, Single Family Mortgage Bonds,                4/08 at 101.50         Aaa            359,440
                 Senior Series 1998A-1, 5.300%, 4/01/18 (Alternative
                 Minimum Tax)

        4,290   University of Nevada, Revenue Bonds, Community College                1/12 at 100.00         AAA          4,558,554
                 System, Series 2001A, 5.250%, 7/01/26 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   New Hampshire Health and Education Authority, Hospital               10/11 at 101.00         Aaa          2,170,660
                 Revenue Bonds, Concord Hospital, Series 2001,
                 5.500%, 10/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.4% (1.6% OF TOTAL INVESTMENTS)

       10,000   New Jersey Economic Development Authority, Water Facilities          11/12 at 101.00         Aaa         10,361,900
                 Revenue Bonds, American Water Company, Series 2002A,
                 5.250%, 11/01/32 (Alternative Minimum Tax) - AMBAC Insured

        4,125   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          4,537,087
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/13 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 5.3% (3.5% OF TOTAL INVESTMENTS)

        1,780   East Rochester Housing Authority, New York, GNMA Secured             10/11 at 101.00         AAA          1,829,324
                 Revenue Bonds, Gates Senior Housing Inc., Series 2001,
                 5.300%, 4/20/31

        5,350   Metropolitan Transportation Authority, New York, Dedicated           11/11 at 100.00         AAA          5,759,222
                 Tax Fund Bonds, Series 2001A, 5.000%, 11/15/31
                 (Pre-refunded to 11/15/11) - FGIC Insured

        4,155   Monroe County Airport Authority, New York, Revenue Refunding            No Opt. Call         AAA          4,526,956
                 Bonds, Greater Rochester International Airport, Series 1999,
                 5.750%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured

        2,500   New York City, New York, General Obligation Bonds, Fiscal             8/12 at 100.00         AAA          2,761,400
                 Series 2002G, 5.625%, 8/01/20 - MBIA Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 2001A:
        8,610    5.500%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA          9,257,989
        5,710    5.500%, 6/15/33 - FGIC Insured                                       6/10 at 101.00         AAA          6,139,735

        2,000   New York State Tobacco Settlement Financing Corporation,              6/11 at 100.00         AA-          2,162,740
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,800   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call          A3          1,956,762
                 Revenue Bonds, Series 2003A, 5.500%, 1/01/13

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.4% (1.6% OF TOTAL INVESTMENTS)

        3,350   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/08 at 101.50         AAA          3,437,134
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum Tax) -
                 FSA Insured

        7,600   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          7,857,336
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


                                       68

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

                Portage County, Ohio, General Obligation Bonds, Series 2001:
$       1,870    5.000%, 12/01/21 - FGIC Insured                                     12/11 at 100.00         AAA     $    1,956,357
        1,775    5.000%, 12/01/23 - FGIC Insured                                     12/11 at 100.00         AAA          1,847,668

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,500   Oklahoma Development Finance Authority, Revenue Refunding             8/09 at 101.00         AAA          2,713,850
                 Bonds, Hillcrest Healthcare System, Series 1999A,
                 5.625%, 8/15/29 (Pre-refunded to 8/15/09)

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.5% (1.7% OF TOTAL INVESTMENTS)

        4,700   Oregon Health, Housing, Educational and Cultural Facilities          11/11 at 101.00         AAA          4,962,777
                 Authority, Revenue Bonds, PeaceHealth Project,
                 Series 2001, 5.250%, 11/15/21 - AMBAC Insured

       10,000   Oregon Housing and Community Services Department,                     7/10 at 100.00         Aaa         10,303,500
                 Multifamily Housing Revenue Bonds, Series 2000A,
                 6.050%, 7/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority,
                Pennsylvania, Revenue Bonds, West Penn
                Allegheny Health System, Series 2000B:
        2,000    9.250%, 11/15/22                                                    11/10 at 102.00          B1          2,390,560
        2,000    9.250%, 11/15/30                                                    11/10 at 102.00          B1          2,381,800

        3,500   Pennsylvania Economic Development Financing Authority,                1/06 at 100.00          BB          3,523,415
                 Senior Lien Resource Recovery Revenue Bonds,
                 Northampton Generating Project, Series 1994A,
                 6.600%, 1/01/19 (Alternative Minimum Tax)

        3,205   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,562,646
                 Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded
                 to 8/01/12) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,185   Greenville County, South Carolina, Special Source Revenue             4/11 at 101.00         AAA          2,372,320
                 Bonds, Road Improvement Project, Series 2001,
                 5.500%, 4/01/21 - AMBAC Insured

        6,850   South Carolina Transportation Infrastructure Bank, Revenue           10/11 at 100.00         Aaa          7,528,219
                 Bonds, Series 2001A, 5.500%, 10/01/22 (Pre-refunded to
                 10/01/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        5,210   Memphis-Shelby County Airport Authority, Tennessee,                   3/11 at 100.00         AAA          5,562,092
                 Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/14
                 (Alternative Minimum Tax) - FSA Insured

        1,330   Tennessee Housing Development Agency, Homeownership                   1/09 at 101.00          AA          1,360,816
                 Program Bonds, Series 1998-2, 5.350%, 7/01/23
                 (Alternative Minimum Tax)

        1,385   Tennessee Housing Development Agency, Homeownership                   7/11 at 100.00          AA          1,418,115
                 Program Bonds, Series 2001-3A, 5.200%, 7/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.0% (12.1% OF TOTAL INVESTMENTS)

        1,125   Brushy Creek Municipal Utility District, Williamson County,           6/09 at 100.00         Aaa          1,170,630
                 Texas, Combination Unlimited Tax and Revenue Refunding
                 Bonds, Series 2001, 5.125%, 6/01/26 - FSA Insured

        3,850   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          4,006,772
                 Refunding and Improvement Bonds, Series 2001A,
                 5.500%, 11/01/35 (Alternative Minimum Tax) - FGIC Insured

        5,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise                9/14 at 100.00         N/R          5,384,600
                 Regional Health System, Series 2004A, 7.000%, 9/01/25

                Collins and Denton Counties, Frisco, Texas, General Obligation
                Bonds, Series 2001:
        1,910    5.000%, 2/15/20 - FGIC Insured                                       2/11 at 100.00         AAA          1,989,036
        2,005    5.000%, 2/15/21 - FGIC Insured                                       2/11 at 100.00         AAA          2,085,160

        4,040   Harris County, Texas, Tax and Revenue Certificates of                 8/11 at 100.00         AA+          4,136,516
                 Obligation, Series 2001, 5.000%, 8/15/27

        7,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/08 at 101.00         AAA          7,326,200
                 Bonds, Series 1998B, 5.250%, 7/01/14 (Alternative
                 Minimum Tax) - FGIC Insured

                Houston, Texas, Subordinate Lien Airport System Revenue
                Refunding Bonds, Series 2001A:
        2,525    5.500%, 7/01/13 (Alternative Minimum Tax) - FGIC Insured             1/12 at 100.00         AAA          2,682,535
        2,905    5.500%, 7/01/14 (Alternative Minimum Tax) - FGIC Insured             1/12 at 100.00         AAA          3,113,347

        6,000   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          6,871,680
                 Revenue Refunding Bonds, Series 2001B, 5.500%, 12/01/29 -
                 MBIA Insured


                                       69

                    Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                         Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Jefferson County Health Facilities Development Corporation,
                Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                Southeast Texas, Series 2001:
$       8,500    5.400%, 8/15/31 - AMBAC Insured                                      8/11 at 100.00         AAA     $    8,784,835
        8,500    5.500%, 8/15/41 - AMBAC Insured                                      8/11 at 100.00         AAA          8,873,320

       10,700   Laredo Independent School District, Webb County, Texas,               8/11 at 100.00         AAA         11,036,622
                 General Obligation Refunding Bonds, Series 2001,
                 5.000%, 8/01/25

        2,500   Matagorda County Navigation District 1, Texas, Collateralized           No Opt. Call         AAA          2,628,175
                 Revenue Refunding Bonds, Houston Light and Power
                 Company, Series 1997, 5.125%, 11/01/28 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,540   Medina Valley Independent School District, Medina County,             2/11 at 100.00         Aaa          1,601,431
                 Texas, General Obligation Bonds, Series 2001,
                 5.250%, 2/15/26

        5,430   Mineral Wells Independent School District, Pale Pinto and             2/08 at 100.00         Aaa          5,472,951
                 Parker Counties, Texas, Unlimited School Tax Building and
                 Refunding Bonds, Series 1998, 4.750%, 2/15/22

        3,000   North Central Texas Health Facilities Development Corporation,        2/08 at 102.00         AAA          3,157,500
                 Revenue Bonds, Texas Health Resources System,
                 Series 1997B, 5.375%, 2/15/26 - MBIA Insured

        3,045   Port of Houston Authority, Harris County, Texas, General             10/11 at 100.00         AAA          3,226,482
                 Obligation Port Improvement Bonds, Series 2001B,
                 5.500%, 10/01/17 (Alternative Minimum Tax) - FGIC Insured

       10,915   Texas Department of Housing and Community Affairs,                    7/11 at 100.00         AAA         11,354,984
                 Residential Mortgage Revenue Bonds, Series 2001A,
                 5.350%, 7/01/33 (Alternative Minimum Tax)

       15,700   Texas Water Development Board, Senior Lien State Revolving            1/07 at 100.00         AAA         16,009,761
                 Fund Revenue Bonds, Series 1996B, 5.125%, 7/15/18

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.0% (0.8% OF TOTAL INVESTMENTS)

                Utah Housing Corporation, Single Family Mortgage Bonds,
                Series 2001E:
        2,055    5.200%, 1/01/18 (Alternative Minimum Tax)                            7/11 at 100.00         AA-          2,075,632
          630    5.500%, 1/01/23 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2            645,485

                Utah Housing Corporation, Single Family Mortgage Bonds,
                Series 2001F-1:
        2,575    4.950%, 7/01/18 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2          2,588,467
          650    5.300%, 7/01/23 (Alternative Minimum Tax)                            7/11 at 100.00         AA-            651,586

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        7,000   Pocahontas Parkway Association, Virginia, Senior Lien Revenue          8/08 at 77.58         BB-          4,638,690
                 Bonds, Route 895 Connector Toll Road, Series 1998B,
                 0.000%, 8/15/13

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 15.9% (10.7% OF TOTAL INVESTMENTS)

                Bellingham Housing Authority, Washington, Housing Revenue
                Bonds, Varsity Village Project, Series 2001A:
        1,000    5.500%, 12/01/27 - MBIA Insured                                     12/11 at 100.00         Aaa          1,074,440
        2,000    5.600%, 12/01/36 - MBIA Insured                                     12/11 at 100.00         Aaa          2,154,320

        2,090   Public Utility District 1, Benton County, Washington, Electric       11/11 at 100.00         AAA          2,294,695
                 Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 -
                 FSA Insured

        1,500   Grays Harbor County Public Utility District 1, Washington,            1/11 at 100.00         AAA          1,576,410
                 Electric System Revenue Bonds, Series 2001,
                 5.125%, 1/01/22 - AMBAC Insured

        2,475   Klickitat County Public Utility District 1, Washington, Electric     12/11 at 100.00         AAA          2,538,137
                 Revenue Bonds, Series 2001B, 5.000%, 12/01/26 -
                 AMBAC Insured

       12,955   Port of Seattle, Washington, Passenger Facility Charge Revenue       12/08 at 101.00         AAA         13,558,962
                 Bonds, Series 1998B, 5.300%, 12/01/16 (Alternative
                 Minimum Tax) - AMBAC Insured

                Port of Seattle, Washington, Revenue Bonds, Series 2001B:
        2,535    5.625%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured            10/11 at 100.00         AAA          2,723,097
       16,000    5.100%, 4/01/24 (Alternative Minimum Tax) - FGIC Insured            10/08 at 100.00         AAA         16,157,120

        5,680   Seattle, Washington, Municipal Light and Power Revenue                3/11 at 100.00         AAA          6,123,381
                 Refunding and Improvement Bonds, Series 2001,
                 5.500%, 3/01/18 - FSA Insured

        4,530   Tacoma, Washington, Solid Waste Utility Revenue Refunding            12/11 at 100.00         AAA          4,808,550
                 Bonds, Series 2001, 5.250%, 12/01/21 - AMBAC Insured

        2,250   Washington, Certificates of Participation, Washington                 7/09 at 100.00         AAA          2,375,955
                 Convention and Trade Center, Series 1999,
                 5.250%, 7/01/14 - MBIA Insured


                                       70

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

                Washington State Healthcare Facilities Authority, Revenue
                Bonds, Group Health Cooperative of Puget Sound, Series 2001:
$       3,005    5.375%, 12/01/17 - AMBAC Insured                                    12/11 at 101.00         AAA     $    3,201,046
        2,915    5.375%, 12/01/18 - AMBAC Insured                                    12/11 at 101.00         AAA          3,098,732

        3,720   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa          3,966,004
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.375%, 10/01/18 - AMBAC Insured

                Washington State Healthcare Facilities Authority, Revenue
                Bonds, Good Samaritan Hospital, Series 2001:
        5,480    5.500%, 10/01/21 - RAAI Insured                                     10/11 at 101.00          AA          5,774,112
       25,435    5.625%, 10/01/31 - RAAI Insured                                     10/11 at 101.00          AA         26,717,687

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.5% (3.0% OF TOTAL INVESTMENTS)

                Appleton, Wisconsin, Waterworks Revenue Refunding Bonds,
                Series 2001:
        3,705    5.375%, 1/01/20 - FGIC Insured                                       1/12 at 100.00         Aaa          3,980,763
        1,850    5.000%, 1/01/21 - FGIC Insured                                       1/12 at 100.00         Aaa          1,932,121

        1,735   Evansville Community School District, Dane, Green and Rock            4/11 at 100.00         AAA          1,896,301
                 Counties, Wisconsin, General Obligation Refunding Bonds,
                 Series 2001, 5.500%, 4/01/20 (Pre-refunded to 4/01/11) -
                 FGIC Insured

       12,250   La Crosse, Wisconsin, Pollution Control Revenue Refunding            12/08 at 102.00         AAA         13,074,058
                 Bonds, Dairyland Power Cooperative, Series 1997B,
                 5.550%, 2/01/15 - AMBAC Insured

        4,000   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00         AA-          4,111,320
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30

        2,500   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 100.00        BBB+          2,635,325
                 Bonds, Marshfield Clinic, Series 2001B, 6.000%, 2/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     875,845   Total Long-Term Investments (cost $876,144,872) - 148.5%                                                916,634,769
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     12,722,987
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.5)%                                                       (312,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  617,357,756
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.


                                 See accompanying notes to financial statements.

                    Statement of
                         ASSETS AND LIABILITIES October 31, 2005
                                  PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND          DIVIDEND         DIVIDEND
                                         PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                        (NPP)            (NMA)            (NMO)            (NAD)             (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost
   $1,303,227,964, $951,789,105,
   $996,471,718, $813,884,644,
   $629,002,629, $876,144,872,
   respectively)               $1,387,993,621   $1,019,106,800   $1,054,176,907     $872,545,517      $675,355,575     $916,634,769
Receivables:
   Interest                        21,966,104       18,216,696       16,896,706       13,391,987        11,552,426       15,315,541
   Investments sold                 7,317,146           25,313          315,000       12,446,520                --               --
Other assets                           93,233           71,186           76,623           63,656            41,441           29,469
------------------------------------------------------------------------------------------------------------------------------------
      Total assets              1,417,370,104    1,037,419,995    1,071,465,236      898,447,680       686,949,442      931,979,779
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                      4,092,123        2,850,375          544,486        1,448,168         1,702,016        2,107,935
Payable for investments purchased   3,510,675               --          300,556        1,500,000                --               --
Accrued expenses:
   Management fees                    729,742          540,333          558,800          316,855           186,094          249,293
   Other                              343,431          247,020          264,819          188,994           132,634          203,132
Preferred share dividends payable     149,649          104,194          114,382          107,017            66,495           61,663
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities             8,825,620        3,741,922        1,783,043        3,561,034         2,087,239        2,622,023
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value              479,000,000      358,000,000      380,000,000      295,000,000       222,000,000      312,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $  929,544,484   $  675,678,073   $  689,682,193     $599,886,646      $462,862,203     $617,357,756
====================================================================================================================================
Common shares outstanding          59,914,073       43,025,594       45,540,872       39,267,491        29,290,868       40,310,119
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)  $        15.51   $        15.70   $        15.14     $      15.28      $      15.80     $      15.32
====================================================================================================================================

NET ASSETS APPLICABLE TO
   COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01
    par value per share        $      599,141   $      430,256   $      455,409     $    392,675      $    292,909     $    403,101
Paid-in surplus                   836,423,631      601,030,545      635,502,550      558,149,941       416,265,287      572,845,047
Undistributed net
   investment income                6,510,536        6,201,663        4,150,977        3,699,460         4,862,141        4,240,488
Accumulated net realized
   gain (loss)from
   investments and
   forward swaps                    1,245,519          697,914       (8,131,932)     (21,016,303)       (4,911,080)        (620,777)
Net unrealized appreciation of
   investments and forward swaps   84,765,657       67,317,695       57,705,189       58,660,873        46,352,946       40,489,897
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $  929,544,484   $  675,678,073   $  689,682,193     $599,886,646      $462,862,203     $617,357,756
====================================================================================================================================
Authorized shares:
   Common                         200,000,000      200,000,000      200,000,000        Unlimited         Unlimited        Unlimited
   Preferred                        1,000,000        1,000,000        1,000,000        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of
                     OPERATIONS Year Ended October 31, 2005
                                  PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND          DIVIDEND         DIVIDEND
                                         PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                        (NPP)            (NMA)            (NMO)            (NAD)             (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                $ 72,018,498      $54,878,043     $ 55,161,965     $ 46,690,539       $36,299,236      $46,971,241
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                     8,670,646        6,417,409        6,636,074        5,577,273         4,264,004        5,763,859
Preferred shares - auction fees     1,197,500          895,000          950,000          737,500           555,000          780,000
Preferred shares - dividend
   disbursing agent fees               50,000           50,000           40,000           30,000            30,000           30,000
Shareholders' servicing agent fees
   and expenses                       181,169          110,995          120,604           15,992             6,830            9,233
Custodian's fees and expenses         308,025          218,409          229,236          191,424           141,290          193,156
Directors'/Trustees' fees
   and expenses                        25,485           17,735           18,610           16,006            11,679           16,273
Professional fees                      60,718           67,252           57,647          294,094            43,036           40,397
Shareholders' reports -
   printing and
   mailing expenses                   112,561           82,137           87,642           69,645            52,815           73,238
Stock exchange listing fees            23,334           19,310           17,736           15,383             1,356            3,432
Investor relations expense            190,137          137,870          144,608          119,846            88,826          120,611
Other expenses                         60,690           63,958           64,099           49,049            40,915           45,718
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit, expense reimbursement,
   and legal fee refund            10,880,265        8,080,075        8,366,256        7,116,212         5,235,751        7,075,917
   Custodian fee credit               (72,965)         (57,595)         (55,451)         (59,219)          (32,939)         (44,064)
   Expense reimbursement                   --               --               --       (2,150,119)       (2,064,478)      (2,809,757)
   Legal fee refund                        --          (62,458)              --               --           (21,923)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                       10,807,300        7,960,022        8,310,805        4,906,874         3,116,411        4,222,096
------------------------------------------------------------------------------------------------------------------------------------
Net investment income              61,211,198       46,918,021       46,851,160       41,783,665        33,182,825       42,749,145
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
   from investments                 1,174,258          739,548        6,140,447         (176,759)          365,453           60,740
Net realized gain (loss) from
   forward swaps                           --               --               --               --        (5,034,851)              --
Change in net unrealized
   appreciation (depreciation)
   of investments                 (16,746,198)     (10,417,790)     (18,854,854)     (10,221,934)        7,731,035          133,784
Change in net unrealized appreciation
   (depreciation) of forward swaps         --               --               --               --         3,532,408               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and
   unrealized gain (loss)         (15,571,940)      (9,678,242)     (12,714,407)     (10,398,693)        6,594,045          194,524
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
   PREFERRED SHAREHOLDERS
From net investment income         (9,513,192)      (6,994,789)      (7,453,196)      (5,755,365)       (4,391,879)      (6,046,697)
From accumulated net realized
   gains from investments             (69,318)         (47,587)              --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders       (9,582,510)      (7,042,376)      (7,453,196)      (5,755,365)       (4,391,879)      (6,046,697)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
   net assets applicable
   to Common shares
   from operations               $ 36,056,748      $30,197,403     $ 26,683,557     $ 25,629,607       $35,384,991      $36,896,972
====================================================================================================================================

                                 See accompanying notes to financial statements.

                    Statement of
                        CHANGES IN NET ASSETS
                                     PERFORMANCE PLUS (NPP)           MUNICIPAL ADVANTAGE (NMA)          MARKET OPPORTUNITY (NMO)
                                 -----------------------------     -----------------------------      ------------------------------
                                         YEAR             YEAR             YEAR             YEAR              YEAR             YEAR
                                        ENDED            ENDED            ENDED            ENDED             ENDED            ENDED
                                     10/31/05         10/31/04         10/31/05         10/31/04          10/31/05         10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 61,211,198     $ 62,636,215     $ 46,918,021     $ 47,557,854      $ 46,851,160     $ 47,042,202
Net realized gain (loss)
   from investments                 1,174,258        6,618,657          739,548          687,024         6,140,447       (1,201,262)
Net realized gain (loss) from
   forward swaps                           --               --               --               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                 (16,746,198)      18,902,259      (10,417,790)      17,410,047       (18,854,854)      17,743,454
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --               --               --                 --              --
Distributions to
   Preferred shareholders:
   From net investment income      (9,513,192)      (4,452,180)      (6,994,789)      (3,307,419)       (7,453,196)      (3,607,167)
   From accumulated net
      realized gains
      from investments                (69,318)              --          (47,587)         (42,016)                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations          36,056,748       83,704,951       30,197,403       62,305,490        26,683,557       59,977,227
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (56,600,807)     (58,236,491)     (43,068,628)     (44,397,396)      (41,760,989)     (43,172,754)
From accumulated net
   realized gains
   from investments                  (904,764)              --         (641,084)        (599,790)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders            (57,505,571)     (58,236,491)     (43,709,712)     (44,997,186)      (41,760,989)     (43,172,754)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                        --               --               --          734,804                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    (21,448,823)      25,468,460      (13,512,309)      18,043,108       (15,077,432)      16,804,473
Net assets applicable to Common
   shares at the beginning
   of year                        950,993,307      925,524,847      689,190,382      671,147,274       704,759,625      687,955,152
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $929,544,484     $950,993,307     $675,678,073     $689,190,382      $689,682,193     $704,759,625
====================================================================================================================================
Undistributed net investment
   income at
   the end of year               $  6,510,536     $ 11,485,116     $  6,201,663     $  9,357,409      $  4,150,977     $  6,496,073
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                    DIVIDEND ADVANTAGE (NAD)         DIVIDEND ADVANTAGE 2 (NXZ)         DIVIDEND ADVANTAGE 3 (NZF)
                                 -----------------------------     -----------------------------      ------------------------------
                                         YEAR             YEAR             YEAR             YEAR              YEAR             YEAR
                                        ENDED            ENDED            ENDED            ENDED             ENDED            ENDED
                                     10/31/05         10/31/04         10/31/05         10/31/04          10/31/05         10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 41,783,665     $ 42,956,260     $ 33,182,825     $ 32,923,303      $ 42,749,145     $ 42,967,136
Net realized gain (loss)
   from investments                  (176,759)       1,200,358          365,453         (470,534)           60,740          530,482
Net realized gain (loss) from
   forward swaps                           --               --       (5,034,851)              --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                 (10,221,934)      16,389,360        7,731,035       18,712,940           133,784       23,226,246
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --        3,532,408       (3,532,408)               --               --
Distributions to
   Preferred shareholders:
   From net investment income      (5,755,365)      (2,680,807)      (4,391,879)      (2,061,411)       (6,046,697)      (2,880,639)
   From accumulated net
      realized gains
      from investments                     --               --               --          (52,111)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 25,629,607       57,865,171       35,384,991       45,519,779        36,896,972       63,843,225
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (39,071,157)     (40,278,262)     (30,220,159)     (30,219,035)      (38,657,406)     (38,879,112)
From accumulated net
   realized gains
   from investments                        --               --               --         (850,299)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (39,071,157)     (40,278,262)     (30,220,159)     (31,069,334)      (38,657,406)     (38,879,112)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common
   shares issued
   to shareholders due
   to reinvestment
   of distributions                        --          475,057          145,668               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                  (13,441,550)      18,061,966        5,310,500       14,450,445        (1,760,434)      24,964,113
Net assets applicable to
   Common shares at
   the beginning of year          613,328,196      595,266,230      457,551,703      443,101,258       619,118,190      594,154,077
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $599,886,646     $613,328,196     $462,862,203     $457,551,703      $617,357,756     $619,118,190
====================================================================================================================================
Undistributed net
   investment income at
   the end of year               $  3,699,460     $  6,910,277     $  4,862,141     $  6,314,546      $  4,240,488     $  6,237,051
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or derivative investment, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2005, Performance Plus (NPP) and Dividend Advantage (NAD) had outstanding when-issued purchase commitments of $3,510,675 and $1,500,000, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Municipal Advantage (NMA) and Dividend Advantage 2
(NXZ) reflect a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid dur-ing the fiscal year ended October 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                       4,000        3,000         4,000        4,000        3,000           --
   Series T                       4,000        3,000         4,000        4,000        3,000           --
   Series W                       4,000        3,000         3,200           --           --        4,160
   Series TH                      3,160        2,320            --        3,800           --        4,160
   Series F                       4,000        3,000         4,000           --        2,880        4,160
---------------------------------------------------------------------------------------------------------
Total                            19,160       14,320        15,200       11,800        8,880       12,480
=========================================================================================================

Forward Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. At October 31, 2005, the Funds did not have any forward swap contracts outstanding.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Director/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common shares were as follows:

                                                              MUNICIPAL                     MARKET
                         PERFORMANCE PLUS (NPP)            ADVANTAGE (NMA)             OPPORTUNITY (NMO)
                         ----------------------          ------------------           -------------------
                               YEAR       YEAR               YEAR      YEAR               YEAR       YEAR
                              ENDED      ENDED              ENDED     ENDED              ENDED      ENDED
                           10/31/05   10/31/04           10/31/05  10/31/04           10/31/05   10/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment
   of distributions              --         --                 --    45,261                 --         --
=========================================================================================================
                                                              DIVIDEND                      DIVIDEND
                         DIVIDEND ADVANTAGE (NAD)         ADVANTAGE 2 (NXZ)             ADVANTAGE 3 (NZF)
                         ------------------------        ------------------           -------------------
                               YEAR       YEAR               YEAR      YEAR               YEAR       YEAR
                              ENDED      ENDED              ENDED     ENDED              ENDED      ENDED
                           10/31/05   10/31/04           10/31/05  10/31/04           10/31/05   10/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment
   of distributions              --     29,786              8,868        --                 --         --
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2005, were as follows:

                              PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                     PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                    (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------------------
Purchases                     $89,358,777   $86,369,787    $71,369,446  $ 97,805,032   $10,760,952   $29,580,519
Sales and maturities           90,450,330    84,214,663     76,975,481   112,504,170    16,414,755    29,845,707
================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At October 31, 2005, the cost of investments was as follows:

                               PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                      PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                     (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------------------
Cost of investments         $1,302,540,432  $950,605,250  $996,121,660  $812,979,519  $632,784,855  $875,958,051
================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005, were as follows:

                              PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                     PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                    (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation               $87,734,466   $73,499,633   $ 74,373,534   $61,502,599   $50,162,357   $42,579,076
   Depreciation                (2,281,277)   (4,998,083)   (16,318,287)   (1,936,601)   (7,591,637)   (1,902,358)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments             $85,453,189   $68,501,550   $ 58,055,247   $59,565,998   $42,570,720   $40,676,718
================================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2005, were as follows:

                              PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                     PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                    (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *        $10,432,188    $8,492,542     $7,024,566    $5,873,482    $6,955,460    $7,219,217
Undistributed net
   ordinary income **               4,065       154,403        192,454            --        12,183            --
Undistributed net long-term
   capital gains                1,245,519       593,511             --            --            --            --
================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2005, paid on November 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                              PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                     PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
2005                                (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income          $66,204,330   $50,312,299    $49,472,483   $45,021,305   $34,591,779   $44,838,770
Distributions from net
   ordinary income **             238,651            --             --            --            --            --
Distributions from net
   long-term
   capital gains                  974,082       688,671             --            --            --            --
================================================================================================================

                              PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                     PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
2004                                (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income          $62,627,198   $47,642,154    $46,733,618   $42,925,745   $32,249,670   $41,658,844
Distributions from net
   ordinary income **                  --        11,261             --            --            11            --
Distributions from net
   long-term
   capital gains                       --       641,806             --            --       902,410            --
================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                  MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                             OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                   (NMO)        (NAD)        (NXZ)        (NZF)
-------------------------------------------------------------------------------
Expiration year:
   2007                       $       --  $ 1,724,693     $     --     $     --
   2008                               --   14,462,547           --           --
   2009                               --           --           --           --
   2010                               --           --           --      620,777
   2011                        7,158,008    4,594,300           --           --
   2012                          973,824           --      246,691           --
   2013                               --      104,763      402,153           --
-------------------------------------------------------------------------------
Total                         $8,131,932  $20,886,303     $648,844     $620,777
===============================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                          PERFORMANCE PLUS (NPP)
AVERAGE DAILY NET ASSETS                               MUNICIPAL ADVANTAGE (NMA)
(INCLUDING NET ASSETS                                   MARKET OPPORTUNITY (NMO)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                        DIVIDEND ADVANTAGE (NAD)
AVERAGE DAILY NET ASSETS                              DIVIDEND ADVANTAGE 2 (NXZ)
(INCLUDING NET ASSETS                                 DIVIDEND ADVANTAGE 3 (NZF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2005, the complex-level fee rate was .1905%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to their Directors/Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
JULY 31,                                        JULY 31,
--------------------------------------------------------------------------------
1999*                         .30%                   2005                   .25%
2000                          .30                    2006                   .20
2001                          .30                    2007                   .15
2002                          .30                    2008                   .10
2003                          .30                    2009                   .05
2004                          .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2001*                         .30%                   2007                   .25%
2002                          .30                    2008                   .20
2003                          .30                    2009                   .15
2004                          .30                    2010                   .10
2005                          .30                    2011                   .05
2006                          .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                   SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                         .30%                   2007                   .25%
2002                          .30                    2008                   .20
2003                          .30                    2009                   .15
2004                          .30                    2010                   .10
2005                          .30                    2011                   .05
2006                          .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

Notes to
    FINANCIAL STATEMENTS (continued)



7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2005, to shareholders of record on November 15, 2005, as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0745       $.0795        $.0725       $.0790       $.0860       $.0770
=========================================================================================================

                    Financial
                           HIGHLIGHTS

                    Financial
                           HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:
                                                        Investment Operations                              Less Distributions
                                 ----------------------------------------------------------------- ---------------------------------
                                                          Distributions    Distributions
                                                               from Net             from                  Net
                      Beginning                              Investment          Capital           Investment    Capital
                         Common                     Net       Income to         Gains to            Income to   Gains to
                          Share         Net   Realized/       Preferred        Preferred               Common     Common
                      Net Asset  Investment  Unrealized          Share-           Share-               Share-     Share-
                          Value      Income  Gain (Loss)        holders+         holders+    Total    holders    holders      Total
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                     $15.87       $1.02      $ (.26)          $(.16)            $ --     $ .60     $ (.94)     $(.02)     $(.96)
2004                      15.45        1.04         .42            (.07)              --      1.39       (.97)        --       (.97)
2003                      15.38        1.07         .05            (.07)              --      1.05       (.95)      (.03)      (.98)
2002                      15.57        1.09        (.22)           (.10)            (.01)      .76       (.90)      (.04)      (.94)
2001                      14.36        1.10        1.17            (.23)              --      2.04       (.83)        --       (.83)

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      16.02        1.09        (.24)           (.16)              --       .69      (1.00)      (.01)     (1.01)
2004                      15.62        1.11         .41            (.08)              --      1.44      (1.03)      (.01)     (1.04)
2003                      15.41        1.13         .25            (.07)            (.01)     1.30      (1.02)      (.07)     (1.09)
2002                      15.65        1.15        (.22)           (.10)            (.03)      .80       (.94)      (.10)     (1.04)
2001                      14.61        1.16        1.10            (.24)            (.03)     1.99       (.87)      (.08)      (.95)

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      15.48        1.03        (.29)           (.16)              --       .58       (.92)        --       (.92)
2004                      15.11        1.03         .37            (.08)              --      1.32       (.95)        --       (.95)
2003                      14.60        1.03         .50            (.08)              --      1.45       (.94)        --       (.94)
2002                      15.24        1.11        (.70)           (.11)            (.01)      .29       (.91)      (.02)      (.93)
2001                      14.45        1.16         .80            (.26)            (.01)     1.69       (.87)      (.03)      (.90)

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      15.62        1.06        (.25)           (.15)              --       .66      (1.00)        --      (1.00)
2004                      15.17        1.09         .46            (.07)              --      1.48      (1.03)        --      (1.03)
2003                      14.94        1.10         .19            (.07)              --      1.22       (.99)        --       (.99)
2002                      14.84        1.13         .01            (.10)              --      1.04       (.94)        --       (.94)
2001                      13.59        1.16        1.21            (.24)              --      2.13       (.88)        --       (.88)

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      15.63        1.13         .22            (.15)              --      1.20      (1.03)        --      (1.03)
2004                      15.13        1.12         .51            (.07)              --      1.56      (1.03)      (.03)     (1.06)
2003                      14.89        1.16         .17            (.07)              --      1.26      (1.01)      (.01)     (1.02)
2002                      15.07        1.15        (.32)           (.10)              --       .73       (.91)      (.01)      (.92)
2001(a)                   14.33         .52         .88            (.09)              --      1.31       (.45)        --       (.45)

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      15.36        1.06         .01            (.15)              --       .92       (.96)        --       (.96)
2004                      14.74        1.06         .59            (.07)              --      1.58       (.96)        --       (.96)
2003                      14.56        1.07         .10            (.07)              --      1.10       (.93)        --       (.93)
2002                      14.47        1.03         .16            (.10)              --      1.09       (.91)        --       (.91)
2001(b)                   14.33         .03         .14              --               --       .17         --         --         --
====================================================================================================================================
                                                                                           Total Returns
                                                                                     -------------------------
                                     Offering                                                          Based
                                    Costs and          Ending                                             on
                                    Preferred          Common                         Based           Common
                                        Share           Share        Ending              on        Share Net
                                 Underwriting       Net Asset        Market          Market            Asset
                                    Discounts           Value         Value           Value**          Value**
==============================================================================================================
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     $ --          $15.51        $14.43            3.02%            3.83%
2004                                       --           15.87         14.95            9.10             9.30
2003                                       --           15.45         14.64            9.58             6.97
2002                                     (.01)          15.38         14.28            4.51             5.03
2001                                       --           15.57         14.58           26.96            14.51

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --           15.70        $15.19            3.29             4.42
2004                                       --           16.02         15.70            8.82             9.57
2003                                       --           15.62         15.44           13.17             8.71
2002                                       --           15.41         14.66            5.89             5.39
2001                                       --           15.65         14.85           23.35            13.97

MARKET OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --           15.14        $14.19            4.70             3.78
2004                                       --           15.48         14.44            7.97             9.00
2003                                       --           15.11         14.29           10.62            10.24
2002                                       --           14.60         13.80             .49             2.03
2001                                       --           15.24         14.65           20.03            11.93

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --           15.28        $14.58            1.77             4.27
2004                                       --           15.62         15.31            8.37            10.06
2003                                       --           15.17         15.12           11.41             8.41
2002                                       --           14.94         14.50            2.01             7.26
2001                                       --           14.84         15.14           27.35            16.03

DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --           15.80        $15.64            8.58             7.83
2004                                       --           15.63         15.38           11.16            10.67
2003                                       --           15.13         14.85           14.39             8.67
2002                                      .01           14.89         13.91            (.81)            5.16
2001(a)                                  (.12)          15.07         14.96            2.75             8.39

DIVIDEND ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --           15.32        $14.41            6.11             6.09
2004                                       --           15.36         14.50           12.45            11.10
2003                                      .01           14.74         13.80            9.04             7.82
2002                                     (.09)          14.56         13.53           (4.26)            7.20
2001(b)                                  (.03)          14.47         15.07             .47              .98
==============================================================================================================
                                                                         Ratios/Supplemental Data
                                 ---------------------------------------------------------------------------------------------------
                                                           Before Credit/                       After Credit/
                                                        Reimbursement/Refund                Reimbursement/Refund***
                                                   --------------------------------     ------------------------------
                                                                     Ratio of Net                      Ratio of Net
                                                     Ratio of          Investment         Ratio of       Investment
                                      Ending         Expenses           Income to         Expenses        Income to
                                         Net       to Average             Average       to Average          Average
                                      Assets       Net Assets          Net Assets       Net Assets        Net Assets
                                  Applicable       Applicable          Applicable       Applicable        Applicable      Portfolio
                                   to Common        to Common           to Common        to Common         to Common       Turnover
                                 Shares (000)          Shares++            Shares++         Shares++          Shares++         Rate
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                $929,544             1.15%               6.45%            1.14%             6.46%             6%
2004                                 950,993             1.17                6.69             1.17              6.70             11
2003                                 925,525             1.18                6.89             1.18              6.90             10
2002                                 921,376             1.18                7.11             1.17              7.12             11
2001                                 932,937             1.15                7.29             1.14              7.30             14

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                 675,678             1.17                6.81             1.16              6.82              8
2004                                 689,190             1.19                7.00             1.18              7.00              4
2003                                 671,147             1.21                7.27             1.20              7.27              7
2002                                 662,270             1.22                7.55             1.22              7.55             17
2001                                 672,673             1.23                7.60             1.22              7.61             18

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                 689,682             1.19                6.66             1.18              6.67              7
2004                                 704,760             1.21                6.75             1.19              6.77              4
2003                                 687,955             1.25                6.94             1.25              6.94              9
2002                                 664,914             1.24                7.50             1.24              7.51             13
2001                                 694,025             1.23                7.73             1.23              7.74             11

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                 599,887             1.17                6.48              .80              6.84             11
2004                                 613,328             1.14                6.69              .70              7.12              7
2003                                 595,266             1.35                6.78              .89              7.24              3
2002                                 586,045             1.25                7.24              .80              7.70              7
2001                                 581,089             1.26                7.56              .78              8.04             12

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                 462,862             1.12                6.66              .67              7.12              2
2004                                 457,552             1.14                6.87              .69              7.32              3
2003                                 443,101             1.17                7.20              .71              7.66             11
2002                                 435,907             1.17                7.32              .70              7.79              9
2001(a)                              441,308             1.13*               5.56*             .63*             6.06*             5

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                 617,358             1.13                6.39              .68              6.84              3
2004                                 619,118             1.15                6.64              .69              7.10              3
2003                                 594,154             1.17                6.80              .71              7.26              3
2002                                 586,799             1.17                6.78              .70              7.25              7
2001(b)                              583,100              .72*               2.05*             .42*             2.36*             1
====================================================================================================================================
                                      Preferred Shares at End of Period
                                  -----------------------------------------
                                    Aggregate       Liquidation
                                       Amount        and Market      Asset
                                  Outstanding             Value   Coverage
                                         (000)        Per Share  Per Share
===========================================================================
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                 $479,000           $25,000    $73,515
2004                                  479,000            25,000     74,634
2003                                  479,000            25,000     73,305
2002                                  479,000            25,000     73,089
2001                                  444,000            25,000     77,530

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  358,000            25,000     72,184
2004                                  358,000            25,000     73,128
2003                                  358,000            25,000     71,868
2002                                  358,000            25,000     71,248
2001                                  358,000            25,000     71,974

MARKET OPPORTUNITY (NMO)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  380,000            25,000     70,374
2004                                  380,000            25,000     71,366
2003                                  380,000            25,000     70,260
2002                                  380,000            25,000     68,744
2001                                  380,000            25,000     70,660

DIVIDEND ADVANTAGE (NAD)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  295,000            25,000     75,838
2004                                  295,000            25,000     76,977
2003                                  295,000            25,000     75,446
2002                                  295,000            25,000     74,665
2001                                  295,000            25,000     74,245

DIVIDEND ADVANTAGE 2 (NXZ)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  222,000            25,000     77,124
2004                                  222,000            25,000     76,526
2003                                  222,000            25,000     74,899
2002                                  222,000            25,000     74,089
2001(a)                               222,000            25,000     74,697

DIVIDEND ADVANTAGE 3 (NZF)
---------------------------------------------------------------------------
Year Ended 10/31:
2005                                  312,000            25,000     74,468
2004                                  312,000            25,000     74,609
2003                                  312,000            25,000     72,608
2002                                  312,000            25,000     72,019
2001(b)                                    --                --         --
===========================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

*** After custodian fee credit, expense reimbursement, and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

(a) For the period March 27, 2001 (commencement of operations) through October 31, 2001.

(b) For the period September 25, 2001 (commencement of operations) through October 31, 2001.


                                 See accompanying notes to financial statements.

                                  84-85 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       86

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice President,
                                                          Dayton Philharmonic Orchestra Association; Board Member, Regional
                                                          Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       87

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan,
                                                          (2000-2002), Senior Vice President, Head of Plan Administration and
                                                          Participant Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.


                                       88

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

               ANNUAL INVESTMENT
               MANAGEMENT AGREEMENT
               APPROVAL PROCESS


At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Nuveen funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable fund's duration with certain benchmarks.

Based on their review, the Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

                    ANNUAL INVESTMENT MANAGEMENT
                    AGREEMENT APPROVAL PROCESS (continued)


   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF NAM
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Nuveen funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreements with NAM and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the respective operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the respective Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Managements Agreement be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL




Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $131 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                                  o Share prices
                                                  o Fund details
           Learn more                             o Daily financial news
about Nuveen Funds at                             o Investor education
   WWW.NUVEEN.COM/ETF                             o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-B-1005D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                   Nuveen Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                        $ 27,440                        $ 0                  $ 1,445         $ 2,750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                        $ 25,825                        $ 0                  $ 5,496         $ 2,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
October 31, 2005                                             $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
October 31, 2004                                             $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                         $ 4,195                  $ 282,575                      $ 0       $ 286,770
October 31, 2004                                         $ 8,046                        $ 0                      $ 0         $ 8,046

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund 3
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.